UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2013

Item 1:	Report(s) to Shareholders.

2 0 1 3

L O R D   A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Developing Growth

Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 56.68%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 43.30% over the same period.

Equity markets made considerable gains in the trailing 12-month period. Following the conclusion of the U.S. presidential election in November 2012 and the last-minute resolution of the “fiscal cliff” in December, equity markets shook off challenges and marched

1

significantly higher in 2013. By the end of the period, broad market equity indexes had achieved new highs.

We were pleased with the Fund’s outperformance during the period, which we attribute to our fundamentally driven process focusing on sound business models, capable management, competitive advantages, and favorable industry conditions.

Security selection within the health care sector benefited relative Fund performance. Aegerion Pharmaceuticals, Inc., a biopharmaceutical company that develops therapeutics used in the treatment of lipid disorders, was among the strongest contributors within the sector. The company announced that it would increase the price of its flagship drug, Juxtapid. Medidata Solutions, Inc., a global provider of software-as-a-service used to manage clinical data in the medical profession, also saw its shares rise notably after a strong quarterly earnings report. Digital and cloud-based data continued to grow in the health-care industry due to its inherent cost reduction and the efficiency it provides.

Security selection within the financials sector contributed to relative Fund performance as well. Shares of Financial Engines, Inc., a provider of independent technology enabling portfolio management services to participants in employer-sponsored defined contribution plans, rose more than 150% within the portfolio during the period, contributing significantly to both relative and absolute Fund performance. The company posted multiple quarters of double-digit, year-over-year revenue growth, as the continued shift away from defined benefit plans greatly increased the number of individuals seeking investment advice within employer-sponsored 401(k) plans.

Only a few segments of the Fund were significant detractors from relative performance. The Fund’s underweight to the consumer staples sector hurt relative performance due the sector’s total return being higher than that of the index. Security selection within the sector also detracted from relative Fund performance. Shares of The Fresh Market, Inc., a specialty grocery store in the United States, saw its shares fall late in the period after a quarterly earnings miss; management guided comparable sales lower for the year ahead and noted weaker than anticipated margins in the company’s two newest markets.

In addition, information technology holding Ruckus Wireless, Inc. was among the biggest detractors from overall relative Fund performance during the period. The company, which provides wireless network solutions to enterprises and service providers, saw its shares decline sharply after a poor quarterly earnings report and tepid demand. Consumer discretionary holding K12, Inc. also detracted notably from relative Fund performance during the period. The provider of a technology-based education platform saw its shares decline

2

in October. The company forecasted a weak quarterly earnings report due to enrollment numbers that were weaker than initially anticipated.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	Life of Class
Class VC2	56.68%	22.98%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

2 The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 - 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,255.70	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	15.39%
Consumer Staples	4.52%
Energy	3.85%
Financials	13.62%
Health Care	21.32%
Industrials	15.23%
Information Technology	23.49%
Materials	2.01%
Technology	0.57%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.02%

Aerospace & Defense 1.19%
Curtiss-Wright Corp.	304	$19
Hexcel Corp.*	717	32
Total		51

Airlines 1.86%
JetBlue Airways Corp.*	5,704	49
Spirit Airlines, Inc.*	692	31
Total		80

Biotechnology 8.17%
ACADIA Pharmaceuticals, Inc.*	960	24
Aegerion Pharmaceuticals, Inc.*	136	10
Alnylam Pharmaceuticals, Inc.*	307	20
Celldex Therapeutics, Inc.*	971	24
Cepheid, Inc.*	1,016	47
Clovis Oncology, Inc.*	365	22
Foundation Medicine, Inc.*	520	12
Genomic Health, Inc.*	747	22
Incyte Corp.*	1,114	56
Isis Pharmaceuticals, Inc.*	1,207	48
Puma Biotechnology, Inc.*	351	36
Synageva BioPharma Corp.*	463	30
Total		351

Building Products 1.09%
Trex Co., Inc.*	585	47

Capital Markets 7.50%
Artisan Partners Asset
Management, Inc. Class A	643	42
E*TRADE Financial Corp.*	2,981	59
Evercore Partners, Inc. Class A	1,060	63
Financial Engines, Inc.	815	57
Stifel Financial Corp.*	948	45
WisdomTree Investments, Inc.*	3,179	56
Total		322

Chemicals 0.49%
Flotek Industries, Inc.*	1,055	21

Investments	Shares	Fair Value (000)
Commercial Banks 4.01%
Home BancShares, Inc.	880	$33
Signature Bank*	286	31
SVB Financial Group*	530	55
Texas Capital Bancshares, Inc.*	355	22
Western Alliance Bancorp*	1,307	31
Total		172

Computers & Peripherals 0.98%
Cray, Inc.*	179	5
Nimble Storage, Inc.*	46	2
Stratasys Ltd.*	261	35
Total		42

Construction Materials 0.49%
Eagle Materials, Inc.	276	21

Consumer Finance 1.07%
Springleaf Holdings, Inc.*	1,837	46

Diversified Consumer Services 2.03%
DeVry Education Group, Inc.	618	22
LifeLock, Inc.*	3,961	65
Total		87

Electrical Equipment 3.23%
Acuity Brands, Inc.	511	56
Franklin Electric Co., Inc.	476	21
Generac Holdings, Inc.	1,087	62
Total		139

Electronic Equipment, Instruments & Components 4.68%
Cognex Corp.*	1,341	51
FARO Technologies, Inc.*	760	45
InvenSense, Inc.*	1,920	40
IPG Photonics Corp.*	840	65
Total		201

Energy Equipment & Services 2.52%
C&J Energy Services, Inc.*	886	20
CARBO Ceramics, Inc.	340	40

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Energy Equipment & Services (continued)
Frank’s International NV (Netherlands)(a)	779	$21
RigNet, Inc.*	558	27
Total		108

Food & Staples Retailing 2.03%
PriceSmart, Inc.	461	53
United Natural Foods, Inc.*	452	34
Total		87

Food Products 2.39%
Annie’s, Inc.*	500	22
Hain Celestial Group, Inc. (The)*	671	61
WhiteWave Foods Co. Class A*	883	20
Total		103

Health Care Equipment & Supplies 4.33%
Align Technology, Inc.*	950	54
DexCom, Inc.*	1,175	42
Endologix, Inc.*	2,270	39
Insulet Corp.*	590	22
ZELTIQ Aesthetics, Inc.*	1,513	29
Total		186

Health Care Providers & Services 3.96%
IPC The Hospitalist Co., Inc.*	726	43
MWI Veterinary Supply, Inc.*	340	58
Team Health Holdings, Inc.*	1,067	49
VCA Antech, Inc.*	644	20
Total		170

Health Care Technology 2.35%
athenahealth, Inc.*	309	42
Medidata Solutions, Inc.*	975	59
Total		101

Hotels, Restaurants & Leisure 3.17%
Buffalo Wild Wings, Inc.*	272	40
Chuy’s Holdings, Inc.*	689	25
Fiesta Restaurant Group, Inc.*	732	38
Papa John’s International, Inc.	726	33
Total		136

Investments	Shares	Fair Value (000)
Household Durables 0.98%
iRobot Corp.*	1,211	$42

Information Technology Services 3.31%
Acxiom Corp.*	838	31
EPAM Systems, Inc.*	1,008	35
Euronet Worldwide, Inc.*	200	10
EVERTEC, Inc.	1,025	26
Heartland Payment Systems, Inc.	445	22
Luxoft Holding, Inc.*	480	18
Total		142

Internet & Catalog Retail 1.05%
HomeAway, Inc.*	826	34
Shutterfly, Inc.*	217	11
Total		45

Internet Software & Services 9.71%
Chegg, Inc.*	887	8
Cornerstone OnDemand, Inc.*	176	9
CoStar Group, Inc.*	261	48
DealerTrack Holdings, Inc.*	488	24
Envestnet, Inc.*	382	15
OpenTable, Inc.*	385	31
Pandora Media, Inc.*	1,266	34
Rocket Fuel, Inc.*	227	14
Shutterstock, Inc.*	597	50
Trulia, Inc.*	684	24
VistaPrint NV (Netherlands)*(a)	367	21
WebMD Health Corp.*	845	33
Xoom Corp.*	1,139	31
Yelp, Inc.*	621	43
Zillow, Inc. Class A*	395	32
Total		417

Life Sciences Tools & Services 1.05%
Fluidigm Corp.*	1,185	45

Machinery 1.82%
ITT Corp.	1,026	45
Middleby Corp. (The)*	19	5
RBC Bearings, Inc.*	402	28
Total		78

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2013

Investments	Shares	Fair Value (000)
Media 0.98%
Sinclair Broadcast Group, Inc.
Class A	1,179	$42

Metals & Mining 0.98%
U.S. Silica Holdings, Inc.	1,227	42

Oil, Gas & Consumable Fuels 1.26%
GasLog Ltd. (Monaco)(a)	3,170	54

Pharmaceuticals 1.02%
Jazz Pharmaceuticals plc (Ireland)*(a)	349	44

Professional Services 2.75%
Corporate Executive Board Co. (The)	435	34
On Assignment, Inc.*	1,032	36
WageWorks, Inc.*	812	48
Total		118

Road & Rail 0.93%
Swift Transportation Co.*	1,820	40

Semiconductors & Semiconductor Equipment 3.70%
Power Integrations, Inc.	725	41
SunEdison, Inc.*	2,617	34
SunPower Corp.*	1,156	34
Synaptics, Inc.*	957	50
Total		159

Software 3.94%
Aspen Technology, Inc.*	511	21
Concur Technologies, Inc.*	109	11
NetSuite, Inc.*	44	5

Investments	Shares	Fair Value (000)
RealPage, Inc.*	1,491	$35
Silver Spring Networks, Inc.*	1,680	35
Splunk, Inc.*	440	30
Ultimate Software Group, Inc. (The)*	206	32
Total		169

Specialty Retail 2.79%
Container Store Group, Inc. (The)*	516	24
DSW, Inc. Class A	478	20
Hibbett Sports, Inc.*	756	51
Restoration Hardware Holdings, Inc.*	374	25
Total		120

Textiles, Apparel & Luxury Goods 2.14%
Deckers Outdoor Corp.*	480	41
Steven Madden Ltd.*	859	31
Tumi Holdings, Inc.*	876	20
Total		92

Trading Companies & Distributors 2.07%
Air Lease Corp.	1,957	61
DXP Enterprises, Inc.*	242	28
Total		89
Total Investments in Common Stocks 98.02% (cost $3,798,424)		4,209
Cash and Other Assets in Excess of Liabilities 1.98%		85
Net Assets 100.00%		$4,294

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$4,209	$—	$—	$4,209
Total	$4,209	$—	$—	$4,209
(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $3,798,424)	$4,208,943
Cash	169,892
Receivables:
Investment securities sold	11,886
From advisor (See Note 3)	11,708
Capital shares sold	3,313
Dividends	290
Prepaid expenses	8
Total assets	4,406,040
LIABILITIES:
Payables:
Capital shares reacquired	49,695
Investment securities purchased	19,977
Management fee	2,562
Fund administration	137
Directors’ fees	74
Accrued expenses	39,589
Total liabilities	112,034
NET ASSETS	$4,294,006
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,817,215
Accumulated net investment loss	(74)
Accumulated net realized gain on investments	66,346
Net unrealized appreciation on investments	410,519
Net Assets	$4,294,006
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	180,911
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.74

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $12)	$3,428
Interest	2
Total investment income	3,430
Expenses:
Management fee	14,509
Custody	49,125
Professional	38,197
Reports to shareholders	8,084
Non 12b-1 service fees	5,677
Shareholder servicing	1,980
Fund administration	774
Directors’ fees	78
Other	7,780
Gross expenses	126,204
Expense reductions (See Note 7)	(2)
Management fee waived and expenses reimbursed (See Note 3)	(108,791)
Net expenses	17,411
Net investment loss	(13,981)
Net realized and unrealized gain:
Net realized gain on investments	401,653
Net change in unrealized appreciation/depreciation on investments	394,711
Net realized and unrealized gain	796,364
Net Increase in Net Assets Resulting From Operations	$782,383

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2013	December 31, 2012
Operations:
Net investment loss	$(13,981)	$(1,412)
Net realized gain on investments	401,653	24,632
Net change in unrealized appreciation/depreciation on investments	394,711	5,109
Net increase in net assets resulting from operations	782,383	28,329
Distributions to shareholders from:

Net realized gain	(322,781)	(21,349)
Capital share transactions (See Note 10):
Proceeds from sales of shares	5,070,376	91,059
Reinvestment of distributions	322,781	21,349
Cost of shares reacquired	(1,885,653)	(27,977)
Net increase in net assets resulting from capital share transactions	3,507,504	84,431
Net increase in net assets	3,967,106	91,411
NET ASSETS:
Beginning of year	$326,900	$235,489
End of year	$4,294,006	$326,900
Accumulated net investment loss	$(74)	$(48)

12	See Notes to Financial Statements.

Financial Highlights

				4/23/2010(a)
	Year Ended 12/31			to
	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$16.43	$15.68	$18.04	$15.00
Investment operations:
Net investment loss(b)				—	(c)
Net realized and unrealized loss				(.49)
Total from investment operations				(.49)
Net asset value on SEC Effective Date, 5/1/2010				$14.51
Investment operations:
Net investment loss(b)	(.16)	(.08)	(.14)	(.07)
Net realized and unrealized gain (loss)	9.44	1.98	(.25)	3.60
Total from investment operations	9.28	1.90	(.39)	3.53
Distributions to shareholders from:
Net realized gain	(1.97)	(1.15)	(1.97)	—
Net asset value, end of period	$23.74	$16.43	$15.68	$18.04
Total Return(d)				20.27	%(e)(f)
Total Return(d)	56.68%	12.11%	(2.14)%	24.33	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.90%	.90	%(h)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.90%	.90	%(h)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	6.47%	26.16%	29.97%	40.95	%(h)
Net investment loss	(.72)%	(.48)%	(.76)%	(.72	)%(h)

Supplemental Data:
Net assets, end of period (000)	$4,294	$327	$235	$241
Portfolio turnover rate	245.36%	176.45%	173.40%	92.19%

(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/2010 through 12/31/2010.
(h)	Annualized.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal year ended December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

15

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only upon the approval of the Board.

16

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$311,393	$4,353
Net long-term capital gains	11,388	16,996
Total distributions paid	$322,781	$21,349

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$97,441
Undistributed long-term capital gains	1,521
Total undistributed earnings	$98,962
Temporary differences	(74)
Unrealized gains – net	377,903
Total accumulated gains – net	$476,791

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,831,040
Gross unrealized gain	403,874
Gross unrealized loss	(25,971)
Net unrealized security gain	$377,903

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated	Accumulated
Net Investment	Net Realized
Loss	Gain
$13,955	$(13,955)

The permanent differences are attributable to the tax treatment of net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$7,748,899	$4,677,648

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other

18

Notes to Financial Statements (concluded)

funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Shares sold	229,836	5,224
Reinvestment of distributions	13,804	1,283
Shares reacquired	(82,622)	(1,628)
Increase	161,018	4,879

19

Report Of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Developing Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

20

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and three-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy,

26

Approval of Advisory Contract (continued)

and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

27

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

 28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 1% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $311,393 and $11,388, respectively, represent short-term capital gains and long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		SFDG-PORT-2-1213
LORD ABBETT DISTRIBUTOR LLC.	Developing Growth Portfolio	(02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Value Opportunities

Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information to Shareholders

Lord Abbett Series Fund — Value Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Value Opportunities Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 38.82%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, Russell 2500™ Value Index,1 which returned 33.32% over the same period.

Domestic equity markets experienced robust gains during the 12-month period. An improving domestic economic backdrop, supported by a recovering housing market, lower unemployment rate, and strengthening consumer confidence, drove many equity markets to finish the period at or near all-time highs. This advance occurred despite a series of congressional showdowns, ongoing global turmoil, and the Federal Reserve’s plan to

1

scale back its asset-purchase program. Furthermore, investors favored small capitalization companies over large and within the small to mid cap space, growth companies over value.

During the period, stock selection, more than sector weightings, was the prevailing factor of the Fund’s relative outperformance, particularly within the financials sector. Shares of CapitalSource, Inc., a top contributor within the sector, climbed higher following the firm’s July announcement to merge with a Los Angeles-based bank holding company. Shares continued to rise after the announcement as investors in the commercial lender believed the merged company showed potential to be highly accretive due to possible growth drivers and operational synergies.

Other notable contributors to relative performance included health care holding Actavis plc. and consumer discretionary holding Jarden Corp. A series of transformational acquisitions by Actavis was lauded by investors as the integrated specialty pharmaceutical company continued to grow its generic business and expand into branded pharmaceuticals. Potential synergies from these acquisitions, along with strong management execution, led to positive price action in shares of the firm. With respect to Jarden, the diverse consumer products company continually bested earnings estimates aided by strong organic sales growth. Shares also experienced positive momentum following management’s announcement of the acquisition of a major candle company.

Conversely, one of the Fund’s largest detractors from relative performance was consumer discretionary holding Abercrombie & Fitch Co. Similar to other mall-based teen retailers, a severe slowdown in store traffic, coupled with an increasingly promotional environment, led to disappointing earnings as demand for the retailer’s offerings waned. Due to fundamental concerns, the position was liquidated in September of 2013.

Also detracting from the Fund’s relative performance was information technology holding Nuance Communications, Inc. and materials holding Axiall Corp. Following two negative guidance revisions, shares of Nuance Communications, consequently, skidded lower as the provider of voice and language solutions experienced weakness across multiple business segments. Due to continued fundamental disappointments and concerns with the company’s medical division, the position was exited in May 2013. Axiall Corp. struggled with rising ethylene costs, deterioration in caustic soda and chlorine prices, and weaker-than-expected PVC piping demand, leading to lower investor confidence and a poor stock performance. Due to fundamental concerns in the integrated chemicals and building products company, the position was exited in October 2013.

2

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2500™ Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500™ Value Index and the Russell 2500™ Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	Life of Class
Class VC2	38.82%	14.20%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,179.60	$6.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.67	$5.60

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	15.39%
Consumer Staples	2.87%
Energy	8.38%
Financials	28.01%
Health Care	8.62%
Industrials	11.35%
Information Technology	11.74%
Materials	7.32%
Utilities	6.32%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value
COMMON STOCKS 110.23%

Airlines 2.23%
American Airlines Group, Inc.*	200	$5,050
Spirit Airlines, Inc.*	45	2,043
Total		7,093

Auto Components 0.60%
Tenneco, Inc.*	34	1,923

Beverages 1.26%
Beam, Inc.	59	4,016

Building Products 0.78%
Fortune Brands Home & Security, Inc.	54	2,468

Capital Markets 3.71%
Ares Capital Corp.	204	3,625
Raymond James Financial, Inc.	93	4,854
Waddell & Reed Financial, Inc. Class A	51	3,321
Total		11,800

Chemicals 1.22%
Chemtura Corp.*	72	2,010
OM Group, Inc.*	51	1,857
Total		3,867

Commercial Banks 12.00%
BOK Financial Corp.	55	3,648
CapitalSource, Inc.	464	6,668
City National Corp.	29	2,297
Comerica, Inc.	101	4,802
East West Bancorp, Inc.	120	4,196
FirstMerit Corp.	180	4,001
Fulton Financial Corp.	272	3,558
Signature Bank*	39	4,189
Western Alliance Bancorp*	201	4,796
Total		38,155

Commercial Services & Supplies 0.56%
Waste Connections, Inc.	41	1,789

Investments	Shares	Fair Value
Construction & Engineering 1.19%
Jacobs Engineering Group, Inc.*	60	$3,779

Containers & Packaging 3.38%
Berry Plastics Group, Inc.*	145	3,450
Rock-Tenn Co. Class A	50	5,250
Sealed Air Corp.	60	2,043
Total		10,743

Electric: Utilities 3.00%
Cleco Corp.	33	1,538
ITC Holdings Corp.	40	3,833
Portland General Electric Co.	138	4,168
Total		9,539

Electronic Equipment, Instruments & Components 0.87%
Amphenol Corp. Class A	31	2,765

Energy Equipment & Services 7.06%
Bristow Group, Inc.	45	3,378
Frank’s International NV (Netherlands)(a)	101	2,727
GulfMark Offshore, Inc. Class A	64	3,016
Helix Energy Solutions Group, Inc.*	160	3,709
Helmerich & Payne, Inc.	65	5,465
Superior Energy Services, Inc.*	156	4,151
Total		22,446

Food Products 1.90%
Bunge Ltd.	41	3,367
Pinnacle Foods, Inc.	98	2,691
Total		6,058

Health Care Providers & Services 4.90%
Community Health Systems, Inc.*	37	1,453
ExamWorks Group, Inc.*	122	3,644
Hanger, Inc.*	72	2,833
MEDNAX, Inc.*	80	4,270
Team Health Holdings, Inc.*	74	3,371
Total		15,571

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 2.03%
Life Time Fitness, Inc.*	78	$3,666
Red Robin Gourmet Burgers, Inc.*	38	2,795
Total		6,461

Household Durables 4.98%
Jarden Corp.*	131	8,037
Lennar Corp. Class A	13	514
Mohawk Industries, Inc.*	49	7,296
Total		15,847

Information Technology Services 7.18%
Acxiom Corp.*	52	1,923
Alliance Data Systems Corp.*	16	4,207
Amdocs Ltd.	75	3,093
Cardtronics, Inc.*	82	3,563
Fidelity National Information Services, Inc.	87	4,670
iGATE Corp.*	44	1,767
Sapient Corp.*	208	3,611
Total		22,834

Insurance 8.27%
Arch Capital Group Ltd.*	92	5,492
Everest Re Group Ltd.	30	4,676
Hartford Financial Services Group, Inc.	162	5,869
HCC Insurance Holdings, Inc.	122	5,629
Markel Corp.*	8	4,643
Total		26,309

Internet Software & Services 1.59%
Akamai Technologies, Inc.*	107	5,048

Leisure Equipment & Products 1.19%
Brunswick Corp.	82	3,777

Life Sciences Tools & Services 2.65%
PerkinElmer, Inc.	118	4,865
Quintiles Transnational Holdings, Inc.*	77	3,568
Total		8,433

Investments	Shares	Fair Value
Machinery 1.13%
Xylem, Inc.	104	$3,598

Media 2.60%
Interpublic Group of Cos., Inc. (The)	222	3,929
New York Times Co. (The) Class A	273	4,333
Total		8,262

Metals & Mining 3.48%
Allegheny Technologies, Inc.	108	3,848
Carpenter Technology Corp.	32	1,990
Reliance Steel & Aluminum Co.	69	5,233
Total		11,071

Multi-Utilities 2.27%
CMS Energy Corp.	135	3,614
Wisconsin Energy Corp.	87	3,597
Total		7,211

Oil, Gas & Consumable Fuels 2.18%
Cimarex Energy Co.	31	3,252
EQT Corp.	41	3,681
Total		6,933

Pharmaceuticals 1.95%
Actavis plc*	37	6,216

Professional Services 1.12%
Robert Half International, Inc.	85	3,569

Real Estate Investment Trusts 4.60%
BioMed Realty Trust, Inc.	178	3,225
Brandywine Realty Trust	232	3,269
Camden Property Trust	30	1,707
DDR Corp.	209	3,212
Liberty Property Trust	95	3,218
Total		14,631

Real Estate Management & Development 1.14%
Realogy Holdings Corp.*	73	3,611

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2013

Investments	Shares	Fair Value
Road & Rail 3.09%
Genesee & Wyoming, Inc. Class A*	29	$2,785
Ryder System, Inc.	49	3,615
Swift Transportation Co.*	155	3,443
Total		9,843

Semiconductors & Semiconductor Equipment 1.89%
Lam Research Corp.*	45	2,450
Synaptics, Inc.*	69	3,575
Total		6,025

Software 1.41%
Rovi Corp.*	228	4,489

Specialty Retail 4.32%
Chico’s FAS, Inc.	191	3,598
CST Brands, Inc.	99	3,635
Dick’s Sporting Goods, Inc.	48	2,789
Penske Automotive Group, Inc.	41	1,934
Urban Outfitters, Inc.*	48	1,781
Total		13,737

Investments	Shares	Fair Value
Textiles, Apparel & Luxury Goods 1.24%
PVH Corp.	29	$3,945

Thrifts & Mortgage Finance 1.16%
Essent Group Ltd.*	153	3,681

Trading Companies & Distributors 2.40%
TAL International Group, Inc.*	49	2,810
United Rentals, Inc.*	62	4,833
Total		7,643

Water Utilities 1.70%
American Water Works Co., Inc.	128	5,409
Total Investments in Common Stock 110.23% (cost $271,506)		350,595
Liabilities in Excess of Cash and Other Assets (10.23)%		(32,551)
Net Assets 100%		$318,044

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Common Stock	$350,595	$—	$—	$350,595
Total	$350,595	$—	$—	$350,595

(1)	Refer to note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $271,506)	$350,595
Cash	25,317
Receivables:
From advisor (See Note 3)	4,503
Dividends	316
Investment securities sold	167
Prepaid expenses	2
Total assets	380,900
LIABILITIES:
Payables:
Investment securities purchased	15,019
Transfer agent	11,945
Management fee	201
Directors’ fees	18
Fund administration	11
Accrued expenses	35,662
Total liabilities	62,856
NET ASSETS	$318,044
COMPOSITION OF NET ASSETS:
Paid-in capital	$234,934
Distributions in excess of net investment income	(18)
Accumulated net realized gain on investments	4,039
Net unrealized appreciation on investments	79,089
Net Assets	$318,044
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	15,082
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$21.09

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends	$3,437
Total investment income	3,437
Expenses:
Professional	38,212
Custody	9,702
Reports to shareholders	9,213
Management fee	2,072
Fund administration	111
Shareholder servicing	32
Directors’ fees	11
Other	5,777
Gross expenses	65,130
Management fee waived and expenses Reimbursed (See Note 3)	(62,092)
Net expenses	3,038
Net investment income	399
Net realized and unrealized gain:
Net realized gain on investments	38,422
Net change in unrealized appreciation/depreciation on investments	50,433
Net realized and unrealized gain	88,855
Net Increase in Net Assets Resulting From Operations	$89,254

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$399	$601
Net realized gain on investments	38,422	5,788
Net change in unrealized appreciation/depreciation on investments	50,433	16,174
Net increase in net assets resulting from operations	89,254	22,563
Distributions to shareholders from:
Net investment income	(1,213)	(540)
Net realized gain	(32,682)	—
Total distributions to shareholders	(33,895)	(540)
Capital share transactions (See Note 10):
Reinvestment of distributions	33,895	540
Net increase in net assets resulting from capital share transactions	33,895	540
Net increase in net assets	89,254	22,563
NET ASSETS:
Beginning of year	$228,790	$206,227
End of year	$318,044	$228,790
Distributions in excess of net investment income	$(18)	$(11)

12	See Notes to Financial Statements	.

Financial Highlights

				4/23/2010(a)
	Year Ended 12/31			to
	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$17.02	$15.38	$16.11	$15.00
Investment operations:
Net investment income(b)				—	(c)
Net realized and unrealized loss					(.37)
Total from investment operations					(.37)
Net asset value on SEC Effective Date, 5/1/2010				$14.63
Investment operations:
Net investment income(b)	.03	.04	— (c)	.09
Net realized and unrealized gain (loss)	6.56	1.64	(.73)	1.48
Total from investment operations	6.59	1.68	(.73)	1.57
Distributions to shareholders from:
Net investment income	(.09)	(.04)	—		(.09)
Net realized gain	(2.43)	—	—	—
Total distributions	(2.52)	(.04)	—		(.09)
Net asset value, end of period	$21.09	$17.02	$15.38	$16.11
Total Return(d)				7.94	%(e)(f)
Total Return(d)	38.82%	10.92%	(4.47)%	10.67	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.10%	1.10%	1.10	%(h)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.10%	1.10%	1.10	%(h)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	23.61%	28.69%	30.03%	44.39	%(h)
Net investment income	.14%	.28%	.03%	.94	%(h)

Supplemental Data:
Net assets, end of period (000)	$318	$229	$206	$216
Portfolio turnover rate	65.96%	62.36%	66.18%		49.29%
(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/2010 through 12/31/2010.
(h)	Annualized.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Value Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities

14

Notes to Financial Statements (continued)

are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal year ended December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	• Level 1 –	unadjusted quoted prices in active markets for identical investments;

15

Notes to Financial Statements (continued)

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations. For the fiscal year ended December 31, 2013, the Fund did not incur expenses for such services arrangements.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

16

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$8,337	$540
Net long-term capital gains	25,558	—
Total distributions paid	$33,895	$540

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$4,266
Total undistributed earnings	4,266
Temporary differences	(18)
Unrealized gains – net	78,862
Total accumulated gains – net	$83,110

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$271,733
Gross unrealized gain	81,800
Gross unrealized loss	(2,938)
Net unrealized security gain	$78,862

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$807	$(797)	$(10)

The permanent differences are attributable to the tax treatment of certain securities and certain distributions.

17

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$211,741	$191,235

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

18

Notes to Financial Statements (concluded)

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	—	—
Reinvestment of distributions	1,639	32
Increase	1,639	32

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Value Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Opportunities Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2014

20

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and three year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

26

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

27

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

28% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 28% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2013, $8,125 and $25,558, respectively, represent short-term capital gains and long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Value Opportunities Portfolio	SFVALOPP-PORT-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio

Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Mid Cap Stock Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 30.32%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 33.46% over the same period.

Domestic equity markets experienced robust gains during the 12-month period. An improving domestic economic backdrop supported by a recovering housing market, lower unemployment rate, and strengthening consumer confidence drove many equity markets to finish the period at or near all-time highs. This advance

1

occurred despite a series of congressional showdowns, ongoing global turmoil, and the Federal Reserve’s plan to scale back its asset-purchase program. Although the Fund returned 30.32%, it lagged its benchmark during the period. Much of this underperformance occurred during the first quarter of 2013, as cautious, yield-starved investors favored more defensive, stable growth companies despite their historically expensive valuations.

Security selection within the information technology sector was a factor in the Fund’s relative underperformance during the 12-month period. Within the sector, notable detractors included NCR Corp. and Symantec Corp. With respect to NCR Corp., a mixed earnings report in October 2013, which included revenues shy of expectations and weak organic growth, caused shares of the provider of consumer transaction technologies to lag its sector. In the case of Symantec Corp., disruptions associated with a recent sales reorganization coupled with soft sales led to a disappointing earnings release in October 2013. Management of the data security and storage solutions company also lowered 2014 guidance, further pressuring shares.

In addition, security selection within the consumer staples sector, especially in Avon Products, Inc., detracted from relative performance. Shares of the women’s beauty products company experienced weakness following a disappointing third quarter earnings release that missed both earnings and sales estimates. Investor fears concerning new disclosures of the government’s Foreign Corrupt Practices Act (FCPA) investigation also negatively affected shares.

Contributing to the Fund’s relative performance was security selection within the financials sector. Lincoln National Corp., a key relative contributor within the sector, produced returns of more than 100% during the period. Shares of the insurance and retirement solutions provider rallied as more favorable capital markets and continued strong execution alleviated investor concerns regarding the negative impact associated with a prolonged low interest rate environment. Similarly, Hartford Financial Group, an insurance and financial services company, also benefited from stronger equity markets and rising premium rates. Management’s ability to execute on a planned restructuring was also viewed positively.

The Fund’s meaningful underweight relative to the interest rate-sensitive utilities sector was another significant contributor during the period. The Fund had been underweight, because we had been finding more compelling and attractively valued investment opportunities in other segments of the market. The utilities industry experienced lackluster stock returns, especially in May, as rising interest rates caused demand from investors for yield-oriented investments to wane.

2

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. the Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class VC	30.32%	17.87%	7.66%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/13 -
	7/1/13	12/31/13	12/31/13
Class VC
Actual	$1,000.00	$1,140.20	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	11.52%
Consumer Staples	3.51%
Energy	7.40%
Financials	31.30%
Health Care	10.52%
Industrials	11.24%
Information Technology	10.11%
Materials	6.90%
Utilities	6.91%
Repurchase Agreement	0.59%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.09%

Aerospace & Defense 0.61%
Esterline Technologies Corp.*	26,300	$2,682

Beverages 0.81%
Beam, Inc.	52,200	3,553

Building Products 1.06%
Armstrong World Industries, Inc.*	80,400	4,632

Capital Markets 5.70%
Affiliated Managers Group, Inc.*	21,500	4,663
Ares Capital Corp.	288,500	5,127
Invesco Ltd.	178,600	6,501
Raymond James Financial, Inc.	123,300	6,435
TD Ameritrade Holding Corp.	71,200	2,181
Total		24,907

Chemicals 2.87%
Axiall Corp.	89,500	4,246
CF Industries Holdings, Inc.	20,700	4,824
Chemtura Corp.*	71,000	1,982
International Flavors & Fragrances, Inc.	17,600	1,513
Total		12,565

Commercial Banks 6.95%
CIT Group, Inc.	117,900	6,146
Comerica, Inc.	126,900	6,033
Fifth Third Bancorp	254,100	5,344
M&T Bank Corp.	39,500	4,598
SunTrust Banks, Inc.	224,800	8,275
Total		30,396

Commercial Services & Supplies 0.91%
Tyco International Ltd. (Switzerland)(a)	97,000	3,981

Computers & Peripherals 1.08%
NCR Corp.*	138,300	4,711

Investments	Shares	Fair Value (000)
Construction & Engineering 1.53%
Jacobs Engineering Group, Inc.*	70,000	$4,410
KBR, Inc.	72,100	2,299
Total		6,709

Containers & Packaging 0.82%
Rock-Tenn Co. Class A	34,200	3,591

Electric: Utilities 2.79%
ITC Holdings Corp.	34,200	3,277
Portland General Electric Co.	143,600	4,337
PPL Corp.	152,000	4,573
Total		12,187

Electronic Equipment, Instruments & Components 2.71%
Anixter International, Inc.	48,600	4,366
Arrow Electronics, Inc.*	57,400	3,114
TE Connectivity Ltd. (Switzerland)(a)	79,600	4,387
Total		11,867

Energy Equipment & Services 1.86%
Atwood Oceanics, Inc.*	68,400	3,652
Tidewater, Inc.	75,600	4,481
Total		8,133

Food Products 2.17%
Bunge Ltd.	74,900	6,150
Pinnacle Foods, Inc.	120,800	3,317
Total		9,467

Health Care Providers & Services 5.95%
Cardinal Health, Inc.	77,400	5,171
CIGNA Corp.	68,700	6,010
Community Health Systems, Inc.*	113,800	4,469
DaVita HealthCare Partners, Inc.*	36,500	2,313
Humana, Inc.	45,900	4,738

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Health Care Providers & Services (continued)
Universal Health Services, Inc. Class B	40,700	$3,307
Total		26,008

Hotels, Restaurants & Leisure 2.01%
Hyatt Hotels Corp. Class A*	52,000	2,572
Norwegian Cruise Line Holdings Ltd.*	37,200	1,319
Orient-Express Hotels Ltd. Class A*	149,100	2,253
Wyndham Worldwide Corp.	35,800	2,638
Total		8,782

Household Durables 2.90%
Jarden Corp.*	86,700	5,319
Lennar Corp. Class A	56,400	2,231
Tupperware Brands Corp.	54,000	5,105
Total		12,655

Information Technology Services 1.73%
Fidelity National Information Services, Inc.	140,700	7,553

Insurance 10.32%
ACE Ltd. (Switzerland)(a)	42,000	4,348
Allstate Corp. (The)	79,200	4,320
Argo Group International Holdings Ltd.	54,000	2,510
Everest Re Group Ltd.	36,300	5,658
Hartford Financial Services Group, Inc.	288,800	10,463
Lincoln National Corp.	130,000	6,711
Marsh & McLennan Cos., Inc.	86,100	4,164
XL Group plc (Ireland)(a)	218,200	6,947
Total		45,121

Life Sciences Tools & Services 1.62%
Life Technologies Corp.*	14,300	1,084
PerkinElmer, Inc.	145,000	5,978
Total		7,062

Investments	Shares	Fair Value (000)
Machinery 5.60%
Dover Corp.	52,800	$5,097
IDEX Corp.	59,200	4,372
Oshkosh Corp.	51,900	2,615
Pentair Ltd. (Switzerland)(a)	98,500	7,650
Stanley Black & Decker, Inc.	59,000	4,761
Total		24,495

Media 1.16%
Interpublic Group of Cos., Inc. (The)	285,200	5,048

Metals & Mining 2.36%
Allegheny Technologies, Inc.	135,300	4,821
Reliance Steel & Aluminum Co.	72,400	5,491
Total		10,312

Multi-Line Retail 0.99%
Macy’s, Inc.	81,000	4,325

Multi-Utilities 3.37%
CMS Energy Corp.	162,900	4,361
Sempra Energy	62,900	5,646
Wisconsin Energy Corp.	113,900	4,708
Total		14,715

Oil, Gas & Consumable Fuels 5.51%
Cimarex Energy Co.	51,700	5,424
CONSOL Energy, Inc.	70,200	2,670
Gulfport Energy Corp.*	52,000	3,284
Noble Energy, Inc.	50,400	3,433
Pioneer Natural Resources Co.	12,700	2,338
Range Resources Corp.	33,300	2,807
Tesoro Corp.	70,700	4,136
Total		24,092

Paper & Forest Products 0.83%
International Paper Co.	73,800	3,618

Personal Products 0.52%
Avon Products, Inc.	131,200	2,259

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Pharmaceuticals 2.92%
Actavis plc*	38,100	$6,401
Mylan, Inc.*	146,700	6,367
Total		12,768

Real Estate Investment Trusts 5.64%
BioMed Realty Trust, Inc.	179,400	3,251
Brandywine Realty Trust	178,300	2,512
Camden Property Trust	66,200	3,766
DDR Corp.	227,000	3,489
Liberty Property Trust	123,000	4,166
Macerich Co. (The)	41,500	2,444
Ventas, Inc.	33,000	1,890
Vornado Realty Trust	35,500	3,152
Total		24,670

Real Estate Management & Development 2.13%
Jones Lang LaSalle, Inc.	66,600	6,819
Realogy Holdings Corp.*	50,200	2,484
Total		9,303

Road & Rail 1.60%
Con-way, Inc.	49,700	1,973
Ryder System, Inc.	68,200	5,032
Total		7,005

Semiconductors & Semiconductor Equipment 3.35%
Analog Devices, Inc.	53,300	2,714
NVIDIA Corp.	280,000	4,486
NXP Semiconductors NV (Netherlands)*(a)	105,000	4,823
Xilinx, Inc.	57,400	2,636
Total		14,659

Software 1.21%
Electronic Arts, Inc.*	94,800	2,175
Symantec Corp.	131,800	3,108
Total		5,283

Investments	Shares	Fair Value (000)
Specialty Retail 2.26%
Chico’s FAS, Inc.	202,000	3,806
CST Brands, Inc.	95,900	$3,521
Pier 1 Imports, Inc.	111,100	2,564
Total		9,891

Textiles, Apparel & Luxury Goods 1.08%
PVH Corp.	34,700	4,720

Trading Companies & Distributors 1.42%
HD Supply Holdings, Inc.*	102,000	2,449
WESCO International, Inc.*	41,200	3,752
Total		6,201

Water Utilities 0.74%
American Water Works Co., Inc.	76,400	3,229
Total Common Stocks (cost $336,405,262)		433,155

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.59%

Repurchase Agreement
Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $2,615,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014; value: $2,637,881; proceeds: $2,585,210 (cost $2,585,210)	$2,585	2,585
Total Investments in Securities 99.68% (cost $338,990,472)		435,740
Cash and Other Assets in Excess of Liabilities 0.32%		1,415
Net Assets 100.00%		$437,155

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$433,155	$—	$—	$433,155
Repurchase Agreement	—	2,585	—	2,585
Total	$433,155	$2,585	$—	$435,740

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $338,990,472)	$435,739,901
Cash	2,481,398
Receivables:
Investment securities sold	376,009
Dividends	835,275
Capital shares sold	80,245
Prepaid expenses	2,736
Total assets	439,515,564
LIABILITIES:
Payables:
Investment securities purchased	1,141,500
Capital shares reacquired	327,872
Management fee	272,859
Directors’ fees	102,771
Fund administration	14,553
Accrued expenses and other liabilities	501,090
Total liabilities	2,360,645
NET ASSETS	$437,154,919
COMPOSITION OF NET ASSETS:
Paid-in capital	$428,996,642
Distributions in excess of net investment income	(102,771)
Accumulated net realized loss on investments	(88,488,381)
Net unrealized appreciation on investments	96,749,429
Net Assets	$437,154,919
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	18,656,136
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.43

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $363)	$6,950,160
Interest	283
Total investment income	6,950,443
Expenses:
Management fee	3,190,835
Non 12b-1 service fees	1,297,767
Fund administration	170,178
Shareholder servicing	54,868
Reports to shareholders	45,284
Directors’ fees	17,406
Custody	22,449
Professional	55,534
Other	12,332
Gross expenses	4,866,653
Expense reductions (See Note 8)	(445)
Net expenses	4,866,208
Net investment income	2,084,235
Net realized and unrealized gain:
Net realized gain on investments	67,184,082
Net change in unrealized appreciation/depreciation on investments	42,767,955
Net realized and unrealized gain	109,952,037
Net Increase in Net Assets Resulting From Operations	$112,036,272

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$2,084,235	$2,706,415
Net realized gain on investments	67,184,082	42,802,976
Net change in unrealized appreciation/depreciation on investments	42,767,955	10,416,692
Net increase in net assets resulting from operations	112,036,272	55,926,083
Distributions to shareholders from:
Net investment income	(1,695,805)	(2,614,786)
Capital share transactions (See Note 12):
Proceeds from sales of shares	21,163,313	17,338,329
Reinvestment of distributions	1,695,804	2,614,786
Cost of shares reacquired	(95,243,425)	(88,069,865)
Net decrease in net assets resulting from capital share transactions	(72,384,308)	(68,116,750)
Net increase (decrease) in net assets	37,956,159	(14,805,453)
NET ASSETS:
Beginning of year	$399,198,760	$414,004,213
End of year	$437,154,919	$399,198,760
Distributions in excess of net investment income	$(102,771)	$(52,791)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$18.05	$15.86	$16.56	$13.26	$10.51
Investment operations:
Net investment income(a)	.10	.11	.03	.05	.05
Net realized and unrealized gain (loss)	5.37	2.20	(.69)	3.31	2.76
Total from investment operations	5.47	2.31	(.66)	3.36	2.81
Distributions to shareholders from:
Net investment income	(.09)	(.12)	(.04)	(.06)	(.06)
Net asset value, end of year	$23.43	$18.05	$15.86	$16.56	$13.26
Total Return(b)	30.32%	14.55%	(4.01)%	25.43%	26.62%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.14%	1.16%	1.17%	1.21%	1.22%
Expenses, excluding expense reductions	1.14%	1.16%	1.17%	1.21%	1.22%
Net investment income	.49%	.66%	.20%	.38%	.48%

Supplemental Data:
Net assets, end of year (000)	$437,155	$399,199	$414,004	$498,818	$470,627
Portfolio turnover rate	62.17%	65.70%	41.69%	68.22%	112.51	%(c)
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemption in-kind transactions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

15

Notes to Financial Statements (continued)

(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions-The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

16

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 —	unadjusted quoted prices in active markets for identical investments;

•	Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the

17

Notes to Financial Statements (continued)

insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$1,695,805	$2,614,786
Total distributions paid	$1,695,805	$2,614,786

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(88,338,248)
Temporary differences	(102,771)
Unrealized gains – net	96,599,296
Total accumulated gains – net	$8,158,277

*	As of December 31, 2013, the Fund had a capital loss carryforward of $88,338,248 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

18

Notes to Financial Statements (continued)

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$339,140,605
Gross unrealized gain	100,721,336
Gross unrealized loss	(4,122,040)
Net unrealized security gain	$96,599,296

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized	Paid-in
Investment Income	Loss	Capital
$(438,410)	$474,713	$ (36,303)

The permanent differences are primarily attributable to the tax treatment of certain securities and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$260,763,027	$328,786,821

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

19

Notes to Financial Statements (continued)

Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross	Statement	the Statement
	Amounts of	of Assets	of Assets and
Description	Recognized Assets	and Liabilities	Liabilities
Repurchase Agreement	$2,585,210	$—	$2,585,210
Total	$2,585,210	$—	$2,585,210

Net Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement	Financial
	of Assets and	Instrument	Cash Collateral
Counterparty	Liabilities	Collateral(a)	Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,585,210	$(2,585,210)	$—	$—
Total	$2,585,210	$(2,585,210)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

20

Notes to Financial Statements (concluded)

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Shares sold	1,025,929	1,017,059
Reinvestment of distributions	73,701	143,197
Shares reacquired	(4,564,563)	(5,139,458)
Decrease	(3,464,933)	(3,979,202)

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Mid Cap Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2014

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, three-year, and ten-year periods and above the median of the performance peer group for the five-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

28

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the medians of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Calibrated Dividend Growth

Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, Lord Abbett Series Fund - Calibrated Dividend Growth Portfolio returned 27.93%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 32.39% over the same period.

Global equity markets rose during the 12-month period amid an ongoing

1

housing recovery in the Unites States, rising corporate profits, accommodative monetary policies, and economic stabilization in Europe. The equity market advance came in the face of a series of disruptive congressional showdowns, a two-week partial government shutdown, and concerns about growth in the largest emerging market economies. The Fund’s focus on dividend growth stocks, which generally have been less volatile than the broad market over the 10-year period ended on December 31, 2013, resulted in a portfolio with a somewhat lower risk profile than the S&P 500 as measured by the Fund’s portfolio beta. This positioning detracted from Fund performance relative to the index, as higher-risk stocks performed better than lower-risk stocks during the period.

The Fund’s position in Caterpillar, Inc., the world’s largest manufacturer of construction equipment, detracted from relative performance, as weak demand for mining equipment led to disappointing operating results. The Fund’s position in International Business Machines, a global technology and business services firm, also detracted from relative performance. The broad-based economic reform currently underway in China was challenging for the firm, as the reforms led to weak demand for hardware and lengthened sales cycles. Shares of McDonald’s Corp., the largest quick service restaurant company in the world, also underperformed during the period. Quick serve competitors began to regain some market share during the second half of 2013 following several years of market share gains for McDonald’s. Reports released late in the period showed declining restaurant traffic in the United States, as the introduction of a buffalo chicken wing product and changes to the dollar menu have not yet attracted incremental customers.

Shares of 3M Co., a diversified global manufacturing and technology company, outperformed the index return during the period and contributed to relative Fund performance. Management’s strategic investments in research and development have led to improvements in organic growth, particularly within emerging economies. The share price set an all-time high in the final month of the period after the firm announced a 35% increase in its quarterly dividend. The Fund’s position in AbbVie, a global pharmaceutical firm, contributed to relative performance during the period. Investors reacted positively to better-than-expected sales growth in the firm’s Humira franchise and the company released promising trial data for the firm’s pipeline hepatitis C treatment. The Fund’s position in defense contractor Lockheed Martin Corp. also contributed to relative performance. Despite military budget cuts, the firm’s missile and fire control unit generated better-than-expected sales, and the firm continued to return capital to shareholders with share buybacks and dividend increases.

2

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class VC3	27.93%	15.34%	7.97%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2003.

2 Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on September 27, 2012.

3 The Class VC shares commenced operations and performance for the Class began on May 1, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 - 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,143.40	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33

†	Net expenses are equal to the Fund’s annualized expense ratio of ..85%, multiplied by the average account value over the period multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	11.84%
Consumer Staples	19.84%
Energy	10.25%
Financials	6.63%
Health Care	10.67%
Industrials	20.72%
Information Technology	5.05%
Materials	7.96%
Telecommunication Services	1.73%
Utilities	4.54%
Repurchase Agreement	0.77%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.41%

Aerospace & Defense 5.79%
Lockheed Martin Corp.	13,592	$2,021
United Technologies Corp.	47,700	5,428
Total		7,449

Air Freight & Logistics 1.44%
C.H. Robinson Worldwide, Inc.	23,641	1,379
FedEx Corp.	3,265	470
Total		1,849

Beverages 5.95%
Coca-Cola Co. (The)	102,268	4,225
PepsiCo, Inc.	41,324	3,427
Total		7,652

Capital Markets 2.25%
Eaton Vance Corp.	14,436	618
Franklin Resources, Inc.	36,078	2,083
SEI Investments Co.	5,456	189
Total		2,890

Chemicals 7.72%
Albemarle Corp.	6,981	443
International Flavors & Fragrances, Inc.	4,700	404
Monsanto Co.	32,695	3,811
PPG Industries, Inc.	10,203	1,935
Praxair, Inc.	14,604	1,899
RPM International, Inc.	5,041	209
Sherwin-Williams Co. (The)	5,500	1,009
Valspar Corp. (The)	3,114	222
Total		9,932

Commercial Banks 0.11%
Commerce Bancshares, Inc.	3,020	136

Commercial Services & Supplies 0.18%
Cintas Corp.	3,949	235

Investments	Shares	Fair Value (000)
Communications Equipment 0.78%
Harris Corp.	4,100	$286
QUALCOMM, Inc.	9,657	717
Total		1,003

Containers & Packaging 0.25%
AptarGroup, Inc.	2,366	161
Bemis Co., Inc.	3,888	159
Total		320

Distributors 0.38%
Genuine Parts Co.	5,900	491

Diversified Telecommunication Services 1.63%
AT&T, Inc.	59,508	2,092

Electric: Utilities 3.40%
NextEra Energy, Inc.	11,221	961
Northeast Utilities	18,270	774
PPL Corp.	33,797	1,017
Southern Co. (The)	39,506	1,624
Total		4,376

Electrical Equipment 1.52%
Emerson Electric Co.	27,811	1,952

Energy Equipment & Services 0.23%
Helmerich & Payne, Inc.	3,512	295

Food & Staples Retailing 5.43%
Wal-Mart Stores, Inc.	61,279	4,822
Walgreen Co.	37,521	2,155
Total		6,977

Food Products 1.37%
Bunge Ltd.	11,129	914
Flowers Foods, Inc.	12,200	262
Hormel Foods Corp.	5,157	233
McCormick & Co., Inc.	5,200	358
Total		1,767

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Gas Utilities 0.41%
National Fuel Gas Co.	3,254	$232
UGI Corp.	7,100	295
Total		527

Health Care Equipment & Supplies 4.35%
Becton, Dickinson & Co.	12,900	1,426
C.R. Bard, Inc.	9,088	1,217
Medtronic, Inc.	30,491	1,750
Stryker Corp.	16,000	1,202
Total		5,595

Health Care Providers & Services 0.99%
Cardinal Health, Inc.	19,048	1,272

Hotels, Restaurants & Leisure 3.58%
McDonald’s Corp.	47,474	4,606

Household Durables 0.13%
Leggett & Platt, Inc.	5,367	166

Household Products 6.15%
Colgate-Palmolive Co.	56,838	3,706
Kimberly-Clark Corp.	28,735	3,002
Procter & Gamble Co. (The)	14,763	1,202
Total		7,910

Industrial Conglomerates 4.28%
3M Co.	37,862	5,310
Carlisle Cos., Inc.	2,400	191
Total		5,501

Information Technology Services 3.57%
Automatic Data Processing, Inc.	3,596	290
International Business Machines Corp.	22,887	4,293
Total		4,583

Insurance 4.14%
ACE Ltd. (Switzerland)(a)	23,464	2,429
Aflac, Inc.	30,464	2,035
Brown & Brown, Inc.	4,425	139

Investments	Shares	Fair Value (000)
Chubb Corp. (The)	2,500	$242
Cincinnati Financial Corp.	2,449	128
HCC Insurance Holdings, Inc.	3,797	175
W.R. Berkley Corp.	4,122	179
Total		5,327

Leisure Equipment & Products 0.33%
Polaris Industries, Inc.	2,913	424

Machinery 5.22%
Caterpillar, Inc.	19,295	1,752
CLARCOR, Inc.	2,041	131
Deere & Co.	14,000	1,279
Donaldson Co., Inc.	5,132	223
Dover Corp.	1,600	154
Graco, Inc.	2,861	224
Illinois Tool Works, Inc.	3,980	335
Lincoln Electric Holdings, Inc.	3,393	242
Nordson Corp.	3,854	286
Stanley Black & Decker, Inc.	16,900	1,364
Valmont Industries, Inc.	4,800	716
Total		6,706

Multi-Line Retail 1.95%
Family Dollar Stores, Inc.	19,664	1,278
Target Corp.	19,354	1,224
Total		2,502

Multi-Utilities 0.61%
MDU Resources Group, Inc.	7,171	219
SCANA Corp.	12,098	568
Total		787

Oil, Gas & Consumable Fuels 10.04%
Chevron Corp.	17,849	2,229
Energen Corp.	4,800	340
EOG Resources, Inc.	12,125	2,035
Exxon Mobil Corp.	24,507	2,480
Murphy Oil Corp.	12,084	784
Occidental Petroleum Corp.	53,073	5,047
Total		12,915

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Pharmaceuticals 5.35%
AbbVie, Inc.	79,099	$4,177
Johnson & Johnson	29,519	2,704
Total		6,881

Professional Services 0.11%
Robert Half International, Inc.	3,400	143

Road & Rail 0.91%
Norfolk Southern Corp.	12,612	1,171

Semiconductors & Semiconductor Equipment 0.58%
Linear Technology Corp.	3,830	174
Microchip Technology, Inc.	12,866	576
Total		750

Software 0.13%
FactSet Research Systems, Inc.	1,540	167

Specialty Retail 3.45%
Lowe’s Cos., Inc.	36,125	1,790
Ross Stores, Inc.	25,265	1,893
TJX Cos., Inc.	11,901	758
Total		4,441

Textiles, Apparel & Luxury Goods 2.04%
NIKE, Inc. Class B	14,162	1,114
VF Corp.	24,238	1,511
Total		2,625

Thrifts & Mortgage Finance 0.14%
People’s United Financial, Inc. 12,083		183

Tobacco 0.98%
Altria Group, Inc.	32,827	1,260

Trading Companies & Distributors 1.32%
W.W. Grainger, Inc.	5,626	1,437
Watsco, Inc.	2,664	256
Total		1,693

Water Utilities 0.12%
Aqua America, Inc.	6,556	155

Investments	Shares	Fair Value (000)
Wireless Telecommunication Services 0.10%
Telephone & Data Systems, Inc.	5,079	$131
Total Common Stocks (cost $111,142,997)		127,837

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.78%

Repurchase Agreement
Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $1,010,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014; value: $1,018,838; proceeds: $998,051 (cost $998,051)	$998	998
Total Investments in Securities 100.19% (cost $112,141,048)		128,835
Liabilities in Excess of Cash and Other Assets(b) (0.19)%		(242)
Net Assets 100.00%		$128,593

(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation on futures contracts as follows:

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2013

Open Futures Contracts at December 31, 2013:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E-Mini S&P 500 Index	March 2014	5	Long	$460,275	$1,389

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$127,837	$—	$—	$127,837
Repurchase Agreement	—	998	—	998
Total	$127,837	$998	$—	$128,835
Other Financial Instruments
Futures Contracts
Assets	$1	$—	$—	$1
Liabilities	—	—	—	—
Total	$1	$—	$—	$1

(1)	Refer to note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $112,141,048)	$128,835,451
Cash	957,973
Deposits with brokers for futures collateral	20,500
Receivables:
Investment securities sold	233,725
Dividends	222,580
Capital shares sold	93,729
From advisor (See Note 3)	50,501
Variation margin	1,597
Prepaid expenses	679
Total assets	130,416,735
LIABILITIES:
Payables:
Investment securities purchased	1,641,254
Management fee	79,627
Directors’ fees	14,179
Capital shares reacquired	6,691
Fund administration	4,247
Accrued expenses and other liabilities	77,815
Total liabilities	1,823,813
NET ASSETS	$128,592,922
COMPOSITION OF NET ASSETS:
Paid-in capital	$109,740,426
Distributions in excess of net investment income	(14,178)
Accumulated net realized gain on investments, futures contracts and foreign currency related transactions	2,170,517
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	16,696,157
Net Assets	$128,592,922
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,902,571
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.27

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends	$2,984,396
Interest	16
Total investment income	2,984,412
Expenses:
Management fee	906,928
Non 12b-1 service fees	423,233
Professional	49,996
Fund administration	48,369
Reports to shareholders	44,776
Custody	24,827
Shareholder servicing	23,240
Directors’ fees	4,930
Other	7,604
Gross expenses	1,533,903
Expense reductions (See Note 9)	(127)
Management fee waived (See Note 3)	(505,924)
Net expenses	1,027,852
Net investment income	1,956,560
Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	13,547,940
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	13,984,486
Net realized and unrealized gain	27,532,426
Net Increase in Net Assets Resulting From Operations	$29,488,986

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$1,956,560	$2,789,449
Net realized gain on investments, futures contracts and foreign currency related transactions	13,547,940	15,943,290
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	13,984,486	(5,113,275)
Net increase in net assets resulting from operations	29,488,986	13,619,464
Distributions to shareholders from:
Net investment income	(1,973,717)	(3,314,684)
Net realized gain	(11,305,429)	—
Total distributions to shareholders	(13,279,146)	(3,314,684)
Capital share transactions (See Note 13):
Proceeds from sales of shares	18,583,040	6,024,044
Reinvestment of distributions	13,279,146	3,314,684
Cost of shares reacquired	(30,081,920)	(23,894,502)
Net increase (decrease) in net assets resulting from capital share transactions	1,780,266	(14,555,774)
Net increase (decrease) in net assets	17,990,106	(4,250,994)
NET ASSETS:
Beginning of year	$110,602,816	$114,853,810
End of year	$128,592,922	$110,602,816
Distributions in excess of net investment income	$(14,178)	$(8,769)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.22	$13.03	$13.39	$11.98	$10.02
Investment operations:
Net investment income(a)	.26	.34	.35	.34	.38
Net realized and unrealized gain (loss)	3.68	1.29	(.33)	1.44	1.97
Total from investment operations	3.94	1.63	.02	1.78	2.35
Distributions to shareholders from:
Net investment income	(.28)	(.44)	(.38)	(.37)	(.39)
Net realized gain	(1.61)	—	—	—	—
Total distributions	(1.89)	(.44)	(.38)	(.37)	(.39)
Net asset value, end of year	$16.27	$14.22	$13.03	$13.39	$11.98
Total Return(b)	27.93%	12.46%	.19%	14.77%	23.41%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	1.07%	1.15%	1.15%	1.15%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	1.07%	1.15%	1.15%	1.15%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.27%	1.26%	1.23%	1.24%	1.27%
Net investment income	1.62%	2.42%	2.61%	2.76%	3.52%

Supplemental Data:
Net assets, end of year (000)	$128,593	$110,603	$114,854	$124,392	$116,764
Portfolio turnover rate	65.36%	116.38%	22.48%	35.78%	54.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

15

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an

16

Notes to Financial Statements (continued)

agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

17

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Over $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .33% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .85%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

18

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$8,612,575	$3,314,684
Net long-term capital gains	4,666,571	—
Total distributions paid	$13,279,146	$3,314,684

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,005,865
Undistributed long-term capital gains	1,419,034
Total undistributed earnings	$2,424,899
Temporary differences	(14,178)
Unrealized gains – net	16,441,775
Total accumulated gains – net	$18,852,496

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$112,394,041
Gross unrealized gain	16,999,027
Gross unrealized loss	(557,617)
Net unrealized security gain	$16,441,410

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$11,748	$(11,748)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$78,265,436	$88,010,508

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2013 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal

19

Notes to Financial Statements (continued)

counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Realized gain of $80,603 and unrealized appreciation of $1,389 are included on the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was four.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$998,051	$—	$998,051
Total	$998,051	$—	$998,051

	Net Amounts
	of Assets Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instrument Collateral(a)	Cash Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$998,051	$(998,051)	$—	$—
Total	$998,051	$(998,051)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must

20

Notes to Financial Statements (continued)

defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a risking market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor

21

Notes to Financial Statements (concluded)

depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

The Fund’s exposure to foreign companies and markets presents increased market, liquidity, currency, political and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	1,134,615	426,957
Reinvestment of distributions	828,870	230,186
Shares reacquired	(1,838,702)	(1,692,659)
Increase (decrease)	124,783	(1,035,516)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Calibrated Dividend Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calibrated Dividend Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year and three-year periods and above the median of the performance peer group for the other periods. The Board noted that the Fund had changed its investment strategy in September 2012.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

29

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board noted that Lord Abbett had appointed Walter H. Prahl and Richard J. Ruvkun as portfolio managers for the Fund in 2012.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

30

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 33% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $6,647,352 and $4,666,571, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio	SFCS-PORT-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Growth

Opportunities Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal period ended December 31, 2013, the Fund returned 37.08%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 35.74% over the same period.

Equity markets made considerable gains in the trailing 12-month period. From the end of 2012, following the conclusion of the U.S. presidential election in November and the last-minute resolution of the “fiscal cliff” in December, equity markets shook off challenges and marched significantly higher. By the end of

1

the period, broad market equity indexes had achieved new highs.

We have been encouraged by the strength and nature of the stock market rally during the period, and are pleased with the Fund’s ability to outperform in this environment. Security selection within the financials sector was a notable contributor to relative Fund performance. IntercontinentalExchange Group, Inc., a network of regulated exchanges and clearing houses for financial and commodity markets, contributed to relative Fund performance as shares of the company moved higher throughout the year. Investors benefited from increased trading volume and the company’s recent purchase of the New York Stock Exchange. Asset manager Affiliated Managers Group, Inc. also was among the strongest contributors to relative Fund performance within the financials sector, as net asset flows continued to support strong revenue growth.

The Fund’s overweight to the health care sector as well as strong security selection in the sector also contributed to relative Fund performance. Actavis plc, a specialty pharmaceutical company that manufactures brand and biosimilar drugs, contributed to relative Fund performance. Shares rose after the company announced the purchase of specialty drug maker Warner Chilcott. Incyte Corp., a developer of drugs that treat unmet medical needs, was also a positive contributor. Shares of the company rose after positive test results of the company’s pancreatic cancer treatment drug, Jakafi.

Security selection within the energy sector detracted from relative Fund performance. Laredo Petroleum Holdings, Inc. and Cabot Oil & Gas Corp., developers of oil and natural gas, were among the largest detractors. Shares of Laredo Petroleum Holdings, Inc. declined after management reported production volumes lower than initially anticipated. Shares of Cabot Oil & Gas Corp. fell after a disappointing quarterly report; sales fell short of expectations.

Within the information technology sector, security selection was a detractor from relative Fund performance. Teradata Corp., a provider of data-warehousing solutions, was among the notable detractors from relative Fund performance. The company reported earnings and guidance below expectations, noting a softer than anticipated international business environment. Rackspace Hosting, Inc., a provider of cloud computing services, also saw its shares decline during the period. Although the company’s third quarter report indicated revenues had grown from the previous year, earnings fell short of estimates due to higher than anticipated expenses.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class VC	37.08%	20.28%	9.00%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/13 –
	7/1/13	12/31/13	12/31/13
Class VC
Actual	$1,000.00	$1,199.80	$6.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	27.59%
Consumer Staples	4.62%
Energy	4.37%
Financials	9.68%
Health Care	15.88%
Industrials	18.00%
Information Technology	17.22%
Materials	1.42%
Telecommunication Services	1.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 100.05%

Aerospace & Defense 1.41%
B/E Aerospace, Inc.*	15,933	$1,387

Airlines 1.20%
United Continental Holdings, Inc.*	31,223	1,181

Auto Components 1.27%
BorgWarner, Inc.	22,328	1,248

Automobiles 1.43%
Harley-Davidson, Inc.	20,334	1,408

Biotechnology 3.06%
Alkermes plc (Ireland)*(a)	14,875	605
BioMarin Pharmaceutical, Inc.*	9,454	664
Incyte Corp.*	10,990	556
Isis Pharmaceuticals, Inc.*	6,230	248
Medivation, Inc.*	8,193	523
Pharmacyclics, Inc.*	3,919	415
Total		3,011

Building Products 2.57%
A.O. Smith Corp.	9,491	512
Fortune Brands Home & Security, Inc.	22,352	1,022
Lennox International, Inc.	11,667	992
Total		2,526

Capital Markets 3.30%
Affiliated Managers Group, Inc.*	9,196	1,994
Artisan Partners Asset Management, Inc. Class A	7,163	467
Invesco Ltd.	21,555	785
Total		3,246

Chemicals 0.66%
Celanese Corp. Series A	11,815	653

Commercial Banks 1.09%
First Republic Bank	20,372	1,066

Investments	Shares	Fair Value (000)
Communications Equipment 0.75%
Ruckus Wireless, Inc.*	51,520	$732

Computers & Peripherals 0.38%
NCR Corp.*	10,906	371

Containers & Packaging 0.75%
Ball Corp.	14,344	741

Distributors 1.44%
LKQ Corp.*	43,025	1,416

Diversified Financial Services 3.65%
CBOE Holdings, Inc.	12,040	626
IntercontinentalExchange Group, Inc.	8,630	1,941
Moody’s Corp.	12,976	1,018
Total		3,585

Electrical Equipment 3.85%
AMETEK, Inc.	30,443	1,604
Hubbell, Inc. Class B	6,647	724
Rockwell Automation, Inc.	8,928	1,055
Roper Industries, Inc.	2,894	401
Total		3,784

Electronic Equipment, Instruments & Components 1.51%
IPG Photonics Corp.*	9,375	727
Trimble Navigation Ltd.*	21,837	758
Total		1,485

Energy Equipment & Services 0.90%
Oceaneering International, Inc.	11,203	884

Food & Staples Retailing 1.60%
United Natural Foods, Inc.*	8,288	625
Whole Foods Market, Inc.	16,412	949
Total		1,574

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Food Products 3.02%
Flowers Foods, Inc.	22,521	$483
Green Mountain Coffee Roasters, Inc.*	7,261	549
Hain Celestial Group, Inc. (The)*	10,703	972
WhiteWave Foods Co. Class A*	41,874	960
Total		2,964

Health Care Equipment & Supplies 1.53%
C.R. Bard, Inc.	3,943	528
St. Jude Medical, Inc.	15,730	975
Total		1,503

Health Care Providers & Services 3.57%
Cardinal Health, Inc.	11,219	750
Envision Healthcare Holdings, Inc.*	17,439	619
Henry Schein, Inc.*	7,681	878
Team Health Holdings, Inc.*	5,871	267
Universal Health Services, Inc. Class B	12,177	990
Total		3,504

Health Care Technology 1.54%
athenahealth, Inc.*	1,987	267
Cerner Corp.*	22,307	1,244
Total		1,511

Hotels, Restaurants & Leisure 5.57%
Chipotle Mexican Grill, Inc.*	1,760	938
Dunkin’ Brands Group, Inc.	28,306	1,364
Starwood Hotels & Resorts Worldwide, Inc.	13,683	1,087
Wyndham Worldwide Corp.	11,224	827
Wynn Resorts Ltd.	6,475	1,258
Total		5,474

Household Durables 1.25%
Mohawk Industries, Inc.*	8,250	1,228

Investments	Shares	Fair Value (000)
Information Technology Services 3.75%
Alliance Data Systems Corp.*	5,991	$1,575
FleetCor Technologies, Inc.*	7,939	930
Vantiv, Inc. Class A*	36,004	1,174
Total		3,679

Insurance 1.20%
Hartford Financial Services Group, Inc.	6,726	244
Lincoln National Corp.	18,138	936
Total		1,180

Internet & Catalog Retail 2.19%
Groupon, Inc.*	54,170	638
Netflix, Inc.*	2,265	834
TripAdvisor, Inc.*	8,179	677
Total		2,149

Internet Software & Services 2.76%
Akamai Technologies, Inc.*	13,577	641
Pandora Media, Inc.*	30,088	800
Twitter, Inc.*	7,679	489
VeriSign, Inc.*	13,050	780
Total		2,710

Leisure Equipment & Products 2.40%
Hasbro, Inc.	19,333	1,063
Polaris Industries, Inc.	8,897	1,296
Total		2,359

Life Sciences Tools & Services 2.24%
Agilent Technologies, Inc.	17,950	1,027
Illumina, Inc.*	10,627	1,175
Total		2,202

Machinery 5.73%
Flowserve Corp.	16,718	1,318
IDEX Corp.	18,756	1,385
Ingersoll-Rand plc (Ireland)(a)	17,089	1,053
SPX Corp.	8,482	845
WABCO Holdings, Inc.*	11,038	1,031
Total		5,632

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Media 1.49%
Lamar Advertising Co. Class A*	6,553	$343
Scripps Networks Interactive, Inc. Class A	12,963	1,120
Total		1,463

Multi-Line Retail 1.32%
Dollar General Corp.*	21,440	1,293

Oil, Gas & Consumable Fuels 3.48%
Concho Resources, Inc.*	9,143	987
EQT Corp.	13,239	1,189
Laredo Petroleum, Inc.*	14,381	398
Range Resources Corp.	9,983	842
Total		3,416

Pharmaceuticals 3.94%
Actavis plc*	9,919	1,667
Mylan, Inc.*	22,773	988
Perrigo Co. plc	7,943	1,219
Total		3,874

Professional Services 1.74%
Towers Watson & Co. Class A	7,098	906
Verisk Analytics, Inc. Class A*	12,211	802
Total		1,708

Real Estate Management & Development 0.45%
CBRE Group, Inc. Class A*	16,791	442

Road & Rail 0.66%
Kansas City Southern	5,231	648

Semiconductors & Semiconductor Equipment 2.15%
Avago Technologies Ltd. (Singapore)(a)	19,944	1,055
Micron Technology, Inc.*	20,740	451
NXP Semiconductors NV (Netherlands)*(a)	13,155	604
Total		2,110

Investments	Shares	Fair Value (000)
Software 5.94%
Autodesk, Inc.*	19,082	$960
CommVault Systems, Inc.*	6,550	490
Concur Technologies, Inc.*	5,743	593
Electronic Arts, Inc.*	26,499	608
Qlik Technologies, Inc.*	9,926	264
Red Hat, Inc.*	19,377	1,086
ServiceNow, Inc.*	22,405	1,255
Splunk, Inc.*	8,461	581
Total		5,837

Specialty Retail 5.83%
Dick’s Sporting Goods, Inc.	16,212	942
GNC Holdings, Inc. Class A	19,500	1,140
Ross Stores, Inc.	15,418	1,155
Tiffany & Co.	10,712	994
Tractor Supply Co.	19,281	1,496
Total		5,727

Textiles, Apparel & Luxury Goods 3.41%
Michael Kors Holdings Ltd. (Hong Kong)*(a)	11,580	940
Ralph Lauren Corp.	5,551	980
VF Corp.	22,984	1,433
Total		3,353

Trading Companies & Distributors 0.84%
WESCO International, Inc.*	9,030	822

Wireless Telecommunication Services 1.23%
SBA Communications Corp. Class A*	13,404	1,204
Total Investments in Common Stocks 100.05% (cost $79,616,794)		98,290
Liabilities in Excess of Other Assets (0.05)%		(46)
Net Assets 100.00%		$98,244

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$98,290	$—	$—	$98,290
Total	$98,290	$—	$—	$98,290

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $79,616,794)	$98,290,004
Receivables:
Investment securities sold	311,361
Capital shares sold	81,212
Dividends	32,959
From advisor (See Note 3)	10,793
Prepaid expenses and other assets	120
Total assets	98,726,449
LIABILITIES:
Payables:
Investment securities purchased	144,903
Capital shares reacquired	92,101
Management fee	65,371
To bank	22,882
Directors’ fees	12,782
Fund administration	3,269
Accrued expenses	141,564
Total liabilities	482,872
NET ASSETS	$98,243,577
COMPOSITION OF NET ASSETS:
Paid-in capital	$76,771,265
Accumulated net investment loss	(12,782)
Accumulated net realized gain on investments	2,811,884
Net unrealized appreciation on investments	18,673,210
Net Assets	$98,243,577
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,441,560
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.25

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends	$667,391
Interest	8
Total investment income	667,399
Expenses:
Management fee	751,720
Non 12b-1 service fees	328,878
Professional	42,872
Fund administration	37,586
Reports to shareholders	23,021
Shareholder servicing	18,708
Custody	14,232
Directors’ fees	3,855
Other	7,740
Gross expenses	1,228,612
Expense reductions (See Note 7)	(98)
Management fee waived (See Note 3)	(100,934)
Net expenses	1,127,580
Net investment loss	(460,181)
Net realized and unrealized gain:
Net realized gain on investments	19,011,804
Net change in unrealized appreciation/depreciation on investments	11,117,022
Net realized and unrealized gain	30,128,826
Net Increase in Net Assets Resulting From Operations	$29,668,645

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2013	December 31, 2012
Operations:
Net investment loss	$(460,181)	$(110,185)
Net realized gain on investments	19,011,804	4,938,979
Net change in unrealized appreciation/depreciation on investments	11,117,022	7,647,302
Net increase in net assets resulting from operations	29,668,645	12,476,096
Distributions to shareholders from:
Net realized gain	(15,322,194)	(4,937,872)
Capital share transactions (See Note 11):
Proceeds from sales of shares	5,769,320	8,847,750
Reinvestment of distributions	15,322,194	4,937,872
Cost of shares reacquired	(26,569,964)	(21,364,143)
Net decrease in net assets resulting from capital share transactions	(5,478,450)	(7,578,521)
Net increase (decrease) in net assets	8,868,001	(40,297)
NET ASSETS:
Beginning of year	$89,375,576	$89,415,873
End of year	$98,243,577	$89,375,576
Accumulated net investment loss	$(12,782)	$(11,078)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.19	$12.23	$17.58	$14.38	$9.88
Investment operations:
Net investment loss(a)	(.08)	(.02)	(.07)	(.03)	(.03)
Net realized and unrealized gain (loss)	4.93	1.75	(1.64)	3.33	4.53
Total from investment operations	4.85	1.73	(1.71)	3.30	4.50
Distributions to shareholders from:
Net realized gain	(2.79)	(.77)	(3.64)	(.10)	—
Net asset value, end of year	$15.25	$13.19	$12.23	$17.58	$14.38
Total Return(b)	37.08%	14.10%	(10.05)%	22.92%	45.55%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.31%	1.28%	1.26%	1.33%
Net investment loss	(.49)%	(.12)%	(.43)%	(.21)%	(.30)%

Supplemental Data:
Net assets, end of year (000)	$98,244	$89,376	$89,416	$109,676	$107,098
Portfolio turnover rate	120.75%	138.33%	116.06%	112.24%	83.55%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

15

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

16

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .69% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive

17

Notes to Financial Statements (continued)

all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$4,926,697	$—
Net long-term capital gains	10,395,497	4,937,872
Total distributions paid	$15,322,194	$4,937,872

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$584,649
Undistributed long-term capital gains	2,435,424
Total undistributed earnings	$3,020,073
Temporary differences	(12,782)
Unrealized gains – net	18,465,021
Total accumulated gains – net	$21,472,312

18

Notes to Financial Statements (continued)

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$79,824,983
Gross unrealized gain	18,984,735
Gross unrealized loss	(519,714)
Net unrealized security gain	$18,465,021

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$458,477	$(458,477)

The permanent differences are attributable to the tax treatment of certain distributions received and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$113,054,025	$132,892,453

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility

19

Notes to Financial Statements (concluded)

(“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares reacquired	366,406	651,783
Reinvestment of distributions	1,019,441	371,622
Shares reacquired	(1,722,432)	(1,557,277)
Decrease	(336,585)	(533,872)

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

21

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 – 2008).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 – 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 – 2011).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, three-year, and ten-year periods and above the median of the performance peer group for the five-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

27

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

28

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 11% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2013, $4,926,697 and $10,395,497, respectively, represent short-term capital gains and long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information to Shareholders

Lord Abbett Series Fund — Classic Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 29.85%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 33.11% over the same period.

Domestic equity markets experienced robust gains during the 12-month period. An improving domestic economic backdrop, supported by a recovering housing market, lower unemployment rate, and strengthening consumer confidence, drove many equity markets to finish the period at or near all-time highs. This

1

advance occurred despite a series of congressional showdowns, ongoing global turmoil, and the Federal Reserve’s plan to scale back its asset-purchase program. Although the Fund finished the year with returns of more than 25%, the Fund lagged its benchmark during the period. Much of this underperformance occurred during the first quarter of 2013, as cautious, yield-starved investors favored more defensive, stable growth companies in spite of their historically expensive valuations.

Stock selection within the information technology and consumer discretionary sectors detracted from relative performance. Within the information technology sector, shares of NCR Corp., a provider of technology services that help businesses interact with customers, declined after management reported lighter than expected revenue for the third quarter primarily due to weak trends in ATMs and core retail. Shares of Apple, Inc. underperformed versus the sector due to investors’ concern about gross margin pressures and increased competition. Within the consumer discretionary sector, shares of Abercrombie & Fitch Co., fell after the company reported weak customer traffic in stores particularly in July, as well as management providing conservative guidance for the remainder of the year. Shares of Target fell after the firm experienced softer than expected second quarter sales and disappointing results with its expansion into Canada.

Stock selection within the financials and energy sectors contributed to relative performance. Generally, we believe our holdings within the financials sector benefited from the rise of interest rates that occurred beginning in late April. Within the financials sector, shares of Prudential Financial rose throughout the period after the firm delivered strong multi-quarter earnings and executed a strong capital distribution plan. Shares of TD Ameritrade Holdings appreciated as the company reported strong asset growth and trading activity as well as solid capital management. We believe our holdings within the energy sector benefited from generally strong crude oil and natural gas prices. Shares of Hess appreciated as management continued to execute a restructuring plan to become a pure play exploration and production company. Shares of EOG Resources, Inc. appreciated as the firm reported strong production rates for most of the period. The Fund’s relative performance benefited from an underweight in the utilities sector, as it was one of the weaker performing sectors during the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell 1000 Index® measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	5 Years	Life of Class
Class VC2	29.85%	14.48%	7.27%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2005.

2 The Class VC shares commenced operations and performance for the Class began on May 1, 2005.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 - 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,162.00	$5.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	12.04%
Consumer Staples	7.16%
Energy	11.03%
Financials	19.12%
Health Care	11.87%
Industrials	10.73%
Information Technology	21.25%
Materials	3.89%
Telecommunication Services	0.67%
Utilities	1.01%
Repurchase Agreement	1.23%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 97.70%

Aerospace & Defense 3.83%
B/E Aerospace, Inc.*	3,579	$311
Boeing Co. (The)	3,302	451
Honeywell International, Inc.	4,504	412
United Technologies Corp.	4,968	565
Total		1,739

Auto Components 0.50%
BorgWarner, Inc.	4,094	229

Automobiles 0.74%
Ford Motor Co.	21,691	335

Beverages 2.39%
Coca-Cola Co. (The)	13,193	545
PepsiCo, Inc.	6,525	541
Total		1,086

Biotechnology 3.19%
Celgene Corp.*	2,189	370
Gilead Sciences, Inc.*	6,586	495
Medivation, Inc.*	5,432	346
Vertex Pharmaceuticals, Inc.*	3,187	237
Total		1,448

Capital Markets 4.01%
Goldman Sachs Group, Inc. (The)	4,563	809
Invesco Ltd.	7,095	258
Morgan Stanley	13,065	410
State Street Corp.	926	68
TD Ameritrade Holding Corp.	9,143	280
Total		1,825

Chemicals 1.66%
Celanese Corp. Series A	2,719	150
Dow Chemical Co. (The)	5,602	249
E.I. du Pont de Nemours & Co.	1,117	72
LyondellBasell Industries NV Class A (Netherlands)(a)	3,221	259

		Fair
		Value
Investments	Shares	(000)
Monsanto Co.	203	$24
Total		754

Commercial Banks 4.57%
Comerica, Inc.	8,391	399
Fifth Third Bancorp	4,306	91
PNC Financial Services Group, Inc. (The)	3,279	254
Regions Financial Corp.	23,465	232
SunTrust Banks, Inc.	6,393	235
U.S. Bancorp	8,305	336
Wells Fargo & Co.	11,723	532
Total		2,079

Communications Equipment 2.34%
Cisco Systems, Inc.	25,306	568
QUALCOMM, Inc.	6,683	496
Total		1,064

Computers & Peripherals 6.34%
Apple, Inc.	2,854	1,601
EMC Corp.	18,061	454
Hewlett-Packard Co.	3,944	110
NCR Corp.*	16,166	551
NetApp, Inc.	3,999	165
Total		2,881

Construction & Engineering 0.61%
Fluor Corp.	3,470	279

Consumer Finance 1.66%
Capital One Financial Corp.	9,840	754

Containers & Packaging 0.67%
Rock-Tenn Co. Class A	2,884	303

Diversified Financial Services 4.35%
Bank of America Corp.	15,874	247
Citigroup, Inc.	12,943	675
JPMorgan Chase & Co.	18,042	1,055
Total		1,977

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

		Fair
		Value
Investments	Shares	(000)
Diversified Telecommunication Services 0.66%
Verizon Communications, Inc.	6,094	$300

Electric: Utilities 0.54%
Duke Energy Corp.	1,837	127
NextEra Energy, Inc.	1,405	120
Total		247

Electrical Equipment 2.15%
Eaton Corp. plc (Ireland)(a)	5,194	396
Emerson Electric Co.	8,295	582
Total		978

Energy Equipment & Services 1.87%
Halliburton Co.	6,677	339
Schlumberger Ltd.	5,687	512
Total		851

Food & Staples Retailing 1.69%
CVS Caremark Corp.	6,787	486
Wal-Mart Stores, Inc.	3,596	283
Total		769

Food Products 1.04%
Mondelez International, Inc.
Class A	13,401	473

Health Care Equipment & Supplies 0.93%
Covidien plc (Ireland)(a)	6,210	423

Health Care Providers & Services 3.08%
Express Scripts Holding Co.*	10,988	772
HCA Holdings, Inc.*	5,148	245
UnitedHealth Group, Inc.	5,084	383
Total		1,400

Hotels, Restaurants & Leisure 2.77%
Hyatt Hotels Corp. Class A*	2,874	142
MGM Resorts International*	19,571	460
Starwood Hotels & Resorts
Worldwide, Inc.	5,124	407
Wynn Resorts Ltd.	1,281	249
Total		1,258

		Fair
		Value
Investments	Shares	(000)
Household Products 1.55%
Colgate-Palmolive Co.	7,621	$497
Procter & Gamble Co. (The)	2,553	208
Total		705

Industrial Conglomerates 1.28%
General Electric Co.	20,731	581

Information Technology Services 1.72%
International Business Machines Corp.	2,506	470
Vantiv, Inc. Class A*	9,632	314
Total		784

Insurance 3.87%
Chubb Corp. (The)	1,762	170
Hartford Financial Services Group, Inc.	17,496	634
Lincoln National Corp.	9,484	490
Prudential Financial, Inc.	5,044	465
Total		1,759

Internet & Catalog Retail 0.22%
Amazon.com, Inc.*	256	102

Internet Software & Services 6.19%
eBay, Inc.*	4,094	225
Google, Inc. Class A*	1,263	1,415
Monster Worldwide, Inc.*	41,429	295
Pandora Media, Inc.*	13,901	370
Twitter, Inc.*	65	4
Yahoo!, Inc.*	12,434	503
Total		2,812

Machinery 1.10%
Caterpillar, Inc.	1,817	165
PACCAR, Inc.	5,664	335
Total		500

Media 2.19%
Time Warner, Inc.	3,658	255
Twenty-First Century Fox, Inc. Class A	5,737	202

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

		Fair
		Value
Investments	Shares	(000)
Media (continued)
Walt Disney Co. (The)	7,039	$538
Total		995

Metals & Mining 1.53%
Freeport-McMoRan Copper & Gold, Inc.	8,129	307
Reliance Steel & Aluminum Co.	3,011	228
United States Steel Corp.	5,400	159
Total		694

Multi-Line Retail 1.68%
Kohl’s Corp.	5,273	299
Macy’s, Inc.	8,697	465
Total		764

Multi-Utilities 0.46%
Dominion Resources, Inc.	1,490	96
PG&E Corp.	2,753	111
Total		207

Oil, Gas & Consumable Fuels 9.04%
Anadarko Petroleum Corp.	4,565	362
Cabot Oil & Gas Corp.	594	23
Chevron Corp.	3,481	435
EOG Resources, Inc.	3,465	582
EQT Corp.	1,306	117
Exxon Mobil Corp.	6,300	638
Hess Corp.	5,365	445
Marathon Petroleum Corp.	1,965	180
Occidental Petroleum Corp.	5,872	558
Pioneer Natural Resources Co.	2,013	371
Range Resources Corp.	1,368	115
Valero Energy Corp.	5,653	285
Total		4,111

Pharmaceuticals 4.55%
Bristol-Myers Squibb Co.	12,662	673
Eli Lilly & Co.	6,762	345
Johnson & Johnson	2,338	214
Merck & Co., Inc.	1,716	86

		Fair
		Value
Investments	Shares	(000)
Pfizer, Inc.	24,430	$748
Total		2,066

Real Estate Investment Trusts 0.45%
Host Hotels & Resorts, Inc.	10,409	202

Road & Rail 1.35%
Union Pacific Corp.	3,657	614

Semiconductors & Semiconductor Equipment 2.05%
Intel Corp.	10,789	280
Micron Technology, Inc.*	14,292	311
Texas Instruments, Inc.	7,765	341
Total		932

Software 3.19%
Informatica Corp.*	5,911	245
Microsoft Corp.	14,348	537
Oracle Corp.	13,920	533
VMware, Inc. Class A*	1,515	136
Total		1,451

Specialty Retail 1.70%
AutoZone, Inc.*	423	202
Dick’s Sporting Goods, Inc.	6,863	399
Home Depot, Inc. (The)	2,092	172
Total		773

Textiles, Apparel & Luxury Goods 1.29%
PVH Corp.	2,180	297
Ralph Lauren Corp.	1,642	290
Total		587

Tobacco 0.41%
Philip Morris International, Inc.	2,155	188

Trading Companies & Distributors 0.29%
W.W. Grainger, Inc.	517	132
Total Common Stocks (cost $33,432,720)		44,411

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2013

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.21%

Repurchase Agreement
Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $560,000 of Federal National Mortgage Assoc. at 0.875% due 8/28/2014; value: $564,200; proceeds: $552,191 (cost $552,191)	$552	$552
Total Investments in Securities 98.91% (cost $33,984,911)		44,963
Cash and Other Assets in Excess of Liabilities 1.09%		495
Net Assets 100.00%		$45,458

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$44,411	$ —	$—	$44,411
Repurchase Agreement	—	552	—	552
Total	$44,411	$552	$—	$44,963

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $33,984,911)	$44,962,912
Cash	530,017
Receivables:
Dividends	55,395
From advisor (See Note 3)	16,085
Capital shares sold	4,501
Prepaid expenses	289
Total assets	45,569,199
LIABILITIES:
Payables:
Management fee	26,299
Directors’ fees	3,817
Capital shares reacquired	2,292
Fund administration	1,503
Accrued expenses	77,396
Total liabilities	111,307
NET ASSETS	$45,457,892
COMPOSITION OF NET ASSETS:
Paid-in capital	$33,564,775
Distributions in excess of net investment income	(1,595)
Accumulated net realized gain on investments	916,711
Net unrealized appreciation on investments	10,978,001
Net Assets	$45,457,892
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,078,244
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.77

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,208)	$839,048
Interest	79
Total investment income	839,127
Expenses:
Management fee	308,475
Non 12b-1 service fees	154,237
Professional	40,328
Reports to shareholders	23,643
Fund administration	17,627
Shareholder servicing	13,378
Custody	8,933
Directors’ fees	1,789
Other	6,882
Gross expenses	575,292
Expense reductions (See Note 8)	(46)
Management fee waived (See Note 3)	(156,601)
Net expenses	418,645
Net investment income	420,482
Net realized and unrealized gain:
Net realized gain on investments	6,061,598
Net change in unrealized appreciation/depreciation on investments	4,944,791
Net realized and unrealized gain	11,006,389
Net Increase in Net Assets Resulting From Operations	$11,426,871

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$420,482	$411,039
Net realized gain on investments	6,061,598	1,611,305
Net change in unrealized appreciation/depreciation on investments	4,944,791	2,935,131
Net increase in net assets resulting from operations	11,426,871	4,957,475
Distributions to shareholders from:
Net investment income	(419,980)	(410,853)
Net realized gain	(4,466,332)	—
Total distributions to shareholders	(4,886,312)	(410,853)
Capital share transactions (See Note 12):
Proceeds from sales of shares	9,460,859	10,587,785
Reinvestment of distributions	4,886,312	410,853
Cost of shares reacquired	(15,338,893)	(8,492,400)
Net increase (decrease) in net assets resulting from capital share transactions	(991,722)	2,506,238
Net increase in net assets	5,548,837	7,052,860
NET ASSETS:
Beginning of year	$39,909,055	$32,856,195
End of year	$45,457,892	$39,909,055
Distributions in excess of net investment income	$(1,595)	$(2,789)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.77	$11.21	$12.30	$10.82	$8.68
Investment operations:
Net investment income(a)	.14	.14	.09	.05	.08
Net realized and unrealized gain (loss)	3.64	1.55	(1.09)	1.48	2.13
Total from investment operations	3.78	1.69	(1.00)	1.53	2.21
Distributions to shareholders from:
Net investment income	(.15)	(.13)	(.09)	(.05)	(.07)
Net realized gain	(1.63)	—	—	—	—
Total distributions	(1.78)	(.13)	(.09)	(.05)	(.07)
Net asset value, end of year	$14.77	$12.77	$11.21	$12.30	$10.82
Total Return(b)	29.85%	15.09%	(8.15)%	14.12%	25.50%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.95%	.95%	.95%	.95%	.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.95%	.95%	.95%	.95%	.99%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.32%	1.30%	1.31%	1.49%
Net investment income	.95%	1.13%	.74%	.43%	.82%

Supplemental Data:
Net assets, end of year (000)	$45,458	$39,909	$32,856	$35,346	$29,273
Portfolio turnover rate	42.01%	23.58%	27.01%	21.65%	54.63%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

15

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

16

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .34% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee, and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent

17

Notes to Financial Statements (continued)

necessary so that the total net annual operating expenses do not exceed an annual rate of .95%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$419,980	$410,853
Net long-term capital gains	4,466,332	—
Total distributions paid	$4,886,312	$410,853

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$2,222
Undistributed long-term capital gains	1,151,272
Total undistributed earnings	$1,153,494
Temporary differences	(3,817)
Unrealized gains – net	10,743,440
Total accumulated gains – net	$11,893,117

18

Notes to Financial Statements (continued)

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$34,219,472
Gross unrealized gain	11,172,769
Gross unrealized loss	(429,329)
Net unrealized security gain	$10,743,440

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$692	$(692)

The permanent differences are attributable to the tax treatment of certain distributions received and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$17,913,827	$23,164,413

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

19

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$552,191	$—	$552,191
Total	$552,191	$—	$552,191

	Net Amounts
	of Assets Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instrument Collateral(a )	Cash Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$552,191	$(552,191)	$—	$—
Total	$552,191	$(552,191)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s

20

Notes to Financial Statements (concluded)

Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	661,570	844,982
Reinvestment of distributions	336,755	31,824
Shares reacquired	(1,046,183)	(681,807)
Increase (decrease)	(47,858)	194,999

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Classic Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, three-year, and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

28

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $4,466,332 represents long-term capital gains.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Classic Stock Portfolio	SFCLASS-PORT-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Fundamental Equity

Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio

Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 35.76%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 32.53% over the same period.

Domestic equity markets experienced robust gains during the 12-month period. An improving domestic economic backdrop, supported by a recovering housing market, lower unemployment rate, and strengthening consumer confidence, drove many equity markets to finish the period at or near all-time highs. This advance occurred despite a series of congressional showdowns, ongoing global turmoil, and the Federal Reserve’s plan to scale back its asset-purchase program.

Stock selection, particularly within the health care sector, contributed to relative performance for the period. Shares of Actavis plc, an integrated global pharmaceutical company engaged in the development and distribution of generic and proprietary drugs, rose significantly following the firm’s acquisition of Warner Chilcott in which anticipated revenue and cost synergies were expected to benefit future earnings. Management’s guidance for 2014 also provided positive momentum for the stock. Celgene Corp., a biotechnology firm that develops and markets therapies for the treatment of hematologic malignancies, benefited from positive phase III results for its key Revimid drug study as well as better than expected sales for its Pomalyst and Abraxane drugs. An overweight and stock selection within the consumer discretionary sector also contributed to performance. Shares of GNC Holdings, Inc., a global specialty retailer of vitamins, supplements, and health and wellness products, appreciated as management reported positive traction with the rollout of its member-pricing Gold Card.

Stock selection within the information technology and industrials sectors detracted from relative performance. Within the information technology sector, shares of Broadcom Corp., a provider of semiconductor chips used in mobility and broadband communication devices and infrastructure, fell after the firm released lower than expected revenue guidance in July amid slowing growth in the smartphone market. In addition, shares of ecommerce company, eBay Inc., underperformed within the sector as the company faced some challenges with weakening demand in Europe. Within the industrials sector, shares of USG Corp., a manufacturer and distributor of gypsum wallboard and ceiling tiles for residential and commercial markets, fell as the company reported weaker than expected commercial demand as well as elevated costs.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class VC	35.76%	16.54%	8.79%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,162.20	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	14.16%
Consumer Staples	4.88%
Energy	13.68%
Financials	22.81%
Health Care	20.53%
Industrials	7.90%
Information Technology	7.71%
Materials	3.53%
Telecommunication Services	1.88%
Utilities	2.92%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2013

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.71%

Aerospace & Defense 2.36%
General Dynamics Corp.	49,800	$4,758
United Technologies Corp.	54,707	6,226
Total		10,984

Auto Components 0.20%
BorgWarner, Inc.	16,526	924

Beverages 0.52%
Coca-Cola Co. (The)	58,359	2,411

Biotechnology 6.61%
Aegerion Pharmaceuticals, Inc.*	54,913	3,897
Celgene Corp.*	31,040	5,245
Gilead Sciences, Inc.*	155,700	11,701
Incyte Corp.*	72,200	3,655
Puma Biotechnology, Inc.*	46,300	4,793
Sarepta Therapeutics, Inc.*	72,661	1,480
Total		30,771

Building Products 0.89%
USG Corp.*	145,900	4,141

Capital Markets 2.67%
Affiliated Managers Group, Inc.*	20,300	4,403
Artisan Partners Asset Management, Inc. Class A	26,118	1,703
Invesco Ltd.	173,833	6,327
Total		12,433

Chemicals 1.89%
PPG Industries, Inc.	46,264	8,774

Commercial Banks 5.17%
East West Bancorp, Inc.	108,200	3,784
First Republic Bank	125,091	6,549
Signature Bank*	17,915	1,924
SunTrust Banks, Inc.	146,000	5,374
U.S. Bancorp	159,200	6,432
Total		24,063

		Fair
		Value
Investments	Shares	(000)
Computers & Peripherals 1.05%
NCR Corp.*	143,433	$4,885

Construction & Engineering 1.97%
Jacobs Engineering Group, Inc.*	62,800	3,956
URS Corp.	98,700	5,230
Total		9,186

Consumer Finance 2.10%
Capital One Financial Corp.	127,572	9,773

Diversified Financial Services 6.81%
Citigroup, Inc.	282,619	14,727
IntercontinentalExchange Group, Inc.	6,227	1,401
JPMorgan Chase & Co.	266,146	15,564
Total		31,692

Diversified Telecommunication Services 1.87%
Verizon Communications, Inc.	177,178	8,707

Electric: Utilities 1.16%
NextEra Energy, Inc.	62,800	5,377

Electronic Equipment, Instruments & Components 0.81%
Anixter International, Inc.	41,900	3,764

Energy Equipment & Services 0.56%
Dril-Quip, Inc.*	23,700	2,605

Food Products 2.89%
Kraft Foods Group, Inc.	90,017	4,854
Mondelez International, Inc.
Class A	243,192	8,584
Total		13,438

Health Care Equipment & Supplies 1.10%
St. Jude Medical, Inc.	82,400	5,105

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

		Fair
		Value
Investments	Shares	(000)
Health Care Providers & Services 8.19%
CIGNA Corp.	64,800	$5,669
Community Health Systems, Inc.*	114,753	4,506
DaVita HealthCare Partners, Inc.*	77,873	4,935
Envision Healthcare Holdings, Inc.*	80,000	2,842
Express Scripts Holding Co.*	148,446	10,427
Humana, Inc.	57,694	5,955
Team Health Holdings, Inc.*	82,404	3,753
Total		38,087

Hotels, Restaurants & Leisure 0.81%
Hilton Worldwide Holdings, Inc.*	169,100	3,763

Household Products 1.46%
Kimberly-Clark Corp.	65,129	6,803

Information Technology Services 4.01%
Alliance Data Systems Corp.*	18,181	4,780
Cognizant Technology Solutions Corp. Class A*	72,900	7,361
Vantiv, Inc. Class A*	199,500	6,506
Total		18,647

Insurance 5.99%
ACE Ltd. (Switzerland)(a)	51,189	5,300
Allstate Corp. (The)	111,834	6,099
Hartford Financial Services Group, Inc.	192,145	6,961
Lincoln National Corp.	74,700	3,856
Prudential Financial, Inc.	61,100	5,635
Total		27,851

Internet Software & Services 1.05%
eBay, Inc.*	89,200	4,896

Life Sciences Tools & Services 2.45%
Quintiles Transnational Holdings, Inc.*	72,800	3,374
Thermo Fisher Scientific, Inc.	72,029	8,020
Total		11,394

		Fair
		Value
Investments	Shares	(000)
Machinery 1.27%
Pentair Ltd. Registered Shares (Switzerland)(a)	76,300	$5,926

Media 5.55%
CBS Corp. Class B	67,300	4,290
Comcast Corp. Class A	213,944	11,118
Starz Class A*	178,609	5,222
Time Warner, Inc.	74,352	5,184
Total		25,814

Metals & Mining 1.63%
Reliance Steel & Aluminum Co.	100,006	7,584

Multi-Utilities 1.76%
PG&E Corp.	53,300	2,147
Sempra Energy	67,200	6,032
Total		8,179

Oil, Gas & Consumable Fuels 13.08%
Apache Corp.	52,000	4,469
Cimarex Energy Co.	51,200	5,371
EQT Corp.	64,921	5,829
Exxon Mobil Corp.	83,997	8,500
Marathon Petroleum Corp.	71,000	6,513
Occidental Petroleum Corp.	48,904	4,651
Pioneer Natural Resources Co.	33,200	6,111
Range Resources Corp.	73,700	6,214
Southwestern Energy Co.*	145,934	5,740
Valero Energy Corp.	147,586	7,438
Total		60,836

Pharmaceuticals 2.12%
Actavis plc*	58,587	9,843

Professional Services 1.00%
Towers Watson & Co. Class A	36,600	4,671

Road & Rail 0.38%
Con-way, Inc.	44,100	1,751

Software 0.77%
Electronic Arts, Inc.*	156,400	3,588

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2013

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 5.92%
Bed Bath & Beyond, Inc.*	46,945	$3,769
CST Brands, Inc.	123,222	4,525
Foot Locker, Inc.	130,809	5,421
GNC Holdings, Inc. Class A	78,014	4,560
PetSmart, Inc.	58,700	4,270
TJX Cos., Inc.	78,200	4,984
Total		27,529

		Fair
		Value
Investments	Shares	(000)
Textiles, Apparel & Luxury Goods 1.64%
Deckers Outdoor Corp.*	16,400	$1,385
PVH Corp.	46,000	6,257
Total		7,642
Total Investments in Common Stocks 99.71% (cost $380,707,331)		463,837
Other Assets in Excess of Liabilities 0.29%		1,371
Net Assets 100.00%		$465,208

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$463,837	$—	$—	$463,837
Total	$463,837	$—	$—	$463,837

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $380,707,331)	$463,836,872
Receivables:
Investment securities sold	2,422,865
Dividends	672,548
Capital shares sold	510,100
From advisor (See Note 3)	25,556
Prepaid expenses	2,232
Total assets	467,470,173
LIABILITIES:
Payables:
Investment securities purchased	969,082
To bank	448,222
Management fee	291,592
Capital shares reacquired	172,783
Directors’ fees	25,451
Fund administration	15,552
Accrued expenses	339,192
Total liabilities	2,261,874
NET ASSETS	$465,208,299
COMPOSITION OF NET ASSETS:
Paid-in capital	$373,739,483
Undistributed net investment income	6,781
Accumulated net realized gain on investments	8,332,494
Net unrealized appreciation on investments	83,129,541
Net Assets	$465,208,299
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	22,124,091
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$21.03

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $3,001)	$5,653,987
Interest	783
Total investment income	5,654,770
Expenses:
Management fee	3,001,412
Non 12b-1 service fees	1,400,659
Fund administration	160,075
Shareholder servicing	46,705
Professional	45,954
Reports to shareholders	44,646
Directors’ fees	16,244
Custody	16,067
Other	12,201
Gross expenses	4,743,963
Expense reductions (See Note 7)	(385)
Management fee waived (See Note 3)	(141,412)
Net expenses	4,602,166
Net investment income	1,052,604
Net realized and unrealized gain:
Net realized gain on investments	61,228,744
Net change in unrealized appreciation/depreciation on investments	56,962,648
Net realized and unrealized gain	118,191,392
Net Increase in Net Assets Resulting From Operations	$119,243,996

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$1,052,604	$1,687,769
Net realized gain on investments	61,228,744	9,634,275
Net change in unrealized appreciation/depreciation on investments	56,962,648	16,281,648
Net increase in net assets resulting from operations	119,243,996	27,603,692
Distributions to shareholders from:
Net investment income	(1,027,638)	(1,690,014)
Net realized gain	(55,164,447)	(4,785,192)
Total distributions to shareholders	(56,192,085)	(6,475,206)
Capital share transactions (See Note 11):
Proceeds from sales of shares	109,279,290	84,892,836
Reinvestment of distributions	56,192,085	6,475,206
Cost of shares reacquired	(77,336,623)	(44,946,236)
Net increase in net assets resulting from capital share transactions	88,134,752	46,421,806
Net increase in net assets	151,186,663	67,550,292
NET ASSETS:
Beginning of year	$314,021,636	$246,471,344
End of year	$465,208,299	$314,021,636
Undistributed (distributions in excess of) net investment income	$6,781	$(14,922)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$17.61	$16.26	$17.66	$14.88	$11.83
Investment operations:
Net investment income(a)	.05	.10	.04	.05	.03
Net realized and unrealized gain (loss)	6.18	1.63	(.84)	2.78	3.04
Total from investment operations	6.23	1.73	(.80)	2.83	3.07
Distributions to shareholders from:
Net investment income	(.05)	(.10)	(.03)	(.05)	(.02)
Net realized gain	(2.76)	(.28)	(.57)	—	—
Total distributions	(2.81)	(.38)	(.60)	(.05)	(.02)
Net asset value, end of year	$21.03	$17.61	$16.26	$17.66	$14.88
Total Return(b)	35.76%	10.58%	(4.49)%	19.03%	25.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.19%	1.20%	1.23%	1.26%
Net investment income	.26%	.60%	.25%	.33%	.22%

Supplemental Data:
Net assets, end of year (000)	$465,208	$314,022	$246,471	$157,407	$107,769
Portfolio turnover rate	86.75%	78.16%	55.92%	73.39%	85.09%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

15

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .71% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent

16

Notes to Financial Statements (continued)

necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$19,021,626	$1,690,014
Net long-term capital gains	37,170,459	4,785,192
Total distributions paid	$56,192,085	$6,475,206

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$3,425,636
Undistributed long-term capital gains	5,149,188
Total undistributed earnings	$8,574,824
Temporary differences	(25,451)
Unrealized gains – net	82,919,443
Total accumulated gains – net	$91,468,816

17

Notes to Financial Statements (continued)

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$380,917,429
Gross unrealized gain	85,213,195
Gross unrealized loss	(2,293,752)
Net unrealized security gain	$82,919,443

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(3,263)	$3,263

The permanent differences are attributable to the tax treatment of certain distributions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$383,216,828	$336,996,709

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

18

Notes to Financial Statements (continued)

8.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

19

Notes to Financial Statements (concluded)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	5,285,512	4,893,771
Reinvestment of distributions	2,715,180	365,168
Shares reacquired	(3,710,322)	(2,580,069)
Increase	4,290,370	2,678,870

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Fundamental Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

21

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, five-year, and ten-year periods and below the median of the performance peer group for the other period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

27

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

28

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 24% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $17,993,988 and $37,170,459, respectively, represent short-term capital gains and long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Growth and

Income Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 35.90%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 32.53% over the same period.

Domestic equity markets experienced robust gains during the 12-month period. An improving domestic economic backdrop, supported by a recovering housing market, lower unemployment rate, and strengthening consumer confidence, drove many equity markets to finish the

1

period at or near all-time highs. This advance occurred despite a series of congressional showdowns, ongoing global turmoil, and the Federal Reserve’s plan to scale back its asset-purchase program.

Stock selection, particularly within the health care sector, contributed to relative performance for the period. Shares of Actavis plc, an integrated global pharmaceutical company engaged in the development and distribution of generic and proprietary drugs, rose significantly following the firm’s acquisition of Warner Chilcott in which anticipated revenue and cost synergies were expected to benefit future earnings. Management’s guidance for 2014 also provided positive momentum for the stock. Celgene Corp., a biotechnology firm that develops and markets therapies for the treatment of hematologic malignancies, benefited from positive phase III results for its key Revimid drug study as well as better than expected sales for its Pomalyst and Abraxane drugs. An overweight and stock selection within the consumer discretionary sector also contributed to performance. Shares of GNC Holdings, Inc., a global specialty retailer of vitamins, supplements, and health and wellness products, appreciated as management reported positive traction with the rollout of its member-pricing Gold Card.

Stock selection within the information technology and industrials sectors detracted from relative performance. Within the information technology sector, shares of Broadcom Corp., a provider of semiconductor chips used in mobility and broadband communication devices and infrastructure, fell after the firm released lower than expected revenue guidance in July amid slowing growth in the smartphone market. In addition, shares of ecommerce company, eBay Inc., underperformed within the sector as the company faced some challenges with weakening demand in Europe. Within the industrials sector, shares of USG Corp., a manufacturer and distributor of gypsum wallboard and ceiling tiles for residential and commercial markets, fell as the company reported weaker than expected commercial demand as well as elevated costs.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013.

These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class VC	35.90%	14.84%	6.00%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,167.20	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	14.88%
Consumer Staples	4.93%
Energy	14.77%
Financials	21.54%
Health Care	21.34%
Industrials	6.87%
Information Technology	7.18%
Materials	3.62%
Telecommunication Services	1.45%
Utilities	3.42%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
6

Schedule of Investments

December 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 100.82%

Aerospace & Defense 2.24%
General Dynamics Corp.	113,992	$10,892
United Technologies Corp.	103,097	11,732
Total		22,624

Auto Components 0.30%
BorgWarner, Inc.	54,682	3,057

Beverages 0.52%
Coca-Cola Co. (The)	126,649	5,232

Biotechnology 6.66%
Aegerion Pharmaceuticals, Inc.*	133,599	9,480
Celgene Corp.*	82,887	14,005
Gilead Sciences, Inc.*	372,500	27,993
Puma Biotechnology, Inc.*	113,110	11,710
Sarepta Therapeutics, Inc.*	203,415	4,144
Total		67,332

Building Products 0.93%
USG Corp.*	333,000	9,451

Capital Markets 1.68%
Artisan Partners Asset
Management, Inc. Class A	58,012	3,782
Invesco Ltd.	362,700	13,202
Total		16,984

Chemicals 1.92%
PPG Industries, Inc.	102,600	19,459

Commercial Banks 4.09%
East West Bancorp, Inc.	242,200	8,470
First Republic Bank	290,858	15,226
SunTrust Banks, Inc.	196,068	7,217
U.S. Bancorp	258,600	10,448
Total		41,361

Computers & Peripherals 1.02%
NCR Corp.*	304,061	10,356

Investments	Shares	Fair Value (000)
Construction & Engineering 0.96%
Jacobs Engineering Group, Inc.*	154,900	$9,757

Consumer Finance 2.10%
Capital One Financial Corp.	276,852	21,210

Diversified Financial Services 7.16%
Citigroup, Inc.	632,111	32,940
IntercontinentalExchange Group, Inc.	19,100	4,296
JPMorgan Chase & Co.	602,142	35,213
Total		72,449

Diversified Telecommunication Services 1.46%
Verizon Communications, Inc.	301,369	14,809

Electric: Utilities 1.37%
NextEra Energy, Inc.	161,900	13,862

Energy Equipment & Services 0.71%
Dril-Quip, Inc.*	65,400	7,189

Food Products 2.92%
Kraft Foods Group, Inc.	193,521	10,434
Mondelez International, Inc.
Class A	542,427	19,148
Total		29,582

Health Care Equipment & Supplies 2.15%
Covidien plc (Ireland)(a)	149,200	10,160
St. Jude Medical, Inc.	187,069	11,589
Total		21,749

Health Care Providers & Services 7.93%
CIGNA Corp.	159,010	13,910
Community Health Systems, Inc.*	237,300	9,319
DaVita HealthCare Partners, Inc.*	175,435	11,117
Envision Healthcare Holdings, Inc.*	204,996	7,282

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	Fair Value (000)
Health Care Providers & Services (continued)
Express Scripts Holding Co.*	358,761	$25,199
Humana, Inc.	129,681	13,386
Total		80,213

Hotels, Restaurants & Leisure 0.81%
Hilton Worldwide Holdings,Inc.*	367,750	8,182

Household Products 1.53%
Kimberly-Clark Corp.	147,854	15,445

Information Technology Services 4.12%
Alliance Data Systems Corp.*	39,609	10,415
Cognizant Technology Solutions Corp. Class A*	168,700	17,035
Vantiv, Inc. Class A*	436,300	14,228
Total		41,678

Insurance 6.70%
ACE Ltd. (Switzerland)(a)	128,275	13,281
Allstate Corp. (The)	271,272	14,795
Hartford Financial Services Group, Inc.	472,585	17,122
Lincoln National Corp.	182,900	9,441
Prudential Financial, Inc.	142,162	13,110
Total		67,749

Internet Software & Services 1.21%
eBay, Inc.*	223,160	12,249

Life Sciences Tools & Services 2.63%

Quintiles Transnational Holdings, Inc.*	175,606	8,138
Thermo Fisher Scientific,Inc.	165,407	18,418
Total		26,556

Machinery 1.34%
Pentair Ltd. Registered Shares (Switzerland)(a)	174,761	13,574

Investments	Shares	Fair Value (000)
Media 5.92%
CBS Corp. Class B	181,200	$11,550
Comcast Corp. Class A	473,076	24,583
Starz Class A*	395,700	11,570
Time Warner, Inc.	175,038	12,204
Total		59,907

Metals & Mining 1.73%
Reliance Steel & Aluminum Co.	230,600	17,489

Multi-Utilities 2.08%
PG&E Corp.	164,100	6,610
Sempra Energy	160,900	14,442
Total		21,052

Oil, Gas & Consumable Fuels 14.18%
Apache Corp.	125,500	10,786
Cimarex Energy Co.	127,927	13,421
EQT Corp.	146,524	13,155
Exxon Mobil Corp.	171,803	17,386
Marathon Petroleum Corp.	176,183	16,161
Occidental Petroleum Corp.	112,856	10,733
Pioneer Natural Resources Co.	73,500	13,529
Range Resources Corp.	175,427	14,790
Southwestern Energy Co.*	342,037	13,452
Valero Energy Corp.	397,740	20,046
Total		143,459

Pharmaceuticals 2.16%
Actavis plc*	130,135	21,863

Professional Services 1.06%
Towers Watson & Co. Class A	84,147	10,738

Road & Rail 0.38%
Con-way, Inc.	97,900	3,888

Software 0.88%
Electronic Arts, Inc.*	388,500	8,912

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2013

Investments	Shares	Fair Value (000)
Specialty Retail 6.60%
Bed Bath & Beyond, Inc.*	122,963	$9,874
CST Brands, Inc.	321,663	11,811
Foot Locker, Inc.	311,029	12,889
GNC Holdings, Inc. Class A	182,113	10,645
PetSmart, Inc.	140,800	10,243
TJX Cos., Inc.	177,800	11,331
Total		66,793

Investments	Shares	Fair Value (000)
Textiles, Apparel & Luxury Goods 1.37%
PVH Corp.	102,100	$13,888
Total Investments in Common Stocks 100.82% (cost $837,947,622)		1,020,098
Liabilities in Excess of Other Assets (0.82)%		(8,312)
Net Assets 100.00%		$1,011,786

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,020,098	$—	$—	$1,020,098
Total	$1,020,098	$—	$—	$1,020,098

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $837,947,622)	$1,020,097,752
Receivables:
Investment securities sold	5,191,286
Dividends	1,007,045
Capital shares sold	41,337
Prepaid expenses	6,438
Total assets	1,026,343,858
LIABILITIES:
Payables:
Capital shares reacquired	9,219,177
Investment securities purchased	2,705,944
To bank	1,223,280
Management fee	424,444
Directors’ fees	197,480
Fund administration	33,973
Accrued expenses	753,725
Total liabilities	14,558,023
NET ASSETS	$1,011,785,835
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,004,479,632
Distributions in excess of net investment income	(118,163)
Accumulated net realized loss on investments	(174,725,764)
Net unrealized appreciation on investments	182,150,130
Net Assets	$1,011,785,835
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	30,440,496
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$33.24

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $13,114)	$14,678,712
Interest	150
Total investment income	14,678,862
Expenses:
Management fee	5,025,103
Non 12b-1 service fees	3,420,754
Fund administration	402,442
Reports to shareholders	142,760
Shareholder servicing	92,875
Professional	62,051
Custody	49,259
Directors’ fees	41,187
Other	21,907
Gross expenses	9,258,338
Expense reductions (See Note 7)	(1,073)
Net expenses	9,257,265
Net investment income	5,421,597
Net realized and unrealized gain:
Net realized gain on investments	213,529,663
Net change in unrealized appreciation/depreciation on investments	88,448,229
Net realized and unrealized gain	301,977,892
Net Increase in Net Assets Resulting From Operations	$307,399,489

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$5,421,597	$9,370,171
Net realized gain on investments	213,529,663	45,800,355
Net change in unrealized appreciation/depreciation on investments	88,448,229	59,791,387
Net increase in net assets resulting from operations	307,399,489	114,961,913
Distributions to shareholders from:
Net investment income	(5,348,916)	(9,370,990)
Capital share transactions (See Note 11):
Proceeds from sales of shares	20,184,889	27,530,175
Reinvestment of distributions	5,348,916	9,370,990
Cost of shares reacquired	(280,501,902)	(171,383,310)
Net decrease in net assets resulting from capital share transactions	(254,968,097)	(134,482,145)
Net increase (decrease) in net assets	47,082,476	(28,891,222)
NET ASSETS:
Beginning of year	$964,703,359	$993,594,581
End of year	$1,011,785,835	$964,703,359
Distributions in excess of net investment income	$(118,163)	$(183,874)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.59	$22.15	$23.77	$20.35	$17.27
Investment operations:
Net investment income(a)	.16	.22	.16	.12	.17
Net realized and unrealized gain (loss)	8.66	2.46	(1.61)	3.42	3.10
Total from investment Operations	8.82	2.68	(1.45)	3.54	3.27
Distributions to shareholders from:
Net investment income	(.17)	(.24)	(.17)	(.12)	(.19)
Net asset value, end of year	$33.24	$24.59	$22.15	$23.77	$20.35
Total Return(b)	35.90%	12.09%	(6.08)%	17.41%	18.90%
Ratios to Average Net Assets:
Expenses, including expense reductions	.92%	.91%	.92%	.92%	.93%
Expenses, excluding expense reductions	.92%	.91%	.92%	.92%	.93%
Net investment income	.54%	.94%	.70%	.54%	.95%

Supplemental Data:
Net assets, end of year (000)	$1,011,786	$964,703	$993,595	$1,173,885	$1,106,957
Portfolio turnover rate	87.90%	72.59%	70.69%	55.80%	71.71	%(c)
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2013, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the

Notes to Financial Statements (continued)

insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$5,348,916	$9,370,990
Total distributions paid	$5,348,916	$9,370,990

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income—net	$79,317
Total undistributed earnings	$79,317
Capital loss carryforwards*	(173,865,763)
Temporary differences	(197,480)
Unrealized gains – net	181,290,129
Total accumulated gains – net	$7,306,203

*	As of December 31, 2013, the Fund had a capital loss carryforward of $173,865,763 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

17

Notes to Financial Statements (continued)

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$838,807,623
Gross unrealized gain	188,620,351
Gross unrealized loss	(7,330,222)
Net unrealized security gain	$181,290,129

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$(6,970)	$6,970

The permanent differences are primarily attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$879,361,779	$1,122,278,005

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

6.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility

18

Notes to Financial Statements (continued)

(“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Shares sold	691,795	1,159,583
Reinvestment of distributions	163,984	375,591
Shares reacquired	(9,639,007)	(7,162,408)
Decrease	(8,783,228)	(5,627,234)

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

20

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median of the performance peer group for the other periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

26

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

27

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information
For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—International

Core Equity Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Core Equity Portfolio Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Core Equity Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 23.16%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,1 which returned 23.29% over the same period.

Confidence returned to the developed world’s equity markets over the 12-month period, as Europe and Japan both delivered strong returns during 2013; European markets had their strongest returns since 2009 and Japan’s broad equity index, the Nikkei 225, experienced its largest return since 1972, roughly 59% (30% in U.S.

1

dollar terms). According to the MSCI ACWI (All Country World Index) ex-U.S. Index2, 11 of the 22 developed countries that make up the index ended the year returning greater than 25%. Among them were Japan at roughly 27% and the European countries of Finland, Ireland, Germany, Spain, and the Netherlands all returning over 30%. Of the remaining 11 countries, 8 had double digit returns. Meanwhile, emerging markets continued to struggle in both absolute and relative terms due in part to weaker capital flows as a result of the change in the U.S. Federal Reserve’s easing policy. Twelve of the 21 countries in the MSCI Emerging Markets Index3 ended 2013 with negative returns, notably the South American countries of Peru, Chile, Colombia, and Brazil. Of the remaining 9 countries, 8 had returns of less than 10%.

Overall, stock selection was a major reason for the Fund’s relative modest underperformance, particularly in the energy sector. A detractor from the energy sector was Japan-based oil and gas exploration company Inpex Corp. In the first quarter of 2013, it was discovered that the approximate enterprise value of Inpex’s Ichthys liquid natural gas project was roughly 20% lower than forecasted. Also, the notion that Japan’s new government could merge Inpex with its smaller national competitor Japex has moved investors away from Inpex and toward Japex, which could possibly see greater benefit from a merger. Another detractor from the energy sector was Yanzhou Coal Mining Co. Ltd., a China-based coal production company. After a successful fourth quarter of 2012, Yanzhou experienced some headwinds through most of 2013 including its expansion into lower margin mines in China and Australia where they faced relatively high production costs. Also negatively impacting share price was Yanzhou’s over-exposure to spot-price contracts, since spot prices experienced a sizeable correction. Also detracting from the Fund’s relative performance was an underweight in the telecommunication services sector which performed well for the year.

Contributing to the Fund’s relative performance was stock selection in the health care and industrials sectors. A contributor from the health care sector was Norway-based biotechnology company, Algeta ASA. Shares of Algeta rose on positive news surrounding its cancer-fighting drug, Xofigo. In the 4th quarter, pharmaceutical giant Bayer AG announced its intention to acquire Algeta at a 27% premium. The deal was driven by an already existing relationship between the two health care companies based on the drug. Another contributor from the health care sector was Germany-based biotechnology company Morphosys AG. Shares continued to climb as the company entered into a partnership with Celgene in which Celgene agreed to market and sell the cancer fighting MOR202 antibody that was developed by Morphosys. In return, Morphosys received an upfront fee as well

2

as additional cash based on defined sales milestones and Celgene advanced its plan to invest another EUR46m by way of a capital increase. A significant contributor from the industrials sector was the Spain-based airline group, International Consolidated Airlines Group S.A. (ICAG). The owner and operator of Iberia and British Airways, ICAG started the year with a restructuring of Iberia Air, which paid off as operating losses for the 2nd quarter were reduced roughly two-thirds year-over-year. In addition, ICAG increased the number of key cities where British Airways is to fly its new fleet of Boeing 787 Dreamliners and its Airbus A380’s which helped buoy its stock price.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The MSCI EAFE Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

2 The MSCI ACWI (All Country World Index) ex-U.S. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI ACWI Ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

3 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of

3

future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the MSCI EAFE Index with Gross Dividends and the MSCI EAFE Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Period Ended December 31, 2013
	1 Year	Life of Class
Class VC2	23.16%	7.91%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,183.70	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.43

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	13.88%
Consumer Staples	5.97%
Energy	7.04%
Financials	24.89%
Health Care	8.20%
Industrials	16.32%
Information Technology	7.33%
Materials	8.37%
Telecommunication Services	3.58%
Utilities	1.23%
Repurchase Agreement	3.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 96.09%

COMMON STOCKS 94.77%

Austria 1.68%

Diversified Telecommunication Services 0.74%
Telekom Austria AG	30,998	$235

Machinery 0.94%
Andritz AG	4,814	302
Total Austria		537

Canada 0.82%

Metals & Mining
Teck Resources Ltd. Class B	10,100	263

China 3.16%

Insurance 1.09%
Ping An Insurance Group Co. of China Ltd.	39,000	349

Oil, Gas & Consumable Fuels 1.17%
Kunlun Energy Co. Ltd.	212,000	374

Real Estate Management & Development 0.90%
China Overseas Land & Investment Ltd.	102,000	287
Total China		1,010

Denmark 0.84%

Pharmaceuticals
H Lundbeck A/S	10,649	269

France 8.73%

Aerospace & Defense 1.56%
Safran SA	7,204	501

Diversified Telecommunication Services 1.71%
Vivendi SA	20,720	546

Electrical Equipment 1.43%
Schneider Electric SA	5,229	456

Investments	Shares	U.S. $ Fair Value (000)
Insurance 1.67%
AXA SA	19,161	$533

Pharmaceuticals 1.23%
Sanofi	3,697	392

Textiles, Apparel & Luxury Goods 1.13%
Kering	1,705	360
Total France		2,788

Germany 7.41%

Automobiles 1.22%
Daimler AG Registered Shares	4,486	389

Capital Markets 0.92%
Deutsche Bank AG Registered Shares	6,117	294

Commercial Banks 0.59%
Commerzbank AG*	11,758	190

Diversified Financial Services 0.98%
Deutsche Boerse AG	3,760	312

Health Care Providers & Services 0.96%
Fresenius SE & Co. KGaA	1,999	307

Industrial Conglomerates 1.75%
Siemens AG Registered Shares	4,069	558

Life Sciences Tools & Services 0.99%
Morphosys AG*	4,088	315
Total Germany		2,365

Hong Kong 3.22%

Airlines 1.46%
Cathay Pacific Airways Ltd.	221,000	468

Hotels, Restaurants & Leisure 1.76%
SJM Holdings Ltd.	167,380	561
Total Hong Kong		1,029

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Indonesia 0.43%

Commercial Banks
PT Bank Negara Indonesia (Persero) Tbk	424,500	$138

Ireland 1.22%

Pharmaceuticals
Shire plc	8,273	391

Italy 2.10%

Oil, Gas & Consumable Fuels
Eni SpA ADR	13,800	669

Japan 18.70%

Automobiles 3.06%
Nissan Motor Co., Ltd.	27,200	228
Toyota Motor Corp.	12,300	750
		978
Chemicals 1.22%
Asahi Kasei Corp.	49,715	390

Commercial Banks 1.50%
Bank of Yokohama Ltd. (The)	85,855	479

Diversified Financial Services 1.37%
ORIX Corp.	24,800	436

Electronic Equipment, Instruments & Components 3.73%
Hitachi Ltd.	74,500	565
Murata Manufacturing Co., Ltd.	3,500	311
Omron Corp.	7,100	314
		1,190

Household Durables 0.96%
Iida Group Holdings Co., Ltd.*	15,400	307

Machinery 1.05%
NSK Ltd.	27,000	336

Investments	Shares	U.S. $ Fair Value (000)
Real Estate Management & Development 1.22%
Daiwa House Industry Co., Ltd.	20,000	$388

Road & Rail 0.77%
East Japan Railway Co.	3,100	247

Tobacco 0.87%
Japan Tobacco, Inc.	8,500	277

Trading Companies & Distributors 2.95%
Mitsubishi Corp.	24,400	468
Sumitomo Corp.	37,700	474
		942
Total Japan		5,970

Luxembourg 1.26%

Metals & Mining
ArcelorMittal Registered Shares	22,500	401

Mexico 0.86%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV*	138,220	273

Netherlands 4.47%

Beverages 1.23%
Heineken Holding NV	6,201	392

Diversified Financial Services 1.51%
ING Groep NV CVA*	34,725	483

Insurance 1.73%
Aegon NV	58,385	551
Total Netherlands		1,426

Norway 6.24%

Biotechnology 1.20%
Algeta ASA*	6,482	383

Commercial Banks 1.76%
DnB NOR ASA	31,319	562

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Norway (continued)

Diversified Telecommunication Services 1.11%
Telenor ASA	14,797	$354

Energy Equipment & Services 0.93%
Ocean Rig UDW, Inc.*	15,400	296

Insurance 1.24%
Storebrand ASA*	63,122	396
Total Norway		1,991

Portugal 1.59%

Oil, Gas & Consumable Fuels
Galp Energia SGPS SA	30,885	506

South Korea 3.91%

Chemicals 1.46%
LG Chem Ltd.*	1,643	467

Semiconductors & Semiconductor Equipment 2.45%
Samsung Electronics Co., Ltd.	282	367
SK Hynix, Inc.*	11,850	415
		782
Total South Korea		1,249

Spain 1.74%

Construction & Engineering 1.08%
Obrascon Huarte Lain SA	8,499	344

Media 0.66%
Mediaset Espana Comunicacion SA*	18,253	211
Total Spain		555

Sweden 1.49%

Household Durables 0.74%
Electrolux AB Series B	9,041	236

Machinery 0.75%
Alfa Laval AB	9,337	240
Total Sweden		476

Investments	Shares	U.S. $ Fair Value (000)
Switzerland 3.62%

Chemicals 1.05%
Syngenta AG Registered Shares	844	$336

Insurance 0.88%
Swiss Re Ltd.*	3,032	280

Pharmaceuticals 1.69%
Roche Holding AG	1,931	541
Total Switzerland		1,157

Taiwan 1.10%

Semiconductors & Semiconductor Equipment
Siliconware Precision
Industries Co. ADR	58,500	350

Thailand 0.65%

Commercial Banks
Bangkok Bank Public Co., Ltd.	38,270	208

United Kingdom 19.53%

Airlines 1.57%
International Consolidated
Airlines Group SA*	75,243	500

Commercial Banks 3.94%
Barclays plc	121,394	547
HSBC Holdings plc ADR	9,521	525
Lloyds Banking Group plc*	143,275	187
		1,259
Electric: Utilities 1.22%
SSE plc	17,194	390

Food & Staples Retailing 0.88%
Tesco plc	50,628	280

Food Products 1.97%
Tate & Lyle plc	32,803	439
Unilever plc	4,588	189
		628

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Household Durables 1.38%
Berkeley Group Holdings plc	10,042	$442

Insurance 1.47%
Prudential plc	21,202	470

Media 1.55%
WPP plc	21,575	493

Metals & Mining 2.49%
Rio Tinto plc ADR	14,100	796

Oil, Gas & Consumable Fuels 1.21%
Genel Energy plc*	21,746	387

Tobacco 0.98%
Imperial Tobacco Group plc	8,074	313

Trading Companies & Distributors 0.87%
Ashtead Group plc	21,933	276
Total United Kingdom		6,234
Total Common Stocks (cost $26,418,720)		30,255

PREFERRED STOCK 1.32%

Germany

Volkswagen AG (cost $391,260)	1,501	422
Total Long-Term Investments (cost $26,809,980)		$30,677

Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 3.17%

Repurchase Agreement
Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $1,035,000 of U.S. Treasury Bill at 0.00% due 6/19/2014; value: $1,034,483; proceeds: $1,011,052 (cost $1,011,052)	$1,011	$1,011
Total Investments in Securities 99.26% (cost $27,821,032)		31,688
Cash, Foreign Cash and Other Assets in Excess of Liabilities 0.74%		235
Net Assets 100.00%		$31,923

ADR	American Depositary Receipt.
*	Non-income producing security.

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Austria	$537	$—	$—	$537
Canada	263	—	—	263
China	1,010	—	—	1,010
Denmark	269	—	—	269
France	2,788	—	—	2,788
Germany	—	2,365	—	2,365
Hong Kong	1,029	—	—	1,029
Indonesia	—	138	—	138
Ireland	391	—	—	391
Italy(4)	—	669	—	669
Japan	307	5,663	—	5,970
Luxembourg	401	—	—	401
Mexico	273	—	—	273
Netherlands	1,426	—	—	1,426
Norway	679	1,312	—	1,991
Portugal	506	—	—	506
South Korea	—	1,249	—	1,249
Spain	555	—	—	555
Sweden	—	476	—	476
Switzerland	1,157	—	—	1,157
Taiwan	350	—	—	350
Thailand	—	208	—	208
United Kingdom	6,234	—	—	6,234
Preferred Stocks
Germany	—	422	—	422
Repurchase Agreement	—	1,011	—	1,011
Total	$18,175	$13,513	$—	$31,688

(1)	Refer to note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issues and/or geography.
(3)	As of December 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for the majority of foreign securities. As of December 31, 2012, the Fund utilized adjusted valuations for the majority of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for substantially all foreign securities. Accordingly, the majority of foreign securities held at December 31, 2013 were transferred from Level 2 to Level 1 during the fiscal year ended December 31, 2013. For the fiscal year ended December 31, 2013, total transfers from Level 2 to Level 1 were $2,775,961.
(4)	As of December 31, 2013, Eni SpA ADR was valued based on adjusted valuations (as described in Note 2(a)) to more accurately reflect their fair value as of the close regular trading on the NYSE. Accordingly, $98,280 was transferred from Level 1 to Level 2 during the fiscal year.

12	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $27,821,032)	$31,688,023
Cash	970,452
Foreign cash, at value (cost $728)	717
Receivables:
Capital shares sold	38,067
Dividends	29,583
From advisor (See Note 3)	19,752
Investment securities sold	13,351
Prepaid expenses	97
Total assets	32,760,042
LIABILITIES:
Payables:
Investment securities purchased	742,803
Management fee	18,895
Fund administration	1,008
Directors’ fees	697
Capital shares reacquired	185
Accrued expenses and other liabilities	73,601
Total liabilities	837,189
NET ASSETS	$31,922,853
COMPOSITION OF NET ASSETS:
Paid-in capital	$27,945,572
Distributions in excess of net investment income	(150,796)
Accumulated net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions	261,523
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,866,554
Net Assets	$31,922,853
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	1,737,254
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.38

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $38,116)	$414,883
Interest	20
Total investment income	414,903
Expenses:
Management fee	142,560
Custody	82,228
Non 12b-1 service fees	66,528
Professional	46,739
Reports to shareholders	17,068
Fund administration	7,603
Shareholder servicing	3,672
Directors’ fees	750
Other	17,546
Gross expenses	384,694
Expense reductions (See Note 8)	(20)
Management fee waived and expenses reimbursed (See Note 3)	(219,304)
Net expenses	165,370
Net investment income	249,533
Net realized and unrealized gain:
Net realized gain on investments (net of foreign capital gains tax of $892) and foreign currency related transactions	955,667
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,996,031
Net realized and unrealized gain	3,951,698
Net Increase in Net Assets Resulting From Operations	$4,201,231

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$249,533	$125,164
Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions	955,667	(192,680)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,996,031	1,046,087
Net increase in net assets resulting from operations	4,201,231	978,571
Distributions to shareholders from:
Net investment income	(390,276)	(134,052)
Net realized gain	(382,926)	—
Total distributions to shareholders	(773,202)	(134,052)
Capital share transactions (See Note 12):
Proceeds from sales of shares	17,868,526	6,049,470
Reinvestment of distributions	773,202	134,052
Cost of shares reacquired	(91,630)	(459,265)
Net increase in net assets resulting from capital share transactions	18,550,098	5,724,257
Net increase in net assets	21,978,127	6,568,776
NET ASSETS:
Beginning of year	$9,944,726	$3,375,950
End of year	$31,922,853	$9,944,726
Distributions in excess of net investment income	$(150,796)	$(11,458)

See Notes to Financial Statements.	15

Financial Highlights

				4/16/2010(a)
	Year Ended 12/31			to
	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.31	$13.48	$15.72	$15.00
Investment operations:
Net investment income(b)				.01
Net realized and unrealized loss					(.37)
Total from investment operations					(.36)
Net asset value on SEC Effective Date, 5/1/2010				$14.64
Investment operations:
Net investment income(b)	.22	.29	.24	.10
Net realized and unrealized gain (loss)	3.32	1.75	(2.36)	1.04
Total from investment operations	3.54	2.04	(2.12)	1.14
Distributions to shareholders from:
Net investment income	(.24)	(.21)	(.12)		(.06)
Net realized gain	(.23)	—	—	—
Total distributions	(.47)	(.21)	(.12)		(.06)
Net asset value, end of period	$18.38	$15.31	$13.48	$15.72
Total Return(c)				5.20	%(d)(e)
Total Return(c)	23.16%	15.13%	(13.47)%	7.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87%	.87	%(g)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87%	.87	%(g)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.02%	3.81%	10.75%	63.34	%(g)
Net investment income	1.31%	2.03%	1.65%	1.02	%(g)

Supplemental Data:
Net assets, end of period (000)	$31,923	$9,945	$3,376	$585
Portfolio turnover rate	56.36%	78.47%	61.91%		50.25%
(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

16	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers International Core Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal year ended December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in

18

Notes to Financial Statements (continued)

Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee, and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .87%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

20

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$454,619	$134,052
Net long-term capital gains	318,583	—
Total distributions paid	$773,202	$134,052

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$150,487
Undistributed long-term capital gains	149,033
Total undistributed earnings	$299,520
Temporary differences	(697)
Unrealized gains – net	3,678,458
Total accumulated gains – net	$3,977,281

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$28,007,622
Gross unrealized gain	3,999,048
Gross unrealized loss	(318,647)
Net unrealized security gain	$3,680,401

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$1,405	$(1,405)

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain distributions, certain expenses, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$27,311,469	$10,316,056

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

21

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011– 11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Net Amounts
		Gross Amounts	of Assets
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets and
Description	Assets	and Liabilities	Liabilities
Repurchase Agreement	$1,011,052	$—	$1,011,052
Total	$1,011,052	$—	$1,011,052

Net Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement	Financial
	of Assets and	Instrument	Cash Collateral
Counterparty	Liabilities	Collateral(a)	Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,011,052	$(1,011,052)	$—	$—
Total	$1,011,052	$(1,011,052)	$—	$—

(a)	Collateral received is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

22

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

23

Notes to Financial Statements (concluded)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Shares sold	1,050,021	420,989
Reinvestment of distributions	43,292	8,727
Shares reacquired	(5,538)	(30,655)
Increase	1,087,775	399,061

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Core Equity Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2014

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

26

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

28

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

29

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

30

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median of the performance peer group for the three-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

31

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

32

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $452,999 and foreign taxes of $39,008.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $70,667 and $318,583, respectively, represent short-term capital gains and long-term capital gains.

34

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. International Core Equity Portfolio	SFICE-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—International

Opportunities Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Opportunities Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 31.70%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap Index,1 which returned 26.06% over the same period.

Confidence returned to the developed world’s equity markets over the 12-month period, as Europe and Japan both delivered strong returns during 2013; Europe experienced its strongest returns since 2009 and Japan’s broad equity index, the Nikkei 225, experienced its largest return

1

since 1972, roughly 59% (30% in U.S. dollar terms). Among the 22 developed market countries that comprise the MSCI ACWI (All Country World Index) ex-U.S. Index2, 14 had small cap segments3 that returned over 25%. They included Japan, where small cap stocks returned roughly 27%, and in Europe, Portugal, Denmark, Italy, Ireland, Spain, and France, where small caps returned greater than 50%. Of the remaining 8 countries, 5 had double digit returns. Meanwhile, small cap stocks in emerging markets continued to struggle in both absolute and relative terms due in part to weaker capital flows as a result of change in U.S. Federal Reserve policy. Small caps in 13 of the 21 countries in the MSCI Emerging Markets Index4 ended 2013 with negative returns, notably the South American countries of Mexico, Peru, Chile, Colombia, and Brazil.

Overall, strong stock selection from the consumer discretionary sector and a combination of a sector underweight as well as strong stock selection in the materials sector were catalysts for the Fund’s relative outperformance. From the consumer discretionary sector, Safilo Group SpA, an Italian eyewear designer and manufacturer, experienced marked growth in 2013 as the company won contracts with Banana Republic and the world’s largest corrective eye lens manufacturer, Essilor, during the first half of the year. The company’s third quarter organic growth exceeded expectations which helped propel shares 11% in mid-November. Another Italian company, online luxury fashion retailer YOOX SpA, contributed to the Fund’s performance. Sales in YOOX’s home country grew nearly 20% in the second quarter despite a lingering recession, thanks in part to consumers using smart phones to make purchases. The latter half of the year proved strong for YOOX as third quarter results were solid due in part to key releases of luxury brand sites. Additionally, YOOX was added to the FTSE MIB Index of Borsa Italiana, the Italian Stock Exchange in December. Aside from benefiting from being underweight the materials sector, the Fund’s performance was positively impacted by the Canadian wood products company West Fraser Timber Co. Ltd. In addition to benefiting from the rebound in lumber prices the company’s stock reacted favorably to the announcement of a share repurchase program in mid-September. West Fraser’s earnings for the third quarter beat estimates, which helped bolster shares into year-end.

Detracting from relative Fund performance was stock selection in the financials and consumer staples sectors. Within the financials sector, a notable detractor for the 12-month period was Rizal Commercial Banking Corp., a Philippines-based bank. Moody’s announced a downgrade of Rizal’s subordinated debt rating, based on the notion that the Philippine government may no longer be as willing to supply support to banks involved in this class of

2

debt. Though this downgrade, according to Moody’s, was not a reflection of Rizal’s fundamental credit quality, shares of the bank apparently were pulled down in part due to an overall negative market sentiment toward the Philippine banking industry since the government adopted a “burden sharing” policy for ailing creditors. From Indonesia, the financial institution Bank Tabungan Negara Persero also detracted from the Fund’s relative performance. Both first and second quarter earnings missed analysts estimates in 2013 and Bank Tabungan was unable to overcome macro concerns impacting Indonesian banks, notably depreciating currency fears. As a result, loan growth estimates were cut and costs adjusted upward in the third quarter. Viscofan S.A., a Spain-based manufacturer of artificial casings for meat products, was a detractor from the consumer staples sector. Viscofan was able to recover from missed first quarter earnings with an increase in profits for the first half of the year. However, after another miss in the third quarter, analyst estimates for the year were reduced and shares of Viscofan suffered.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P Developed Ex-U.S. SmallCap Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12-months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below USD 75 million, or if the value traded is less than USD 35 million at the time of reconstitution.

2 The MSCI ACWI (All Country World Index) ex-U.S. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI ACWI Ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

3 The MSCI Small Cap indexes target 40% of the eligible small cap universe within each industry group, within each country. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200 million to $1.5 billion.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of

3

future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class VC	31.70%	19.09%	9.14%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,203.40	$6.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Consumer Discretionary	19.96%
Consumer Staples	5.61%
Energy	6.14%
Financials	21.22%
Health Care	5.66%
Industrials	20.63%
Information Technology	13.56%
Materials	4.69%
Telecommunication Services	0.70%
Utilities	1.83%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 99.24%

Australia 0.42%

Multi-Utilities
DUET Group	134,758	$241

Austria 0.51%

Semiconductors & Semiconductor Equipment ams AG	2,410	292

Belgium 0.30%

Electric: Utilities
Elia System Operator SA	3,685	171

Canada 2.32%

Metals & Mining 0.95%
HudBay Minerals, Inc.	66,002	543

Oil, Gas & Consumable Fuels 0.53%
TORC Oil & Gas Ltd.	30,513	303

Paper & Forest Products 0.84%
West Fraser Timber Co., Ltd.	4,897	478
Total Canada		1,324

Finland 0.95%

Leisure Equipment & Products
Amer Sports OYJ A Shares	26,186	544

France 1.45%

Auto Components 0.98%
Plastic Omnium SA	20,079	561

Internet Software & Services 0.47%
Criteo SA ADR*	7,755	265
Total France		826

Germany 9.06%

Chemicals 1.33%
Symrise GmbH & Co. AG	16,471	760

Investments	Shares	U.S. $ Fair Value (000)
Computers & Peripherals 1.63%
Wincor Nixdorf AG	13,369	$928

Life Sciences Tools & Services 2.25%
Gerresheimer AG	11,656	817
Morphosys AG*	6,062	467
		1,284

Machinery 2.20%
Deutz AG*	42,248	378
DMG MORI SEIKI AG	20,417	651
Norma Group SE	4,545	226
		1,255

Real Estate Management & Development 1.65%
GAGFAH SA*	38,892	574
Patrizia Immobilien AG*	34,959	369
		943
Total Germany		5,170

Hong Kong 7.07%

Auto Components 1.51%
Minth Group Ltd.	134,000	278
Nexteer Automotive Group Ltd.*	1,019,000	582
		860

Communications Equipment 0.96%
VTech Holdings Ltd.	42,000	545

Energy Equipment & Services 0.56%
Hilong Holding Ltd.	371,000	318

Hotels, Restaurants & Leisure 1.62%
REXLot Holdings Ltd.	6,850,000	928

Household Durables 0.77%
Techtronic Industries Co.	154,000	437

Machinery 0.51%
Sinotruk Hong Kong Ltd.	522,500	293

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Hong Kong (continued)

Multi-Line Retail 0.46%
Maoye International Holdings Ltd.	1,468,000	$263

Specialty Retail 0.68%
Esprit Holdings Ltd.*	202,600	390
Total Hong Kong		4,034

India 1.11%

Consumer Finance
SKS Microfinance Ltd.*	207,692	637

Indonesia 0.70%

Commercial Banks 0.23%
Bank Tabungan Negara Persero Tbk PT	1,853,500	133

Consumer Finance 0.47%
PT Clipan Finance Indonesia Tbk	8,129,400	266
Total Indonesia		399

Ireland 1.24%

Health Care Providers & Services
UDG Healthcare plc	131,609	706

Italy 2.81%

Communications Equipment 0.51%
Telit Communications PLC*	98,914	290

Internet & Catalog Retail 1.03%
Yoox SpA*	13,139	589

Textiles, Apparel & Luxury Goods 1.27%
Brunello Cucinelli SpA	20,342	723
Total Italy		1,602

Japan 19.08%

Auto Components 1.20%
Keihin Corp.	44,100	685

Investments	Shares	U.S. $ Fair Value (000)
Building Products 0.91%
Aica Kogyo Co., Ltd.	26,300	$520

Construction & Engineering 1.08%
SHO-BOND Holdings Co., Ltd.	13,400	615

Diversified Financial Services 1.28%
Century Tokyo Leasing Corp.	22,200	733

Food & Staples Retailing 1.21%
Sundrug Co., Ltd.	15,400	688

Food Products 0.26%
Toyo Suisan Kaisha Ltd.	5,000	150

Health Care Equipment & Supplies 0.88%
Hogy Medical Co., Ltd.	9,600	505

Hotels, Restaurants & Leisure 1.03%
St. Marc Holdings Co., Ltd.	12,300	588

Household Durables 1.36%
Haseko Corp.*	48,500	370
Iida Group Holdings Co., Ltd.*	20,500	409
		779

Information Technology Services 2.22%
NS Solutions Corp.	24,600	544
Obic Co., Ltd.	9,200	272
SCSK Corp.	17,100	449
		1,265

Machinery 2.11%
Nabtesco Corp.	23,500	542
NSK Ltd.	53,000	661
		1,203

Personal Products 1.42%
Aderans Co., Ltd.	25,618	283
Kobayashi Pharmaceutical Co., Ltd.	9,400	525
		808

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Real Estate Investment Trusts 0.68%
Kenedix Realty Investment Corp.	82	$389

Real Estate Management & Development 0.94%
Takara Leben Co., Ltd.	156,500	534

Software 0.50%
NSD Co., Ltd.	24,000	285

Specialty Retail 1.30%
K’s Holdings Corp.	8,900	257
United Arrows Ltd.	13,000	487
		744

Wireless Telecommunication Services 0.70%
Okinawa Cellular Telephone Co.	15,200	398
Total Japan		10,889

Mexico 1.04%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV*	300,000	593

Netherlands 4.25%

Construction & Engineering 1.35%
Arcadis NV	21,806	769

Machinery 1.71%
Aalberts Industries NV	30,667	978

Professional Services 1.19%
Brunel International NV	11,101	679
Total Netherlands		2,426

New Zealand 1.68%

Airlines
Air New Zealand Ltd.	709,814	957

Investments	Shares	U.S. $ Fair Value (000)
Norway 1.46%

Biotechnology 0.71%
Algeta ASA*	6,891	$408

Oil, Gas & Consumable Fuels 0.75%
DNO International ASA*	106,189	425
Total Norway		833

Philippines 2.37%

Commercial Banks 0.97%
Rizal Commercial Banking Corp.	577,600	555

Real Estate Management & Development 1.40%
Filinvest Land, Inc.	25,011,000	796
Total Philippines		1,351

Spain 3.37%

Diversified Financial Services 0.91%
Bolsas y Mercados Espanoles SA	13,570	517

Food Products 1.96%
Ebro Foods SA	22,787	534
Viscofan SA	10,322	587
		1,121

Media 0.50%
Mediaset Espana Comunicacion SA*	24,615	284
Total Spain		1,922

Sweden 3.93%

Commercial Services & Supplies 3.22%
Intrum Justitia AB	35,323	989
Loomis AB	35,702	847
		1,836

Food & Staples Retailing 0.71%
Axfood AB	8,140	408
Total Sweden		2,244

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Switzerland 4.08%

Capital Markets 1.26%
EFG International AG*	50,300	$719

Communications Equipment 1.42%
Ascom Holding AG*	48,108	810

Household Durables 1.40%
Forbo Holding AG Registered Shares*	937	800
Total Switzerland		2,329

United Kingdom 30.04%

Capital Markets 4.31%
3i Group plc	126,791	808
Ashmore Group plc	121,750	809
Jupiter Fund Management plc	132,049	842
		2,459

Chemicals 1.53%
Essentra plc	61,558	876

Commercial Banks 1.02%
Bank of Georgia Holdings plc	14,660	581

Diversified Financial Services 1.80%
Arrow Global Group plc*	232,706	1,026

Electronic Equipment, Instruments & Components 1.98%
Diploma plc	46,681	522
Electrocomponents plc	132,118	610
		1,132

Health Care Providers & Services 0.53%
Synergy Health PLC	15,103	301

Household Durables 0.38%
Berkeley Group Holdings plc	4,970	218

Investments	Shares	U.S. $ Fair Value (000)
Independent Power Producers & Energy Traders 1.10%
APR Energy plc	39,866	$627

Information Technology Services 0.61%
Innovation Group plc*	603,172	347

Insurance 1.99%
Catlin Group Ltd.	71,119	684
Just Retirement Group PLC*	130,842	455
		1,139

Internet & Catalog Retail 1.00%
N Brown Group plc	64,663	570

Internet Software & Services 1.05%
Blinkx plc*	176,444	600

Oil, Gas & Consumable Fuels 4.26%
Afren plc*	264,592	741
Cairn Energy plc*	93,091	416
Genel Energy plc*	42,807	762
Ophir Energy plc*	94,055	511
		2,430

Professional Services 2.92%
Hays plc	421,459	906
Michael Page International plc	94,390	763
		1,669

Software 1.62%
Playtech plc	75,626	923

Specialty Retail 2.35%
Carphone Warehouse Group plc	90,294	405
Howden Joinery Group plc	163,749	935
		1,340

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Trading Companies & Distributors 1.59%
Ashtead Group plc	49,482	$623
Speedy Hire plc	267,899	284
		907
Total United Kingdom		17,145

Total Investments in Common Stocks 99.24% (cost $45,565,745)		56,635
Foreign Cash and Other Assets in Excess of Liabilities 0.76%		432
Net Assets 100.00%		$57,067

ADR	American Depositary Receipt.
*	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Australia	$241	$—	$—	$241
Austria	292	—	—	292
Belgium	171	—	—	171
Canada	1,324	—	—	1,324
Finland	—	544	—	544
France	826	—	—	826
Germany	—	5,170	—	5,170
Hong Kong	4,034	—	—	4,034
India	637	—	—	637
Indonesia	—	399	—	399
Ireland	706	—	—	706
Italy	290	1,312	—	1,602
Japan	409	10,480	—	10,889
Mexico	593	—	—	593
Netherlands	2,426	—	—	2,426
New Zealand	957	—	—	957
Norway	408	425	—	833
Philippines	—	1,351	—	1,351
Spain	1,922	—	—	1,922
Sweden	408	1,836	—	2,244
Switzerland	2,329	—	—	2,329
United Kingdom	17,145	—	—	17,145
Total	$35,118	$21,517	$—	$56,635

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2013

(1)	Refer to note 2(i) for a description of fair value measurements and the three–tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of December 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for the majority of foreign securities. As of December 31, 2012, the Fund utilized adjusted valuations for the majority of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for substantially all foreign securities. Accordingly, the majority of foreign securities held on December 31, 2013 were transferred from Level 2 to Level 1 during the fiscal year ended December 31, 2013. For the fiscal year ended December 31, 2013, total transfers from Level 2 to Level 1 were $13,584,203.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $45,565,745)	$56,634,904
Foreign cash, at value (cost $844,512)	854,895
Receivables:
Investment securities sold	326,076
Dividends	80,374
From advisor (See Note 3)	14,259
Capital shares sold	6,179
Prepaid expenses	287
Total assets	57,916,974
LIABILITIES:
Payables:
To bank	407,257
Investment securities purchased	283,713
Management fee	35,292
Capital shares reacquired	15,062
Directors’ fees	5,629
Fund administration	1,882
Accrued expenses and other liabilities	101,504
Total liabilities	850,339
NET ASSETS	$57,066,635
COMPOSITION OF NET ASSETS:
Paid-in capital	$44,737,964
Distributions in excess of net investment income	(320,618)
Accumulated net realized gain on investments and foreign currency related transactions	1,568,733
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,080,556
Net Assets	$57,066,635
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	5,662,309
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.08

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $83,780)	$1,130,513
Total investment income	1,130,513
Expenses:
Management fee	397,655
Non 12b-1 service fees	148,458
Custody	82,604
Professional	55,813
Fund administration	21,208
Shareholder servicing	19,803
Reports to shareholders	8,421
Directors’ fees	2,167
Other	27,507
Gross expenses	763,636
Expense reductions (See Note 7)	(55)
Management fee waived (See Note 3)	(127,334)
Net expenses	636,247
Net investment income	494,266
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	6,747,228
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,335,969
Net realized and unrealized gain	14,083,197
Net Increase in Net Assets Resulting From Operations	$14,577,463

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$494,266	$686,824
Net realized gain on investments and foreign currency related transactions	6,747,228	1,369,253
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,335,969	6,701,217
Net increase in net assets resulting from operations	14,577,463	8,757,294
Distributions to shareholders from:
Net investment income	(980,951)	(946,925)
Net realized gain	(4,442,799)	(794,986)
Total distributions to shareholders	(5,423,750)	(1,741,911)
Capital share transactions (See Note 11):
Proceeds from sales of shares	9,751,125	7,299,524
Reinvestment of distributions	5,423,750	1,741,911
Cost of shares reacquired	(16,392,903)	(9,842,915)
Net decrease in net assets resulting from capital share transactions	(1,218,028)	(801,480)
Net increase in net assets	7,935,685	6,213,903
NET ASSETS:
Beginning of year	$49,130,950	$42,917,047
End of year	$57,066,635	$49,130,950
Distributions in excess of net investment income	$(320,618)	$(181,882)

16	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$8.48	$7.30	$8.76	$7.28	$4.99
Investment operations:
Net investment income(a)	.09	.12	.09	.07	.06
Net realized and unrealized gain (loss)	2.56	1.37	(1.47)	1.47	2.33
Total from investment operations	2.65	1.49	(1.38)	1.54	2.39
Distributions to shareholders from:
Net investment income	(.19)	(.17)	(.08)	(.06)	(.10)
Net realized gain	(.86)	(.14)	—	—	—
Total distributions	(1.05)	(.31)	(.08)	(.06)	(.10)
Net asset value, end of year	$10.08	$8.48	$7.30	$8.76	$7.28
Total Return(b)	31.70%	20.38%	(15.72)%	21.22%	47.87%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.15%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.15%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.44%	1.42%	1.51%	1.41%	1.58%

Net investment income	.93%	1.44%	1.03%	.88%	1.04%

Supplemental Data:
Net assets, end of year (000)	$57,067	$49,131	$42,917	$52,631	$44,010
Portfolio turnover rate	89.28%	100.44%	99.73%	86.71%	104.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in

Notes to Financial Statements (continued)

Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .51% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$3,193,101	$897,714
Net long-term capital gains	2,230,649	844,197
Total distributions paid	$5,423,750	$1,741,911

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$1,057,366
Undistributed long-term capital gains	753,594
Total undistributed earnings	$1,810,960
Temporary differences	(5,626)
Unrealized gains - net	10,523,337
Total accumulated gains - net	$12,328,671

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$46,125,509
Gross unrealized gain	11,475,738
Gross unrealized loss	(966,343)
Net unrealized security gain	$10,509,395

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$347,949	$(353,027)	$5,078

The permanent differences are primarily attributable to the tax treatment of certain distributions, foreign currency transactions, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

Purchases	Sales
$46,032,768	$51,513,913

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2013.

Notes to Financial Statements (continued)

6.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign

Notes to Financial Statements (concluded)

securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	1,013,320	913,772
Reinvestment of distributions	554,576	204,942
Shares reacquired	(1,696,633)	(1,203,276)
Decrease	(128,737)	(84,562)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 – 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President–Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and five-year periods and below the median of the performance peer group for the three-year and ten-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $1,214,303 and foreign taxes of $82,811.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $2,212,150 and $2,230,649, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. International Opportunities Portfolio	SFIO-PORT-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

37	Statement of Assets and Liabilities

38	Statement of Operations

39	Statements of Changes in Net Assets

40	Financial Highlights

41	Notes to Financial Statements

53	Report of Independent Registered Public Accounting Firm

54	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Bond Debenture Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2013, the Fund returned 8.17%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index,1 which returned -2.02% over the same period.

During the period, credit sectors of the bond market outperformed Treasuries due to demand for higher-yielding investments, and were supported by continued monetary stimulus by the Federal Reserve. Interest rates rose and credit spreads tightened during the period.

A major contributor to absolute performance was the Fund’s positioning in high-yield bonds. As it has in the past, the Fund maintained an overweight in high

1

yield versus the benchmark, as we remained positive on the high-yield market from a fundamental perspective. Within the Fund’s high-yield allocation, among the top performing names was gaming holding River Rock Entertainment Authority. Wireless telecommunications holding NII Capital Corp. was among the worst performers within the sector.

The Fund’s convertible allocation also added to absolute performance. One of the top performers within the convertible portion of the Fund was computer hardware holding Micron Technology, Inc., while our holding in insurance company MetLife, Inc. was among the convertible holdings that detracted the most from absolute performance. We continue to seek convertible securities of companies with good prospects for improving earnings results.

Within the Fund’s investment-grade bond allocation, we maintained little to no exposure to U.S. Treasuries, which added to absolute performance, as corporates outperformed Treasuries during the period.

Overall across the Fund, among the industries that contributed the most to absolute performance were technology and electronics, health care, and capital goods. Among those that either detracted from absolute performance or contributed the least were mortgage-backed securities, foreign sovereign, and real estate.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertibles, All Qualities Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class VC	8.17%	13.90%	7.21%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 - 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/13 -
	7/1/13	12/31/13	12/31/13
Class VC
Actual	$1,000.00	$1,061.70	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Agency	0.02%
Automotive	2.19%
Banking	2.58%
Basic Industry	5.91%
Capital Goods	8.75%
Consumer Cyclical	6.02%
Consumer Non-Cyclical	3.97%
Energy	14.63%
Financial Services	5.25%
Foreign Government	0.09%
Health Care	9.75%
Insurance	1.29%
Media	6.84%
Real Estate	1.08%
Services	8.11%
Technology & Electronics	10.40%
Telecommunications	8.35%
U.S. Government	1.17%
Utility	2.14%
Short-Term Investment	1.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2013

Investments	Shares (000)	Fair Value
LONG-TERM INVESTMENTS 95.73%

COMMON STOCKS 3.75%

Auto Parts & Equipment 0.02%
Cooper-Standard Holdings, Inc.*	3	$141,732

Banking 0.24%
Fifth Third Bancorp	100	2,103,000

Chemicals 0.32%
Axiall Corp.	16	759,040
Monsanto Co.	17	1,981,350
Total		2,740,390

Computer Hardware 0.10%
Apple, Inc.	2	841,665

Consumer/Commercial/Lease Financing 0.07%
General Electric Co.	23	644,690

Consumer Products 0.17%
Estee Lauder Cos., Inc. (The) Class A	20	1,506,400

Electric: Integrated 0.04%
PPL Corp.	13	387,529

Electronics 0.03%
Broadcom Corp. Class A	10	296,500

Energy: Exploration & Production 0.51%
Antero Resources Corp.*	5	291,824
Chesapeake Energy Corp.	15	407,100
Concho Resources, Inc.*	10	1,112,400
Diamondback Energy, Inc.*	10	528,600
Kodiak Oil & Gas Corp.*	57	638,970
Whiting Petroleum Corp.*	23	1,423,010
Total		4,401,904

Food: Wholesale 0.04%
Boulder Brands, Inc.*	22	348,920

Health Services 0.12%
Team Health Holdings, Inc.*	22	1,002,100

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2013

Investments	Shares (000)	Fair Value
Investments & Miscellaneous Financial Services 0.15%
SPDR S&P 500 ETF Trust	7	$1,292,690

Life Insurance 0.13%
MetLife, Inc.	20	1,078,400

Machinery 0.13%
Generac Holdings, Inc.	20	1,132,800

Media: Diversified 0.08%
Twenty-First Century Fox, Inc. Class A	20	703,600

Metals/Mining (Excluding Steel) 0.13%
Precision Castparts Corp.	4	1,077,200

Multi-Line Insurance 0.11%
Hartford Financial Services Group, Inc.	25	905,750

Oil Field Equipment & Services 0.07%
Dresser-Rand Group, Inc.*	10	596,300

Pharmaceuticals 0.64%
BioMarin Pharmaceutical, Inc.*	35	2,459,450
Bristol-Myers Squibb Co.	40	2,126,000
Vertex Pharmaceuticals, Inc.*	12	891,600
Total		5,477,050

Real Estate Investment Trusts 0.07%
Camden Property Trust	10	568,800

Software/Services 0.33%
Alliance Data Systems Corp.*	5	1,314,650
FireEye, Inc.*	12	523,320
Informatica Corp.*	25	1,037,500
Total		2,875,470

Specialty Retail 0.10%
Home Depot, Inc. (The)	10	823,400

Telecommunications Equipment 0.15%
Palo Alto Networks, Inc.*	23	1,321,810
Total Common Stocks (cost $26,947,626)		32,268,100

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
CONVERTIBLE BONDS 10.40%

Airlines 0.27%
United Airlines, Inc.	4.50%	1/15/2015		$1,125	$2,303,437

Apparel/Textiles 0.21%
Iconix Brand Group, Inc.†	1.50%	3/15/2018		1,300	1,781,000

Auto Loans 0.30%
Volkswagen International Finance NV (Netherlands)†(a)	5.50%	11/9/2015	EUR	1,500	2,559,489

Auto Parts & Equipment 0.11%
Meritor, Inc. (Zero Coupon after 2/15/2019)~	4.00%	2/15/2027		$1,000	961,875

Automakers 0.14%
Ford Motor Co.	4.25%	11/15/2016		650	1,202,500

Building Materials 0.05%
RPM International, Inc.	2.25%	12/15/2020		400	444,750

Computer Hardware 0.46%
Micron Technology, Inc.	2.375%	5/1/2032		1,075	2,491,984
SanDisk Corp.†	0.50%	10/15/2020		1,500	1,492,500
Total					3,984,484

Electronics 0.59%
Intel Corp.	3.25%	8/1/2039		2,200	2,994,761
InvenSense, Inc.†	1.75%	11/1/2018		625	730,859
Novellus Systems, Inc.	2.625%	5/15/2041		800	1,341,000
Total					5,066,620

Energy: Exploration & Production 0.23%
Energy XXI Bermuda Ltd.†	3.00%	12/15/2018		2,000	1,978,750

Health Services 0.69%
Brookdale Senior Living, Inc.	2.75%	6/15/2018		2,500	2,981,250
Illumina, Inc.†	0.25%	3/15/2016		1,200	1,670,250
Omnicare, Inc.	3.50%	2/15/2044		1,293	1,309,971
Total					5,961,471

Hotels 0.42%
Host Hotels & Resorts LP†	2.50%	10/15/2029		2,400	3,636,000

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Integrated Energy 0.14%
SunPower Corp.†	0.75%	6/1/2018	$975	$1,229,109

Machinery 0.51%
Altra Industrial Motion Corp.	2.75%	3/1/2031	1,700	2,340,688
Chart Industries, Inc.	2.00%	8/1/2018	1,350	2,091,656
Total				4,432,344

Managed Care 0.12%
WellPoint, Inc.	2.75%	10/15/2042	750	1,019,063

Media: Diversified 0.33%
Liberty Interactive LLC†	0.75%	3/30/2043	1,750	2,189,687
Liberty Media Corp.†	1.375%	10/15/2023	670	670,419
Total				2,860,106

Monoline Insurance 0.06%
MGIC Investment Corp.	2.00%	4/1/2020	400	554,000

Oil Field Equipment & Services 0.35%
Hornbeck Offshore Services, Inc.	1.50%	9/1/2019	2,500	2,970,312

Pharmaceuticals 1.62%
ALZA Corp.	Zero Coupon	7/28/2020	1,000	1,263,750
BioMarin Pharmaceutical, Inc.	0.75%	10/15/2018	175	186,266
Cubist Pharmaceuticals, Inc.†	1.875%	9/1/2020	1,750	2,004,844
Gilead Sciences, Inc.	1.625%	5/1/2016	1,525	5,032,507
Medivation, Inc.	2.625%	4/1/2017	1,500	2,197,500
Mylan, Inc.	3.75%	9/15/2015	1,000	3,283,750
Total				13,968,617

Railroads 0.23%
Trinity Industries, Inc.	3.875%	6/1/2036	1,500	1,982,813

Real Estate Investment Trusts 0.23%
Boston Properties LP†	3.625%	2/15/2014	1,200	1,205,250
ProLogis LP(b)	3.25%	3/15/2015	725	811,094
Total				2,016,344

Software/Services 2.44%
Concur Technologies, Inc.†	0.50%	6/15/2018	1,250	1,453,906
Electronic Arts, Inc.	0.75%	7/15/2016	450	480,938
EMC Corp.(c)	1.75%	12/1/2013	550	867,240

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services (continued)
Medidata Solutions, Inc.†	1.00%	8/1/2018	$850	$1,088,531
NetSuite, Inc.†	0.25%	6/1/2018	2,000	2,215,000
Nuance Communications, Inc.	2.75%	11/1/2031	600	589,125
Proofpoint, Inc.†	1.25%	12/15/2018	1,600	1,733,000
Salesforce.com, Inc.	0.75%	1/15/2015	950	2,451,000
Shutterfly, Inc.†	0.25%	5/15/2018	605	649,997
SINA Corp. (China)†(d)	1.00%	12/1/2018	1,225	1,250,266
Trulia, Inc.†	2.75%	12/15/2020	620	753,687
Web.com Group, Inc.	1.00%	8/15/2018	1,400	1,578,500
Workday, Inc.†	0.75%	7/15/2018	1,250	1,472,656
Xilinx, Inc.	2.625%	6/15/2017	2,000	3,200,000
Yahoo!, Inc.†	Zero Coupon	12/1/2018	1,150	1,193,844
Total				20,977,690

Steel Producers/Products 0.12%
U.S. Steel Corp.	2.75%	4/1/2019	750	996,563

Support: Services 0.32%
priceline.com, Inc.	1.00%	3/15/2018	1,400	1,937,250
priceline.com, Inc.	1.25%	3/15/2015	205	783,648
Total				2,720,898

Telecommunications Equipment 0.39%
Ciena Corp.	4.00%	12/15/2020	1,000	1,476,250
Nortel Networks Corp. (Canada)(d)(e)	2.125%	4/15/2014	1,900	1,891,687
Total				3,367,937

Telecommunications: Wireless 0.07%
Clearwire Communications LLC/Clearwire Finance, Inc.†	8.25%	12/1/2040	500	577,500
Total Convertible Bonds (cost $75,815,521)				89,553,672

	Dividend Rate	Shares (000)
CONVERTIBLE PREFERRED STOCKS 3.02%

Aerospace/Defense 0.42%
United Technologies Corp.	7.50%	55	3,600,850

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2013

Investments	Dividend Rate	Shares (000)	Fair Value
Banking 0.53%
Bank of America Corp.	7.25%	1	$1,220,150
Wells Fargo & Co.	7.50%	3	3,315,000
Total			4,535,150

Electric: Integrated 0.60%
Dominion Resources, Inc.	6.00%	25	1,355,250
NextEra Energy, Inc.	5.889%	35	1,982,050
PPL Corp.	8.75%	35	1,850,800
Total			5,188,100

Investments & Miscellaneous Financial Services 0.62%
AMG Capital Trust II	5.15%	85	5,365,750

Life Insurance 0.13%
MetLife, Inc.	5.00%	35	1,103,900

Metals/Mining (Excluding Steel) 0.19%
Cliffs Natural Resources, Inc.	7.00%	70	1,607,200

Railroads 0.22%
Genesee & Wyoming, Inc.	5.00%	15	1,931,250

Real Estate Investment Trusts 0.12%
Alexandria Real Estate Equities, Inc.	7.00%	40	1,004,000

Steel Producers/Products 0.03%
ArcelorMittal (Luxembourg)(d)	6.00%	10	260,000

Telecommunications: Integrated/Services 0.02%
Intelsat SA (Luxembourg)(d)	5.75%	4	204,750

Telecommunications: Wireless 0.14%
Crown Castle International Corp.	4.50%	12	1,200,480
Total Convertible Preferred Stocks (cost $24,368,654)			26,001,430

	Interest Rate	Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(f) 3.06%

Chemicals 0.12%
OXEA Finance & Cy S.C.A. 2nd Lien Term Loan	8.25%	7/15/2020	$1,000	1,021,880

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food & Drug Retailers 0.36%
Albertson’s LLC Term Loan B2	4.75%	3/21/2019	$746	$751,533
Rite Aid Corp. Tranche 1 Term Loan	5.75%	8/21/2020	2,300	2,363,975
Total				3,115,508

Food: Wholesale 0.34%
Diamond Foods, Inc. Revolver	6.25%	2/25/2015	232	228,570
Diamond Foods, Inc. Term Loan	6.25%	2/25/2015	446	445,239
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	2,150	2,230,625
Total				2,904,434

Health Facilities 0.32%
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	1/2/2019	800	810,000
CHG Healthcare Services, Inc. 1st Lien Term Loan	4.25%	11/19/2019	1,973	1,985,122
Total				2,795,122

Investments & Miscellaneous Financial Services 0.21%
Sedgwick CMS Inc. Additional Term Loan B	8.00%	12/12/2018	1,750	1,782,812

Machinery 0.12%
Generac Power Systems, Inc. Term Loan B	3.50%	5/31/2020	997	1,000,611

Media: Broadcast 0.22%
Clear Channel Communications, Inc. Tranche Term Loan B	3.819%	1/29/2016	1,925	1,868,184

Media: Cable 0.17%
Virgin Media Investment Holdings Ltd. Facility Term Loan B (United Kingdom)(d)	3.50%	6/8/2020	1,500	1,505,250

Media: Services 0.55%
Affinion Group, Inc. Tranche B Term Loan	6.75%	10/10/2016	3,135	3,096,677
Digital Generation, Inc. Initial Term Loan	7.25%	7/26/2018	1,670	1,680,858
Total				4,777,535

Oil Field Equipment & Services 0.24%
Fieldwood Energy LLC Closing Date Loan	8.375%	9/30/2020	2,000	2,047,080

Software/Services 0.31%
Mitchell International, Inc. 2nd Lien Term Loan	8.50%	10/8/2021	1,000	1,017,190
SRA International, Inc. Term Loan	6.50%	7/20/2018	1,663	1,665,376
Total				2,682,566

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Specialty Retail 0.10%
BJ’s Wholesale Club, Inc. 2013 (November) Loan	8.50%	3/26/2020		$825	$843,389
Total Floating Rate Loans (cost $ 25,686,871)					26,344,371

FOREIGN BOND(a) 0.07%

Luxembourg
Matterhorn Mobile SA† (cost $ 579,907)	6.75%	5/15/2019	CHF	525	641,500

FOREIGN GOVERNMENT OBLIGATION 0.09%

Bermuda
Bermuda Government† (cost $ 800,000)	4.138%	1/3/2023		$800	768,722

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 1.14%
Federal National Mortgage Assoc. (cost $ 10,042,668)	3.50%	7/1/2043		9,815	9,778,944

HIGH YIELD CORPORATE BONDS 73.76%

Aerospace/Defense 2.26%
Alliant Techsystems, Inc.†	5.25%	10/1/2021		550	554,125
B/E Aerospace, Inc.	5.25%	4/1/2022		5,500	5,610,000
Bombardier, Inc. (Canada)†(d)	6.125%	1/15/2023		1,250	1,246,875
CPI International, Inc.	8.00%	2/15/2018		1,950	2,047,500
Esterline Technologies Corp.	7.00%	8/1/2020		550	596,750
GenCorp, Inc.	7.125%	3/15/2021		2,000	2,150,000
Huntington Ingalls Industries, Inc.	7.125%	3/15/2021		1,500	1,653,750
ManTech International Corp.	7.25%	4/15/2018		800	844,000
Spirit Aerosystems, Inc.	6.75%	12/15/2020		2,250	2,432,812
SRA International, Inc.	11.00%	10/1/2019		1,275	1,332,375
Triumph Group, Inc.	4.875%	4/1/2021		1,050	1,023,750
Total					19,491,937

Airlines 0.05%
United Airlines, Inc.	6.636%	01/02/2024		412	436,527

Apparel/Textiles 0.73%
Hanesbrands, Inc.	6.375%	12/15/2020		600	658,500
Levi Strauss & Co.	6.875%	5/1/2022		775	856,375
Levi Strauss & Co.	7.625%	5/15/2020		1,000	1,102,500
Perry Ellis International, Inc.	7.875%	4/1/2019		1,800	1,926,000

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Apparel/Textiles (continued)
SIWF Merger Sub, Inc./Springs Industries, Inc.†	6.25%	6/1/2021		$525	$530,906
William Carter Co. (The)†	5.25%	8/15/2021		850	867,000
Wolverine World Wide, Inc.	6.125%	10/15/2020		350	376,250
Total					6,317,531

Auto Loans 0.30%
Ford Motor Credit Co. LLC	5.00%	5/15/2018		2,000	2,230,022
General Motors Financial Co., Inc.†	4.25%	5/15/2023		400	381,500
Total					2,611,522

Auto Parts & Equipment 0.95%
Accuride Corp.	9.50%	8/1/2018		350	343,875
Dana Holding Corp.	5.375%	9/15/2021		2,000	2,017,500
Dana Holding Corp.	6.50%	2/15/2019		2,000	2,135,000
International Automotive Components Group SA (Luxembourg)†(d)	9.125%	6/1/2018		1,000	1,047,500
LKQ Corp.†	4.75%	5/15/2023		1,400	1,305,500
Stoneridge, Inc.†	9.50%	10/15/2017		475	517,750
Tenneco, Inc.	6.875%	12/15/2020		725	795,688
Total					8,162,813

Automakers 0.31%
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25%	6/15/2021		1,000	1,142,500
Jaguar Land Rover Automotive plc (United Kingdom)†(d)	5.625%	2/1/2023		1,500	1,507,500
Total					2,650,000

Banking 1.51%
HBOS plc (United Kingdom)†(d)	6.75%	5/21/2018		1,000	1,136,127
JPMorgan Chase & Co.	1.625%	5/15/2018		1,500	1,470,338
LBG Capital No.1 plc†(g)	8.00%	—	(h)	1,000	1,071,246
Macquarie Group Ltd. (Australia)†(d)	6.00%	1/14/2020		725	801,812
Nordea Bank AB (Sweden)†(d)	4.25%	9/21/2022		780	772,631
People’s United Financial, Inc.	3.65%	12/6/2022		1,390	1,316,580
Regions Bank	6.45%	6/26/2037		1,250	1,324,704
Regions Bank	7.50%	5/15/2018		800	948,629
Royal Bank of Scotland Group plc (The) (United Kingdom)(d)	6.125%	12/15/2022		500	512,754
Royal Bank of Scotland Group plc (The) (United Kingdom)(d)	7.64%	—	(h)	1,000	985,000

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
Santander UK plc (United Kingdom)†(d)	5.00%	11/7/2023		$500	$502,829
SVB Financial Group	5.375%	9/15/2020		600	662,651
Synovus Financial Corp.	7.875%	2/15/2019		700	789,250
Wachovia Capital Trust III	5.57%	—	(h)	750	690,000
Washington Mutual Bank(e)	6.875%	6/15/2011		1,250	125
Total					12,984,676

Beverages 0.22%
Constellation Brands, Inc.	4.25%	5/1/2023		2,000	1,870,000

Brokerage 0.19%
Cantor Fitzgerald LP†	7.875%	10/15/2019		400	422,000
Raymond James Financial, Inc.	8.60%	8/15/2019		950	1,196,094
Total					1,618,094

Building & Construction 0.57%
K. Hovnanian Enterprises, Inc.	5.00%	11/1/2021		450	407,250
KB Home	9.10%	9/15/2017		1,000	1,177,500
Lennar Corp.	12.25%	6/1/2017		550	710,188
Ryland Group, Inc. (The)	5.375%	10/1/2022		1,500	1,432,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc.†	5.25%	4/15/2021		1,200	1,170,000
Total					4,897,438

Building Materials 0.87%
Associated Materials LLC/AMH New Finance, Inc.	9.125%	11/1/2017		250	268,125
HD Supply, Inc.	11.50%	7/15/2020		700	837,375
Interline Brands, Inc. PIK	10.00%	11/15/2018		725	795,688
Masco Corp.	7.125%	3/15/2020		1,250	1,433,136
Owens Corning, Inc.	4.20%	12/15/2022		875	837,098
Owens Corning, Inc.	9.00%	6/15/2019		875	1,081,457
RSI Home Products, Inc.†	6.875%	3/1/2018		500	526,250
WESCO Distribution, Inc.†	5.375%	12/15/2021		1,710	1,714,275
Total					7,493,404

Chemicals 2.17%
Ashland, Inc.	4.75%	8/15/2022		3,000	2,865,000
Axiall Corp.†	4.875%	5/15/2023		1,700	1,612,875
Chemtura Corp.	5.75%	7/15/2021		1,350	1,375,312
Eagle Spinco, Inc.†	4.625%	2/15/2021		2,450	2,410,187

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	8.875%	2/1/2018	$1,000	$1,043,750
Huntsman International LLC	8.625%	3/15/2020	1,000	1,111,250
INEOS Finance plc (United Kingdom)†(d)	7.50%	5/1/2020	600	660,750
INEOS Group Holdings SA (Luxembourg)†(d)	6.125%	8/15/2018	250	251,875
LyondellBasell Industries NV (Netherlands)(d)	6.00%	11/15/2021	200	230,390
Methanex Corp. (Canada)(d)	5.25%	3/1/2022	875	927,897
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	1,050	1,246,712
NOVA Chemicals Corp. (Canada)†(d)	5.25%	8/1/2023	500	516,563
Nufarm Australia Ltd. (Australia)†(d)	6.375%	10/15/2019	1,200	1,248,000
PetroLogistics LP/PetroLogistics Finance Corp.†	6.25%	4/1/2020	475	478,563
Phibro Animal Health Corp.†	9.25%	7/1/2018	1,450	1,551,500
Rockwood Specialties Group, Inc.	4.625%	10/15/2020	750	769,687
TPC Group, Inc.†	8.75%	12/15/2020	375	400,313
Total				18,700,624

Computer Hardware 0.25%
Brocade Communications Systems, Inc.	6.875%	1/15/2020	750	808,125
NCR Escrow Corp.†	5.875%	12/15/2021	200	204,750
NCR Escrow Corp.†	6.375%	12/15/2023	600	615,750
Seagate HDD Cayman	6.875%	5/1/2020	500	543,125
Total				2,171,750

Consumer/Commercial/Lease Financing 2.53%
Air Lease Corp.	5.625%	4/1/2017	2,000	2,207,500
CIT Group, Inc.	5.00%	8/15/2022	3,500	3,427,070
Discover Financial Services	3.85%	11/21/2022	500	474,963
International Lease Finance Corp.	6.25%	5/15/2019	1,400	1,522,500
International Lease Finance Corp.	8.25%	12/15/2020	425	498,312
International Lease Finance Corp.	8.75%	3/15/2017	3,535	4,180,137
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	7/1/2021	2,550	2,441,625
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	6/1/2022	1,200	1,131,000
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	1,500	1,563,750
Provident Funding Associates LP/PFG Finance Corp.†	6.75%	6/15/2021	1,050	1,050,000
SLM Corp.	4.875%	6/17/2019	550	548,699
SLM Corp.	5.50%	1/15/2019	975	1,012,916
SLM Corp.	8.45%	6/15/2018	1,500	1,753,125
Total				21,811,597

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Consumer Products 1.19%
Avon Products, Inc.	4.60%	3/15/2020	$1,250	$1,241,204
Elizabeth Arden, Inc.	7.375%	3/15/2021	3,300	3,613,500
Prestige Brands, Inc.†	5.375%	12/15/2021	1,000	1,015,000
Scotts Miracle-Gro Co. (The)	6.625%	12/15/2020	1,475	1,596,688
Spectrum Brands Escrow Corp.†	6.375%	11/15/2020	2,375	2,541,250
Spectrum Brands Escrow Corp.†	6.625%	11/15/2022	225	239,906
Total				10,247,548

Department Stores 0.09%
Bon-Ton Department Stores, Inc. (The)	8.00%	6/15/2021	750	759,375

Diversified Capital Goods 1.50%
Actuant Corp.	5.625%	6/15/2022	675	686,813
Amsted Industries, Inc.†	8.125%	3/15/2018	875	924,219
Anixter, Inc.	5.625%	5/1/2019	925	977,031
Artesyn Escrow, Inc.†	9.75%	10/15/2020	1,250	1,318,750
Belden, Inc.†	5.50%	9/1/2022	1,500	1,477,500
Constellation Enterprises LLC†	10.625%	2/1/2016	925	809,375
Mueller Water Products, Inc.	7.375%	6/1/2017	475	489,250
Park-Ohio Industries, Inc.	8.125%	4/1/2021	800	884,000
Silver II Borrower/Silver II US Holdings LLC (Luxembourg)†(d)	7.75%	12/15/2020	2,000	2,130,000
SPX Corp.	6.875%	9/1/2017	1,300	1,475,500
Unifrax I LLC/Unifrax Holding Co.†	7.50%	2/15/2019	575	598,000
Valmont Industries, Inc.	6.625%	4/20/2020	1,000	1,123,430
Total				12,893,868

Electric: Generation 0.68%
Calpine Corp.†	7.50%	2/15/2021	1,089	1,193,816
DPL, Inc.	7.25%	10/15/2021	2,000	2,035,000
Mirant Americas Generation LLC	9.125%	5/1/2031	875	894,688
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	1,600	1,712,000
Total				5,835,504

Electric: Integrated 0.76%
AES Corp. (The)	4.875%	5/15/2023	950	893,000
AES Corp. (The)	8.00%	10/15/2017	1,000	1,180,000
Commonwealth Edison Co.	5.80%	3/15/2018	1,900	2,184,345
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	1,000	1,145,404

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated (continued)
National Fuel Gas Co.	6.50%	4/15/2018	$1,000	$1,145,659
Total				6,548,408

Electronics 0.94%
Advanced Micro Devices, Inc.	7.75%	8/1/2020	1,000	997,500
Altera Corp.	2.50%	11/15/2018	900	893,398
Freescale Semiconductor, Inc.†	6.00%	1/15/2022	2,500	2,537,500
Freescale Semiconductor, Inc.	10.75%	8/1/2020	2,150	2,451,000
Magnachip Semiconductor Corp. (South Korea)(d)	6.625%	7/15/2021	625	639,063
Sensata Technologies BV (Netherlands)†(d)	6.50%	5/15/2019	550	592,625
Total				8,111,086

Energy: Exploration & Production 8.18%
Antero Resources Finance Corp.†	5.375%	11/1/2021	700	707,438
Antero Resources Finance Corp.	7.25%	8/1/2019	650	702,000
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.†	7.75%	1/15/2021	1,900	1,833,500
Berry Petroleum Co.	6.375%	9/15/2022	500	511,250
Berry Petroleum Co.	6.75%	11/1/2020	2,450	2,554,125
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	7.875%	4/15/2022	2,275	2,377,375
Chaparral Energy, Inc.	7.625%	11/15/2022	800	860,000
Chaparral Energy, Inc.	8.25%	9/1/2021	2,975	3,242,750
Concho Resources, Inc.	5.50%	4/1/2023	3,300	3,415,500
Concho Resources, Inc.	7.00%	1/15/2021	1,550	1,712,750
Continental Resources, Inc.	4.50%	4/15/2023	800	812,000
Continental Resources, Inc.	7.375%	10/1/2020	650	734,500
Continental Resources, Inc.	8.25%	10/1/2019	500	548,750
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	2,000	2,080,000
Diamondback Energy, Inc.†	7.625%	10/1/2021	1,500	1,590,000
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	4,000	4,310,000
Forest Oil Corp.	7.25%	6/15/2019	525	513,844
Halcon Resources Corp.	8.875%	5/15/2021	500	507,500
Halcon Resources Corp.	9.75%	7/15/2020	1,500	1,571,250
Kerr-McGee Corp.	6.95%	7/1/2024	1,600	1,862,224
Kodiak Oil & Gas Corp.	5.50%	1/15/2021	1,500	1,503,750
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	1,850	2,062,750
Laredo Petroleum, Inc.	7.375%	5/1/2022	600	654,000
Legacy Reserves LP/Finance Corp.†	6.625%	12/1/2021	1,200	1,167,000

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
Legacy Reserves LP/Finance Corp.†	8.00%	12/1/2020	$1,700	$1,776,500
LINN Energy LLC/LINN Energy Finance Corp.	7.75%	2/1/2021	1,000	1,062,500
MEG Energy Corp. (Canada)†(d)	6.375%	1/30/2023	750	758,438
MEG Energy Corp. (Canada)†(d)	6.50%	3/15/2021	1,900	2,009,250
Newfield Exploration Co.	5.625%	7/1/2024	3,750	3,750,000
Oasis Petroleum, Inc.	6.50%	11/1/2021	1,000	1,075,000
Oasis Petroleum, Inc.	7.25%	2/1/2019	1,750	1,890,000
Pacific Rubiales Energy Corp. (Canada)†(d)	5.125%	3/28/2023	875	807,187
PDC Energy, Inc.	7.75%	10/15/2022	1,100	1,193,500
Plains Exploration & Production Co.	6.50%	11/15/2020	2,250	2,485,953
Plains Exploration & Production Co.	6.875%	2/15/2023	600	672,000
QEP Resources, Inc.	6.80%	3/1/2020	400	422,000
QEP Resources, Inc.	6.875%	3/1/2021	400	431,000
Range Resources Corp.	5.00%	3/15/2023	1,300	1,277,250
Range Resources Corp.	8.00%	5/15/2019	1,000	1,071,250
SM Energy Co.	6.50%	11/15/2021	1,000	1,065,000
SM Energy Co.	6.50%	1/1/2023	600	632,250
SM Energy Co.	6.625%	2/15/2019	2,143	2,287,652
Stone Energy Corp.	7.50%	11/15/2022	3,800	3,990,000
Ultra Petroleum Corp.†	5.75%	12/15/2018	150	154,500
W&T Offshore, Inc.	8.50%	6/15/2019	1,475	1,567,187
WPX Energy, Inc.	6.00%	1/15/2022	2,250	2,261,250
Total				70,473,923

Environmental 0.14%
Clean Harbors, Inc.	5.25%	8/1/2020	1,200	1,242,000

Food & Drug Retailers 1.12%
Cencosud SA (Chile)†(d)	4.875%	1/20/2023	450	422,178
Ingles Markets, Inc.	5.75%	6/15/2023	150	147,750
New Albertson’s, Inc.	7.45%	8/1/2029	500	412,500
New Albertson’s, Inc.	7.75%	6/15/2026	1,000	815,000
Rite Aid Corp.†	6.875%	12/15/2028	600	574,500
Rite Aid Corp.	7.70%	2/15/2027	3,250	3,371,875
Tops Holding Corp./Tops Markets LLC†	8.875%	12/15/2017	2,350	2,593,813
Tops Holding II Corp. PIK†	8.75%	6/15/2018	1,275	1,318,031
Total				9,655,647

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale 1.91%
B&G Foods, Inc.	4.625%	6/1/2021	$2,675	$2,574,687
BRF SA (Brazil)†(d)	3.95%	5/22/2023	750	650,625
Bumble Bee Holdco SCA PIK (Luxembourg)†(d)	9.625%	3/15/2018	400	424,000
Del Monte Corp.	7.625%	2/15/2019	1,500	1,561,875
Hawk Acquisition Sub, Inc.†	4.25%	10/15/2020	2,200	2,134,000
Ingredion, Inc.	4.625%	11/1/2020	525	548,213
Land O’Lakes, Inc.†	6.00%	11/15/2022	850	879,750
Michael Foods Holding, Inc. PIK†	8.50%	7/15/2018	400	424,000
Post Holdings, Inc.†	7.375%	2/15/2022	250	268,750
Post Holdings, Inc.	7.375%	2/15/2022	1,500	1,612,500
Shearer’s Foods LLC/Chip Finance Corp.†	9.00%	11/1/2019	1,000	1,060,000
Smithfield Foods, Inc.	6.625%	8/15/2022	400	426,000
US Foods, Inc.	8.50%	6/30/2019	2,400	2,631,000
Viterra, Inc. (Canada)†(d)	5.95%	8/1/2020	1,150	1,223,076
Total				16,418,476

Forestry/Paper 0.26%
Louisiana-Pacific Corp.	7.50%	6/1/2020	650	726,375
Millar Western Forest Products Ltd. (Canada)(d)	8.50%	4/1/2021	700	722,750
Rock-Tenn Co.	4.90%	3/1/2022	300	309,328
Weyerhaeuser Co.	7.375%	10/1/2019	375	455,193
Total				2,213,646

Gaming 1.76%
CCM Merger, Inc.†	9.125%	5/1/2019	1,000	1,050,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	125	126,875
Graton Economic Development Authority†	9.625%	9/1/2019	1,750	2,038,750
MCE Finance Ltd. (Macao)†(d)	5.00%	2/15/2021	1,750	1,710,625
Mohegan Tribal Gaming Authority†	9.75%	9/1/2021	800	866,000
MTR Gaming Group, Inc.	11.50%	8/1/2019	725	809,281
Peninsula Gaming LLC/Peninsula Gaming Corp.†	8.375%	2/15/2018	1,250	1,368,750
Pinnacle Entertainment, Inc.	7.75%	4/1/2022	750	821,250
PNK Finance Corp.†	6.375%	8/1/2021	1,400	1,438,500
River Rock Entertainment Authority (The)	9.00%	11/1/2018	611	504,075
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	1,108	1,221,570
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,296	1,285,470

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
Sugarhouse HSP Gaming Prop. Mezz.
LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	$2,000	$1,940,000
Total				15,181,146

Gas Distribution 2.21%
Access Midstream Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	500	537,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	6.00%	12/15/2020	300	310,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.†	6.125%	3/1/2022	700	721,000
Energy Transfer Partners LP	5.20%	2/1/2022	250	263,622
Ferrellgas LP/Ferrellgas Finance Corp.	6.50%	5/1/2021	675	691,875
Ferrellgas Partners LP	8.625%	6/15/2020	423	447,323
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	300	367,163
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	1,526	1,644,265
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	1,400	1,476,539
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	1,250	1,375,979
LBC Tank Terminals Holding Netherlands BV (Belgium)†(d)	6.875%	5/15/2023	800	831,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	5.50%	2/15/2023	1,150	1,164,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25%	6/15/2022	260	276,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.75%	11/1/2020	900	981,000
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	460	532,760
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	600	720,579
Regency Energy Partners LP/Regency Energy Finance Corp.	4.50%	11/1/2023	525	480,375
Regency Energy Partners LP/Regency Energy Finance Corp.	5.50%	4/15/2023	525	514,500
Sabine Pass Liquefaction LLC†	5.625%	2/1/2021	950	933,375
Suburban Propane Partners LP/Suburban Energy Finance Corp.	7.375%	8/1/2021	957	1,047,915
Tennessee Gas Pipeline Co.	7.50%	4/1/2017	975	1,139,582
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.875%	10/1/2020	525	539,437
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.875%	10/1/2020	675	693,562
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	1,300	1,345,500
Total				19,035,976

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Facilities 3.40%
Amsurg Corp.	5.625%	11/30/2020	$2,325	$2,429,625
Capella Healthcare, Inc.	9.25%	7/1/2017	2,250	2,401,875
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	5,500	5,995,000
DaVita, Inc.	5.75%	8/15/2022	2,250	2,289,375
HCA Holdings, Inc.	6.25%	2/15/2021	1,250	1,310,937
HCA Holdings, Inc.	7.75%	5/15/2021	3,000	3,285,000
HCA, Inc.	6.50%	2/15/2020	500	550,625
HCA, Inc.	7.50%	2/15/2022	2,000	2,200,000
HCA, Inc.	7.69%	6/15/2025	790	829,500
HealthSouth Corp.	8.125%	2/15/2020	1,600	1,762,000
LifePoint Hospitals, Inc.†	5.50%	12/1/2021	950	955,938
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	475	518,344
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	425	465,375
Tenet Healthcare Corp.	8.125%	4/1/2022	4,000	4,320,000
Total				29,313,594

Health Services 0.32%
STHI Holding Corp.†	8.00%	3/15/2018	1,000	1,075,000
Truven Health Analytics, Inc.	10.625%	6/1/2020	1,450	1,647,563
Total				2,722,563

Hotels 0.65%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.†	5.625%	10/15/2021	1,750	1,818,906
Host Hotels & Resorts LP	5.25%	3/15/2022	370	386,338
Playa Resorts Holding BV (Netherlands)†(d)	8.00%	8/15/2020	1,200	1,279,500
RHP Hotel Properties LP/RHP Finance Corp.	5.00%	4/15/2021	800	794,000
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	1,100	1,274,379
Total				5,553,123

Household & Leisure Products 0.19%
Serta Simmons Holdings LLC†	8.125%	10/1/2020	1,500	1,638,750

Insurance Brokerage 0.44%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC†	7.875%	12/15/2020	850	896,750
Hockey Merger Sub 2, Inc.†	7.875%	10/1/2021	1,350	1,393,875
Trinity Acquisition plc (United Kingdom)(d)	4.625%	8/15/2023	800	787,417
Willis North America, Inc.	7.00%	9/29/2019	600	695,078
Total				3,773,120

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Integrated Energy 0.39%
Alta Wind Holdings LLC†	7.00%	6/30/2035	$553	$587,858
LUKOIL International Finance BV (Netherlands)†(d)	6.656%	6/7/2022	525	576,844
Rosneft Oil Co via Rosneft International Finance Ltd. (Ireland)†(d)	4.199%	3/6/2022	2,350	2,162,000
Total				3,326,702

Investments & Miscellaneous Financial Services 1.33%
Ares Capital Corp.	4.875%	11/30/2018	1,175	1,203,996
FMR LLC†	5.35%	11/15/2021	800	855,202
Invesco Finance plc (United Kingdom)(d)	4.00%	1/30/2024	1,200	1,191,863
KKR Group Finance Co.†	6.375%	9/29/2020	700	787,155
Legg Mason, Inc.	5.50%	5/21/2019	1,000	1,095,205
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	300	316,500
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,700	2,794,500
Nuveen Investments, Inc.†	9.125%	10/15/2017	2,200	2,211,000
Nuveen Investments, Inc.†	9.50%	10/15/2020	1,000	1,007,500
Total				11,462,921

Leisure 0.49%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.25%	3/15/2021	1,250	1,240,625
MU Finance plc (United Kingdom)†(d)	8.375%	2/1/2017	788	825,092
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	1,250	1,256,250
Speedway Motorsports, Inc.	6.75%	2/1/2019	800	854,000
Total				4,175,967

Life Insurance 0.14%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	1,125	1,181,250

Machinery 1.24%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	825	899,250
Flowserve Corp.	3.50%	9/15/2022	885	835,209
Gardner Denver, Inc.†	6.875%	8/15/2021	1,500	1,503,750
Manitowoc Co., Inc. (The)	5.875%	10/15/2022	1,000	1,015,000
Manitowoc Co., Inc. (The)	8.50%	11/1/2020	2,250	2,565,000
Mcron Finance Sub LLC/Mcron Finance Corp.†	8.375%	5/15/2019	2,000	2,240,000
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	500	527,500
Steelcase, Inc.	6.375%	2/15/2021	1,000	1,099,752
Total				10,685,461

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Managed Care 0.17%
Centene Corp.	5.75%	6/1/2017	$1,400	$1,494,500

Media: Broadcast 1.07%
AMC Networks, Inc.	4.75%	12/15/2022	1,600	1,532,000
AMC Networks, Inc.	7.75%	7/15/2021	2,200	2,486,000
Clear Channel Communications, Inc.	4.90%	5/15/2015	1,000	965,000
Clear Channel Communications, Inc.	9.00%	12/15/2019	1,750	1,793,750
Clear Channel Communications, Inc.	11.25%	3/1/2021	1,600	1,728,000
Univision Communications, Inc.†	5.125%	5/15/2023	675	677,531
Total				9,182,281

Media: Cable 3.18%
Cablevision Systems Corp.	5.875%	9/15/2022	3,000	2,887,500
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.25%	3/15/2021	750	720,000
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	9/1/2023	3,250	3,095,625
CCO Holdings LLC/CCO Holdings Capital Corp.	6.625%	1/31/2022	650	672,750
CSC Holdings LLC	8.625%	2/15/2019	1,100	1,295,250
DISH DBS Corp.	5.125%	5/1/2020	2,750	2,763,750
DISH DBS Corp.	5.875%	7/15/2022	1,275	1,281,375
DISH DBS Corp.	6.75%	6/1/2021	1,225	1,304,625
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	800	890,000
Mediacom Broadband LLC/Mediacom Broadband Corp.	6.375%	4/1/2023	3,000	3,082,500
Mediacom Communications Corp.	9.125%	8/15/2019	1,975	2,145,344
Nara Cable Funding Ltd. (Ireland)†(d)	8.875%	12/1/2018	750	810,000
Ono Finance II plc (Ireland)†(d)	10.875%	7/15/2019	525	577,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(d)	5.50%	1/15/2023	2,000	1,950,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH (Germany)†(d)	7.50%	3/15/2019	325	355,062
UPCB Finance V Ltd.†	7.25%	11/15/2021	1,150	1,253,500
Virgin Media Finance plc (United Kingdom)(d)	8.375%	10/15/2019	750	821,250
Virgin Media Secured Finance plc (United Kingdom)†(d)	5.375%	4/15/2021	1,500	1,507,500
Total				27,413,531

Media: Diversified 0.42%
21st Century Fox America, Inc.	4.50%	2/15/2021	1,000	1,073,509
Netflix, Inc.†	5.375%	2/1/2021	2,500	2,543,750
Total				3,617,259

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Media: Services 0.47%
Affinion Investments LLC†	13.50%	8/15/2018		$1,020	$1,020,000
Griffey Intermediate, Inc./Griffey Finance Sub LLC†	7.00%	10/15/2020		350	280,875
Southern Graphics, Inc.†	8.375%	10/15/2020		1,200	1,248,000
WMG Acquisition Corp.	11.50%	10/1/2018		1,300	1,501,500
Total					4,050,375

Medical Products 0.87%
Biomet, Inc.	6.50%	8/1/2020		2,875	3,033,125
Grifols, Inc.	8.25%	2/1/2018		750	800,625
Kinetic Concepts, Inc./KCI USA, Inc.	10.50%	11/1/2018		650	750,750
Life Technologies Corp.	5.00%	1/15/2021		1,000	1,084,306
Mallinckrodt International Finance SA (Luxembourg)†(d)	4.75%	4/15/2023		550	508,546
Polymer Group, Inc.	7.75%	2/1/2019		1,000	1,071,250
Thermo Fisher Scientific, Inc.	2.40%	2/1/2019		225	223,170
Total					7,471,772

Metals/Mining (Excluding Steel) 0.78%
Allied Nevada Gold Corp.†(a)	8.75%	6/1/2019	CAD	207	125,691
American Rock Salt Co. LLC/American Rock Capital Corp.†	8.25%	5/1/2018		$1,500	1,516,875
Arch Coal, Inc.	7.25%	6/15/2021		1,000	770,000
Arch Coal, Inc.†	8.00%	1/15/2019		675	675,000
Boart Longyear Management Pty Ltd. (Australia)†(d)	7.00%	4/1/2021		500	378,750
FMG Resources (August 2006) Pty Ltd. (Australia)†(d)	8.25%	11/1/2019		2,000	2,252,500
Mirabela Nickel Ltd. (Australia)†(d)(e)	8.75%	4/15/2018		1,175	323,125
Teck Resources Ltd. (Canada)(d)	4.75%	1/15/2022		700	707,876
Total					6,749,817

Monoline Insurance 0.13%
Fidelity National Financial, Inc.	6.60%	5/15/2017		1,000	1,117,442

Oil Field Equipment & Services 1.56%
BakerCorp International, Inc.	8.25%	6/1/2019		326	326,815
Dresser-Rand Group, Inc.	6.50%	5/1/2021		1,250	1,337,500
FMC Technologies, Inc.	3.45%	10/1/2022		750	691,974
Gulfmark Offshore, Inc.	6.375%	3/15/2022		1,365	1,382,062
Hornbeck Offshore Services, Inc.	5.875%	4/1/2020		3,000	3,112,500
Key Energy Services, Inc.	6.75%	3/1/2021		400	412,000

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services (continued)
Offshore Group Investment Ltd.	7.125%	4/1/2023	$575	$589,375
Oil States International, Inc.	6.50%	6/1/2019	1,150	1,229,063
Precision Drilling Corp. (Canada)(d)	6.50%	12/15/2021	250	267,500
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,000	1,087,500
Seadrill Ltd.†	6.125%	9/15/2020	2,000	2,005,000
SESI LLC	6.375%	5/1/2019	500	536,250
Trinidad Drilling Ltd. (Canada)†(d)	7.875%	1/15/2019	450	480,375
Total				13,457,914

Oil Refining & Marketing 0.36%
Tesoro Corp.	5.375%	10/1/2022	1,750	1,780,625
Tesoro Corp.	9.75%	6/1/2019	1,200	1,305,000
Total				3,085,625

Packaging 2.33%
AEP Industries, Inc.	8.25%	4/15/2019	1,800	1,944,000
Ball Corp.	4.00%	11/15/2023	2,500	2,250,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,960	2,175,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	1,000	1,025,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	7,250	7,685,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.875%	8/15/2019	700	782,250
Sealed Air Corp.†	6.875%	7/15/2033	3,000	2,880,000
Sealed Air Corp.†	8.375%	9/15/2021	1,175	1,339,500
Total				20,081,350

Pharmaceuticals 1.06%
Bristol-Myers Squibb Co.	1.75%	3/1/2019	1,000	977,625
Capsugel SA PIK (Luxembourg)†(d)	7.00%	5/15/2019	500	510,312
Endo Finance Co.†	5.75%	1/15/2022	800	806,000
Par Pharmaceutical Cos., Inc.	7.375%	10/15/2020	2,225	2,311,219
Salix Pharmaceuticals Ltd.†	6.00%	1/15/2021	800	822,000
Valeant Pharmaceuticals International†	5.625%	12/1/2021	1,250	1,259,375
Valeant Pharmaceuticals International†	6.375%	10/15/2020	2,325	2,461,594
Total				9,148,125

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Printing & Publishing 0.16%
ProQuest LLC/ProQuest Notes Co.†	9.00%	10/15/2018	$1,300	$1,352,000

Property & Casualty 0.05%
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	400	420,164

Railroads 0.37%
Florida East Coast Railway Corp.	8.125%	2/1/2017	1,500	1,573,125
Kansas City Southern de Mexico SA de CV (Mexico)(d)	2.35%	5/15/2020	1,100	1,026,278
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	550	547,250
Total				3,146,653

Real Estate Development & Management 0.16%
Brookfield Residential Properties, Inc. (Canada)†(d)	6.50%	12/15/2020	800	834,000
Jones Lang LaSalle, Inc.	4.40%	11/15/2022	600	577,317
Total				1,411,317

Real Estate Investment Trusts 0.47%
DDR Corp.	7.875%	9/1/2020	790	977,258
Goodman Funding Pty Ltd. (Australia)†(d)	6.375%	11/12/2020	800	887,269
Health Care REIT, Inc.	4.95%	1/15/2021	1,000	1,058,936
Health Care REIT, Inc.	6.125%	4/15/2020	1,000	1,126,974
Total				4,050,437

Restaurants 0.07%
Seminole Hard Rock Entertainment, Inc./Seminole
Hard Rock International LLC†	5.875%	5/15/2021	625	617,188

Software/Services 4.01%
Activision Blizzard, Inc.†	5.625%	9/15/2021	2,000	2,075,000
Activision Blizzard, Inc.†	6.125%	9/15/2023	625	653,125
Alliance Data Systems Corp.†	6.375%	4/1/2020	5,100	5,367,750
BMC Software Finance, Inc.†	8.125%	7/15/2021	1,500	1,552,500
Ceridian Corp.	11.25%	11/15/2015	500	506,250
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	1,000	965,869
First Data Corp.†	8.25%	1/15/2021	5,250	5,610,937
First Data Corp.†	11.25%	1/15/2021	1,475	1,635,406
First Data Corp.	12.625%	1/15/2021	2,306	2,718,198
Infor US, Inc.	9.375%	4/1/2019	1,000	1,130,000
NeuStar, Inc.	4.50%	1/15/2023	2,000	1,815,000
Nuance Communications, Inc.†	5.375%	8/15/2020	1,000	982,500

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services (continued)
SERENA Software, Inc.	10.375%	3/15/2016	$368	$369,840
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	1,250	1,390,625
SunGard Data Systems, Inc.	6.625%	11/1/2019	3,500	3,692,500
SunGard Data Systems, Inc.	7.625%	11/15/2020	400	438,000
Syniverse Holdings, Inc.	9.125%	1/15/2019	1,250	1,371,875
VeriSign, Inc.	4.625%	5/1/2023	2,335	2,241,600
Total				34,516,975

Specialty Retail 2.89%
Brookstone Co., Inc.†	13.00%	10/15/2014	528	406,560
Brown Shoe Co., Inc.	7.125%	5/15/2019	1,500	1,601,250
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	1,500	1,537,500
Claire’s Stores, Inc.†	7.75%	6/1/2020	600	561,000
Claire’s Stores, Inc.	8.875%	3/15/2019	2,000	2,070,000
Claire’s Stores, Inc.†	9.00%	3/15/2019	850	926,500
CST Brands, Inc.	5.00%	5/1/2023	1,350	1,309,500
DBP Holding Corp.†	7.75%	10/15/2020	2,235	2,235,000
J. Crew Group, Inc.	8.125%	3/1/2019	1,000	1,055,000
Limited Brands, Inc.	7.00%	5/1/2020	1,000	1,127,500
Limited Brands, Inc.	7.60%	7/15/2037	400	408,500
Limited Brands, Inc.	8.50%	6/15/2019	650	783,250
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	925	966,625
Michaels Stores, Inc.	7.75%	11/1/2018	600	654,000
Neiman Marcus Group Ltd., Inc.†	8.00%	10/15/2021	2,325	2,441,250
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	768	827,520
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	1,250	1,281,250
QVC, Inc.	4.375%	3/15/2023	900	843,009
QVC, Inc.†	7.375%	10/15/2020	1,200	1,294,248
Sally Holdings LLC/Sally Capital, Inc.	5.50%	11/1/2023	800	796,000
Sally Holdings LLC/Sally Capital, Inc.	5.75%	6/1/2022	700	731,500
Toys “R” Us Property Co. II LLC	8.50%	12/1/2017	1,000	1,035,000
Total				24,891,962

Steel Producers/Products 0.61%
Allegheny Technologies, Inc.	9.375%	6/1/2019	800	978,474
ArcelorMittal (Luxembourg)(d)	5.75%	8/5/2020	4,000	4,260,000
Total				5,238,474

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Support: Services 2.30%
ADT Corp. (The)	4.125%	6/15/2023	$850	$755,818
Ashtead Capital, Inc.†	6.50%	7/15/2022	350	374,938
Audatex North America, Inc.†	6.00%	6/15/2021	800	842,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.50%	4/1/2023	1,200	1,168,500
Compiler Finance Sub, Inc.†	7.00%	5/1/2021	2,050	2,044,875
FTI Consulting, Inc.	6.00%	11/15/2022	850	864,875
FTI Consulting, Inc.	6.75%	10/1/2020	1,370	1,486,450
Hertz Corp. (The)	5.875%	10/15/2020	1,700	1,770,125
Iron Mountain, Inc.	5.75%	8/15/2024	2,250	2,098,125
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	700	743,750
NESCO LLC/NESCO Holdings Corp.†	11.75%	4/15/2017	1,000	1,130,000
Rent-A-Center, Inc.	4.75%	5/1/2021	500	471,875
Sotheby’s†	5.25%	10/1/2022	3,000	2,827,500
United Rentals North America, Inc.	6.125%	6/15/2023	600	612,000
United Rentals North America, Inc.	7.375%	5/15/2020	500	556,875
United Rentals North America, Inc.	7.625%	4/15/2022	1,000	1,116,250
United Rentals North America, Inc.	8.25%	2/1/2021	825	934,312
Total				19,798,268

Telecommunications Equipment 0.10%
Alcatel-Lucent USA, Inc.	6.45%	3/15/2029	1,000	890,000

Telecommunications: Integrated/Services 3.42%
CenturyLink, Inc.	6.45%	6/15/2021	2,750	2,873,750
CenturyLink, Inc.	6.75%	12/1/2023	2,500	2,543,750
DigitalGlobe, Inc.†	5.25%	2/1/2021	1,700	1,666,000
Dycom Investments, Inc.	7.125%	1/15/2021	1,170	1,266,525
Equinix, Inc.	4.875%	4/1/2020	1,500	1,500,000
Equinix, Inc.	7.00%	7/15/2021	900	986,625
Frontier Communications Corp.	7.125%	1/15/2023	600	598,500
Frontier Communications Corp.	7.625%	4/15/2024	700	701,750
Frontier Communications Corp.	9.25%	7/1/2021	700	810,250
Hughes Satellite Systems Corp.	7.625%	6/15/2021	3,100	3,472,000
Intelsat Jackson Holdings SA (Luxembourg)(d)	7.25%	4/1/2019	650	705,250
Intelsat Jackson Holdings SA (Luxembourg)(d)	7.50%	4/1/2021	2,375	2,630,312
Intelsat Luxembourg SA (Luxembourg)†(d)	7.75%	6/1/2021	1,475	1,587,469
Intelsat Luxembourg SA (Luxembourg)†(d)	8.125%	6/1/2023	700	753,375
MasTec, Inc.	4.875%	3/15/2023	1,450	1,373,875

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Integrated/Services (continued)
Sable International Finance Ltd.†	8.75%	2/1/2020	$1,500	$1,695,000
SES (Luxembourg)†(d)	3.60%	4/4/2023	810	759,525
Softbank Corp. (Japan)†(d)	4.50%	4/15/2020	1,300	1,274,000
Verizon Communications, Inc.	5.15%	9/15/2023	1,100	1,183,329
ViaSat, Inc.	6.875%	6/15/2020	1,000	1,062,500
Total				29,443,785

Telecommunications: Wireless 4.40%
American Tower Corp.	4.70%	3/15/2022	2,700	2,703,326
CC Holdings GS V LLC/Crown Castle GS III Corp.	3.849%	4/15/2023	1,365	1,280,229
Clearwire Communications LLC/Clearwire Finance, Inc.†	14.75%	12/1/2016	400	547,000
Crown Castle International Corp.	5.25%	1/15/2023	2,000	1,970,000
Digicel Group Ltd. (Jamaica)†(d)	8.25%	9/30/2020	1,200	1,249,500
Digicel Group Ltd. (Jamaica)†(d)	10.50%	4/15/2018	2,000	2,150,000
Digicel Ltd. (Jamaica)†(d)	7.00%	2/15/2020	1,750	1,776,250
MetroPCS Wireless, Inc.	6.625%	11/15/2020	1,000	1,063,750
MetroPCS Wireless, Inc.	7.875%	9/1/2018	750	807,188
Millicom International Cellular SA (Luxembourg)†(d)	4.75%	5/22/2020	500	482,500
NII Capital Corp.	8.875%	12/15/2019	300	130,500
SBA Telecommunications, Inc.	5.75%	7/15/2020	1,750	1,828,750
Sprint Capital Corp.	6.90%	5/1/2019	3,500	3,841,250
Sprint Communications, Inc.†	7.00%	3/1/2020	1,250	1,400,000
Sprint Communications, Inc.	7.00%	8/15/2020	2,500	2,718,750
Sprint Corp.†	7.125%	6/15/2024	1,300	1,322,750
Sprint Corp.†	7.875%	9/15/2023	900	969,750
T-Mobile USA, Inc.	6.125%	1/15/2022	1,000	1,020,000
T-Mobile USA, Inc.	6.50%	1/15/2024	1,200	1,218,000
T-Mobile USA, Inc.	6.542%	4/28/2020	2,750	2,932,188
Telemovil Finance Co., Ltd. (El Salvador)†(d)	8.00%	10/1/2017	750	802,500
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Luxembourg)†(d)	7.748%	2/2/2021	575	626,031
Wind Acquisition Finance SA (Italy)†(d)	7.25%	2/15/2018	1,000	1,057,500
Wind Acquisition Finance SA (Italy)†(d)	11.75%	7/15/2017	3,250	3,461,250
Wind Acquisition Holdings Finance SA PIK (Italy)†(d)	12.25%	7/15/2017	525	525,354
Total				37,884,316

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2013

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Transportation (Excluding Air/Rail) 0.11%
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	$900	$945,000
Total High Yield Corporate Bonds (cost $614,458,841)				635,144,497

	Dividend	Shares
	Rate	(000)
PREFERRED STOCKS 0.43%

Agency/Government Related 0.02%
Fannie Mae*	Zero Coupon	21	179,375

Banking 0.22%
GMAC Capital Trust I	8.125%	25	668,500
Texas Capital Bancshares, Inc.	6.50%	40	841,600
U.S. Bancorp	3.50%	1	433,913
Total			1,944,013

Forestry/Paper 0.11%
Weyerhaeuser Co.	6.375%	17	963,888

Property & Casualty Insurance 0.08%
Allstate Corp. (The)	5.10%	27	661,578
Total Preferred Stocks (cost $4,193,440)			3,748,854

	Exercise	Expiration
	Price	Date
WARRANT 0.01%

Auto Parts & Equipment
Cooper-Standard Holdings, Inc.* (cost $24,655)	$27.33	11/27/2017	3	57,667
Total Long-Term Investments (cost $782,918,183)				824,307,757

Principal
Amount
(000)
SHORT-TERM INVESTMENTS 1.57%

CONVERTIBLE BOND 0.15%

Health Services
LifePoint Hospitals, Inc. (cost $1,308,059)	3.50%	5/15/2014	$1,200	1,310,250

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

	Principal
	Amount	Fair
Investments	(000)	Value
Repurchase Agreement 1.42%
Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $12,410,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014; value: $12,518,588; proceeds: $12,269,005 (cost $12,269,005)	$12,269	$12,269,005
Total Short-Term Investments (cost $13,577,064)		13,579,255
Total Investments in Securities 97.30% (cost $796,495,247)		837,887,012
Cash and Other Assets in Excess of Liabilities(i) 2.70%		23,243,085
Net Assets 100.00%		$861,130,097

CAD	Canadian dollar.
CHF	Swiss franc.
EUR	euro.
GBP	British pound.
ETF	Exchange Traded Fund.
PIK	Payment-in-kind.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of December 31, 2013.
(c)	Security converted to cash and common stock on January 8, 2014
(d)	Foreign security traded in U.S. dollars.
(e)	Defaulted security.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2013.
(g)	Debenture pays interest at an annual fixed rate of 8.00% through June 15, 2020. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 6.405% through December 29, 2049. This debenture is subject to full redemption at the option of the issuer any time prior to December 29, 2049.
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation (depreciation) on open forward foreign currency exchange contracts and futures contracts, as follows:

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2013

Open Forward Foreign Currency Exchange Contracts at December 31, 2013:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
euro	Sell	J.P. Morgan	2/21/2014	555,000	$749,706	$763,499	$(13,793)
euro	Sell	Goldman Sachs	3/11/2014	1,270,000	1,742,045	1,747,100	(5,055)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(18,848)

Open Futures Contracts at December 31, 2013:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
U.S. 10-Year Treasury Note	March 2014	204	Short	$(25,101,563)	$458,657

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Common Stocks	$32,268,100	$—	$—		$32,268,100
Convertible Bonds	—	90,863,922	—		90,863,922
Convertible Preferred Stocks
Aerospace/Defense	3,600,850	—	—		3,600,850
Banking	4,535,150	—	—		4,535,150
Electric: Integrated	5,188,100	—	—		5,188,100
Investments & Miscellaneous Financial Services	5,365,750	—	—		5,365,750
Life Insurance	1,103,900	—	—		1,103,900
Metals/Mining (Excluding Steel)	1,607,200	—	—		1,607,200
Railroads(3)	—	1,931,250	—		1,931,250
Real Estate Investment Trusts	1,004,000	—	—		1,004,000
Steel Producers/Products	260,000	—	—		260,000
Telecommunications: Integrated/Services	—	204,750	—		204,750
Telecommunications: Wireless	1,200,480	—	—		1,200,480
Floating Rate Loans(4)
Chemicals	—	1,021,880	—		1,021,880
Food & Drug Retailers	—	3,115,508	—		3,115,508
Food: Wholesale	—	2,675,864	228,570		2,904,434
Health Facilities	—	2,795,122	—		2,795,122
Investments & Miscellaneous Financial Services	—	—	1,782,812		1,782,812
Machinery	—	1,000,611	—		1,000,611
Media: Broadcast	—	1,868,184	—		1,868,184
Media: Cable	—	1,505,250	—		1,505,250
Media: Services	—	4,777,535	—		4,777,535
Oil Field Equipment & Services	—	2,047,080	—		2,047,080
Software/Services	—	2,682,566	—		2,682,566
Specialty Retail	—	843,389	—		843,389
Foreign Bond	—	641,500	—		641,500
Foreign Government Obligation	—	768,722	—		768,722
Government Sponsored Enterprises Pass-throughs	—	9,778,944	—		9,778,944
High Yield Corporate Bonds
Banking	—	12,984,551	125	(5)	12,984,676
Other	—	622,159,821	—		622,159,821
Preferred Stocks
Banking	1,510,100	433,913	—		1,944,013
Other	1,804,841	—	—		1,804,841
Warrants	57,667	—	—		57,667
Repurchase Agreement	—	12,269,005	—		12,269,005
Total	$59,506,138	$776,369,367	$2,011,507		$837,887,012

See Notes to Financial Statements.	35

Schedule of Investments (concluded)

December 31, 2013

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$—	$—	$—
Liabilities	—	(18,848)	—	(18,848)
Futures Contracts
Assets	458,657	—	—	458,657
Liabilities	—	—	—	—
Unfunded Commitments
Assets	—	6,215	—	6,215
Liabilities	—	—	—	—
Total	$458,657	$(12,633)	$—	$446,024

(1)	Refer to note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	As of December 31, 2013, Genesee & Wyoming, Inc. was categorized as Level 2 due to limited market activity resulting in observable input pricing. During the fiscal year ended December 31, 2013, $1,114,100 was transferred from Level 1 to Level 2.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(5)	High Yield Corporate Bonds categorized as Level 3 investment is Washington Mutual Bank.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Floating Rate Loans	High Yield Corporate Bond
Balance as of January 1, 2013	$2,557,862	$125
Accrued discounts/premiums	14,308	—
Realized gain (loss)	40,082	—
Change in unrealized appreciation/depreciation	(44,681)	—
Purchases	1,995,850	—
Sales	(2,552,039)	—
Net transfers in or out of Level 3	0	—
Balance as of December 31, 2013	$2,011,382	$125

36	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $796,495,247)	$837,887,012
Cash	11,928,388
Receivables:
Interest and dividends	11,422,831
Capital shares sold	2,206,082
Investment securities sold	462,835
From advisor (See Note 3)	49,767
Variation margin	35,063
Unrealized appreciation on unfunded commitments	6,215
Prepaid expenses and other assets	4,987
Total assets	864,003,180
LIABILITIES:
Payables:
Investment securities purchased	1,557,421
Management fee	360,896
Capital shares reacquired	171,742
Directors’ fees	79,262
Fund administration	28,872
Unrealized depreciation on forward foreign currency exchange contracts	18,848
Accrued expenses	656,042
Total liabilities	2,873,083
NET ASSETS	$861,130,097
COMPOSITION OF NET ASSETS:
Paid-in capital	$818,316,915
Distributions in excess of net investment income	(411,478)
Accumulated net realized gain on investments, futures contracts and foreign currency related transactions	1,385,121
Net unrealized appreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	41,839,539
Net Assets	$861,130,097
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	69,965,975
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.31

See Notes to Financial Statements.	37

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Dividends	$1,810,677
Interest and other	46,041,132
Total investment income	47,851,809
Expenses:
Management fee	4,132,831
Non 12b-1 service fees	2,892,982
Fund administration	330,627
Reports to shareholders	147,294
Shareholder servicing	77,117
Professional	67,506
Directors’ fees	33,673
Custody	24,164
Other	20,259
Gross expenses	7,726,453
Expense reductions (See Note 9)	(869)
Management fee waived (See Note 3)	(286,488)
Net expenses	7,439,096
Net investment income	40,412,713
Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	20,523,010
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	3,148,752
Net realized and unrealized gain	23,671,762
Net Increase in Net Assets Resulting From Operations	$64,084,475

38	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$40,412,713	$39,624,470
Net realized gain on investments, futures contracts and foreign currency related transactions	20,523,010	13,973,867
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	3,148,752	27,485,447
Net increase in net assets resulting from operations	64,084,475	81,083,784
Distributions to shareholders from:
Net investment income	(42,075,709)	(42,305,323)
Net realized gain	(16,764,101)	(9,464,538)
Total distributions to shareholders	(58,839,810)	(51,769,861)
Capital share transactions (See Note 13):
Proceeds from sales of shares	222,924,997	184,525,699
Reinvestment of distributions	58,839,810	51,769,861
Cost of shares reacquired	(199,604,610)	(117,838,560)
Net increase in net assets resulting from capital share transactions	82,160,197	118,457,000
Net increase in net assets	87,404,862	147,770,923
NET ASSETS:
Beginning of year	$773,725,235	$625,954,312
End of year	$861,130,097	$773,725,235
Distributions in excess of net investment income	$(411,478)	$(2,536,766)

See Notes to Financial Statements.	39

Financial Highlights

	Year Ended 12/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.21	$11.64	$11.93	$11.28	$8.91
Investment operations:
Net investment income(a)	.62	.71	.73	.73	.75
Net realized and unrealized gain (loss)	.39	.74	(.21)	.66	2.32
Total from investment operations	1.01	1.45	.52	1.39	3.07
Distributions to shareholders from:
Net investment income	(.65)	(.72)	(.72)	(.74)	(.70)
Net realized gain	(.26)	(.16)	(.09)	—	—
Total distributions	(.91)	(.88)	(.81)	(.74)	(.70)
Net asset value, end of year	$12.31	$12.21	$11.64	$11.93	$11.28
Total Return(b)	8.17%	12.53%	4.38%	12.31%	34.31%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.90%	.90%	.86%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.90%	.90%	.86%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.93%	.93%	.93%	.94%	.96%
Net investment income	4.89%	5.68%	5.92%	6.12%	7.11%

Supplemental Data:
Net assets, end of year (000)	$861,130	$773,725	$625,954	$544,995	$453,589
Portfolio turnover rate	49.59%	46.31%	33.43%	39.29%	51.76%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

40	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions,

Notes to Financial Statements (continued)

market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2010 through December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2013, the Fund had the following unfunded loan commitment:

Security Name
Diamond Foods, Inc. Revolver	$257,597

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only by the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

Notes to Financial Statements (continued)

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$47,339,234	$43,622,015
Net long-term capital gains	11,500,576	8,147,846
Total distributions paid	$58,839,810	$51,769,861

As of December 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$323,362
Undistributed long-term capital gains	3,039,180
Total undistributed earnings	$3,362,542
Temporary differences	(79,262)
Unrealized gains – net	39,529,902
Total accumulated gains – net	$42,813,182

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$798,365,140
Gross unrealized gain	49,414,491
Gross unrealized loss	(9,892,619)
Net unrealized security gain	$39,521,872

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, premium amortization and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$3,788,284	$(3,788,284)

The permanent differences are primarily attributable to the tax treatment of premium amortization, certain securities, certain distributions received and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$20,467,188	$431,217,273	$12,795,973	$381,237,969

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2013 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2013 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of December 31, 2013, the Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Fair Value
Futures Contracts(1)	$458,657	$—	$458,657
Total	$458,657	$—	$458,657
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$—	$18,848	$18,848
Total	$—	$18,848	$18,848

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended December 31, 2013, were as follows:

	Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$—	$(127,652)	$(127,652)
Futures Contracts	238,758	—	238,758
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$—	$28,665	$28,665
Futures Contracts	430,332	—	430,332
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	—	1,740,788	1,740,788
Futures Contracts(4)	139	—	139

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2013.
(1)	Statement of Operations location: Net realized gain on investments, futures contracts and foreign currency related transactions.
(2)	Statement of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

Notes to Financial Statements (continued)

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$12,269,005	$—	$12,269,005
Total	$12,269,005	$—	$12,269,005

	Net Amounts of Assets Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments Collateral(a)	Cash Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$12,269,005	$(12,269,005)	$—	$—
Total	$12,269,005	$(12,269,005)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$18,848	$—	$18,848
Total	$18,848	$—	$18,848

	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments Collateral(a)	Cash Collateral Pledged(a)	Net Amount(c)
Goldman Sachs	$5,055	$—	$—	$5,055
J.P. Morgan	13,793	—	—	13,793
Total	$18,848	$—	$—	$18,848

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) presented in the tables presented above, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.
(c)	Net Amount represents amounts owed by the Fund to each counterparty as of December 31, 2013.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the fiscal year ended December 31, 2013, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended December 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of December 31, 2013, there were no loans outstanding pursuant to this Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes

Notes to Financial Statements (continued)

called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Notes to Financial Statements (concluded)

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	17,588,835	14,830,228
Reinvestment of distributions	4,791,663	4,238,782
Shares reacquired	(15,758,431)	(9,515,483)
Increase	6,622,067	9,553,527

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 18, 2014

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr . Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

 Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and three-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 2% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2013, $5,263,525 and $11,500,576, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Bond-Debenture Portfolio	LASFBD-2-1213 (02/14)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2013

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

26	Statement of Assets and Liabilities

27	Statement of Operations

28	Statements of Changes in Net Assets

29	Financial Highlights

30	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio

Annual Report

For the fiscal year ended December 31, 2013

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Total Return Portfolio for the fiscal year ended December 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the 12-month period ended December 31, 2013, the Fund returned -1.10%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index,1 which returned -1.35% over the same period.

During the 12-month period, credit sectors of the bond market outperformed Treasuries, due to demand for higher yielding investments, and were supported by continued monetary stimulus by the Federal Reserve. Interest rates rose and credit spreads tightened during the period.

1

Lower-rated investment-grade corporate bonds outperformed higher-rated issues during the period. An overweight as well as security selection within investment-grade corporates helped the Fund’s relative performance, as the Fund concentrated on ‘BBB’-rated bonds, which outperformed higher-rated issues. Also contributing to the Fund’s relative performance was its exposure to high-yield corporate bonds; however, this was partially offset by security selection within the sector.

The Fund’s allocation to commercial mortgage-backed securities (CMBS) added to relative performance. Although the Fund reduced its exposure to this sector during the period, the portfolio’s overweight in the sector helped relative performance. Security selection within CMBS also added to relative performance.

An underweight to fixed-rate mortgage-backed securities (MBS) slightly detracted from the Fund’s relative performance, as this sector outperformed the majority of other sectors within the bond market during the period. Security selection, however, within the Fund’s fixed-rate MBS allocation contributed positively to relative performance. The Fund favored 30-year pass-through securities over 15-year pass-through mortgage pools.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

2

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2013
	1 Year	Life of Class
Class VC2	-1.10%	5.22%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/13 – 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class VC
Actual	$1,000.00	$1,011.30	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.99	$3.26

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2013

Sector*	%**
Auto	0.35%
Basic Industry	0.91%
Consumer Cyclical	2.39%
Consumer Discretionary	0.65%
Consumer Services	0.96%
Consumer Staples	1.96%
Energy	4.55%
Financial Services	19.43%
Foreign Government	1.35%
Health Care	0.80%
Integrated Oils	1.89%
Materials and Processing	3.09%
Municipal	1.58%
Producer Durables	0.73%
Technology	1.18%
Telecommunications	1.02%
Transportation	0.71%
U.S. Government	50.13%
Utilities	1.86%
Repurchase Agreement	4.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 106.52%

ASSET-BACKED SECURITIES 11.87%

Automobiles 4.97%
Ally Auto Receivables Trust 2012-1 A3	0.93%	2/16/2016	$216	$216,534
Ally Auto Receivables Trust 2012-2 A3	0.74%	4/15/2016	307	307,662
Ally Auto Receivables Trust 2012-SN1 A2	0.51%	12/22/2014	122	121,626
Ally Auto Receivables Trust 2013-2 A2A	0.54%	7/15/2016	154	154,036
Ally Auto Receivables Trust 2013-SN1 A2	0.52%	5/20/2015	530	529,499
AmeriCredit Automobile Receivables Trust 2011-4 A3	1.17%	5/9/2016	256	256,852
AmeriCredit Automobile Receivables Trust 2012-1 A2	0.91%	10/8/2015	13	12,595
AmeriCredit Automobile Receivables Trust 2012-2 A2	0.76%	10/8/2015	18	18,190
AmeriCredit Automobile Receivables Trust 2012-3 A2	0.71%	12/8/2015	41	41,511
AmeriCredit Automobile Receivables Trust 2012-4 A2	0.49%	4/8/2016	233	233,172
AmeriCredit Automobile Receivables Trust 2013-1 A2	0.49%	6/8/2016	414	414,091
AmeriCredit Automobile Receivables Trust 2013-3 A2	0.68%	10/11/2016	110	110,059
AmeriCredit Automobile Receivables Trust 2013-4 A2	0.74%	11/8/2016	125	125,140
AmeriCredit Automobile Receivables Trust 2013-5 A2A	0.65%	3/8/2017	170	170,099
Capital Auto Receivables Asset Trust 2013-1 A1	0.47%	3/20/2015	95	94,971
CarMax Auto Owner Trust 2011-1 A3	1.29%	9/15/2015	21	21,380
CarMax Auto Owner Trust 2011-3 A3	1.07%	6/15/2016	134	134,879
CarMax Auto Owner Trust 2012-2 A2	0.64%	5/15/2015	6	6,043
CarMax Auto Owner Trust 2012-3 A2	0.43%	9/15/2015	91	90,832
CarMax Auto Owner Trust 2013-4 A2	0.52%	11/15/2016	380	380,122
Ford Credit Auto Lease Trust 2012-A A3	0.85%	1/15/2015	57	57,103
Ford Credit Auto Owner Trust 2013-D A2	0.45%	8/15/2016	190	190,006
Honda Auto Receivables Owner Trust 2012-1 A3	0.77%	1/15/2016	192	192,598
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%	9/18/2017	318	318,388
Huntington Auto Trust 2012-2 A2	0.38%	9/15/2015	126	125,759
Hyundai Auto Lease Securitization Trust 2012-A A2†	0.68%	1/15/2015	3	2,903
Hyundai Auto Receivables Trust 2013-C A2	0.57%	6/15/2016	400	400,503

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Mercedes-Benz Auto Lease Trust 2013-B A2	0.53%		9/15/2015	$365		$364,952
Nissan Auto Lease Trust 2011-B A3	0.92%		2/16/2015	38		38,425
Santander Drive Auto Receivables Trust 2012-2 A2	0.91%		5/15/2015	—	(a)	329
Santander Drive Auto Receivables Trust 2012-2 A3	1.22%		12/15/2015	80		80,128
Santander Drive Auto Receivables Trust 2012-3 A3	1.08%		4/15/2016	155		155,556
Santander Drive Auto Receivables Trust 2012-4 A2	0.79%		8/17/2015	33		32,598
Santander Drive Auto Receivables Trust 2012-4 A3	1.04%		8/15/2016	600		601,381
Santander Drive Auto Receivables Trust 2012-AA A2†	0.55%		2/16/2016	212		212,027
Santander Drive Auto Receivables Trust 2013-2 A2	0.47%		3/15/2016	85		85,117
Santander Drive Auto Receivables Trust 2013-3 A2	0.55%		9/15/2016	134		133,627
Toyota Auto Receivables Owner Trust 2013-B A2	0.48%		2/15/2016	380		380,344
Volkswagen Auto Lease Trust 2012-A A3	0.87%		7/20/2015	235		235,252
World Omni Auto Receivables Trust 2013-B A2	0.48%		11/15/2016	290		290,049
Total						7,336,338

Credit Cards 4.11%
American Express Credit Account Master Trust 2007-2 A	0.217%	#	9/15/2016	335		334,941
American Express Credit Account Master Trust 2009-2 A	1.417%	#	3/15/2017	450		453,405
Bank of America Credit Card Trust 2007-A10	0.237%	#	12/15/2016	625		625,010
Bank of America Credit Card Trust 2007-A3	0.187%	#	11/15/2016	325		324,943
Bank of America Credit Card Trust 2007-A6	0.227%	#	9/15/2016	200		199,991
Bank One Issuance Trust 2004-A3	0.337%	#	2/15/2017	115		115,057
Capital One Multi-Asset Execution Trust 2004-A1	0.377%	#	12/15/2016	130		130,025
Chase Issuance Trust 2012-A1	0.267%	#	5/16/2016	725		725,015
Citibank Credit Card Issuance Trust 2002-A4	0.418%	#	6/7/2016	540		540,227
Citibank Credit Card Issuance Trust 2009-A4	4.90%		6/23/2016	440		449,474
Discover Card Execution Note Trust 2011-A1	0.517%	#	8/15/2016	450		450,173
Discover Card Execution Note Trust 2011-A3 A	0.377%	#	3/15/2017	300		300,126
Discover Card Execution Note Trust 2012-A2	0.317%	#	10/17/2016	285		285,069
Discover Card Master Trust I 2007-2 A	0.247%	#	9/15/2016	215		214,950
Dryrock Issuance Trust 2012-1 A	0.317%	#	8/15/2017	500		499,625
GE Capital Credit Card Master Note Trust 2011-1 A	0.717%	#	1/15/2017	425		425,078
Total						6,073,109

Home Equity 0.53%
Asset Backed Securities Corp. Home Equity Loan Trust Series AEG 2006-HE1 A3	0.366%	#	1/25/2036	229		218,208

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Home Equity (continued)
Asset Backed Securities Corp. Home Equity
Loan Trust Series NC 2006-HE4 A5	0.326%	#	5/25/2036	$51	$46,290
Home Equity Asset Trust 2006-6 2A2	0.276%	#	11/25/2036	91	90,560
Home Equity Asset Trust 2006-7 2A2	0.276%	#	1/25/2037	164	160,175
Home Equity Asset Trust 2006-8 2A2	0.275%	#	3/25/2037	80	78,901
New Century Home Equity Loan Trust 2005-A A6	4.95%		8/25/2035	162	159,706
Option One Mortgage Loan Trust 2005-1 A4	0.966%	#	2/25/2035	28	27,594
Total					781,434

Other 2.26%
First Franklin Mortgage Loan Trust 2006-FF17 A4	0.266%	#	12/25/2036	58	57,703
HLSS Servicer Advance Receivables Backed Notes 2012-T2 A2†	1.99%		10/15/2045	100	100,710
HLSS Servicer Advance Receivables Backed Notes 2013-T1 A2†	1.495%		1/16/2046	100	99,708
HLSS Servicer Advance Receivables Backed Notes 2013-T1 B2†	1.744%		1/16/2046	150	150,319
HLSS Servicer Advance Receivables Backed Notes 2013-T1 C1†	1.644%		1/15/2044	100	100,001
HLSS Servicer Advance Receivables Backed Notes 2013-T2 A2†	1.147%		5/16/2044	100	99,511
HLSS Servicer Advance Receivables Backed Notes 2013-T2 D2†	2.388%		5/16/2044	100	99,663
HLSS Servicer Advance Receivables Backed Notes 2013-T3 B3†	2.14%		5/15/2046	100	98,575
HLSS Servicer Advance Receivables Backed Notes 2013-T6 AT6†	1.287%		9/15/2044	170	169,942
HLSS Servicer Advance Receivables Backed Notes 2013-T7 A7†	1.79%		11/15/2046	250	249,629
HLSS Servicer Advance Receivables Backed Notes 2013-T7 C7†	2.34%		11/15/2046	500	499,257
M&T Bank Auto Receivables Trust 2013-1A A2†	0.66%		2/16/2016	360	360,387
Morgan Stanley ABS Capital I 2006-HE1 A3	0.346%	#	1/25/2036	15	14,550
Nationstar Mortgage Advance Receivables Trust 2013-T1A A1†	1.08%		6/20/2044	100	99,937
Nationstar Mortgage Advance Receivables Trust 2013-T1A B1†	1.379%		6/20/2044	100	99,937
Nationstar Mortgage Advance Receivables Trust 2013-T1A D1†	2.239%		6/20/2044	100	99,905
Nationstar Mortgage Advance Receivables Trust 2013-T3A A3†	2.438%		6/20/2048	100	98,790

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Saxon Asset Securities Trust 2006-3 A2	0.275%	#	10/25/2046	$5	$4,514
Securitized Asset Backed Receivables LLC Trust 2005-FR5 A1B	0.446%	#	8/25/2035	137	132,003
SLM Student Loan Trust 2006-4 A4	0.318%	#	4/25/2023	125	124,969
SLM Student Loan Trust 2010-A 2A†	3.417%	#	5/16/2044	68	72,222
SLM Student Loan Trust 2011-1 A1	0.685%	#	3/25/2026	68	67,623
SLM Student Loan Trust 2012-C A1†	1.267%	#	8/15/2023	340	341,851
Structured Asset Securities Corp. 2006-GEL3 A2†	0.396%	#	7/25/2036	13	12,468
Structured Asset Securities Corp. 2007-BC2 A3	0.296%	#	3/25/2037	89	86,398
Total					3,340,572
Total Asset-Backed Securities (cost $17,520,015)					17,531,453

CORPORATE BONDS 35.13%

Aerospace/Defense 0.01%
Embraer SA (Brazil)(b)	5.15%		6/15/2022	10	10,025

Apparel 0.41%
J. Crew Group, Inc.	8.125%		3/1/2019	175	184,625
PVH Corp.	7.75%		11/15/2023	361	418,218
Total					602,843

Auto Parts: Original Equipment 0.02%
International Automotive Components Group SA (Luxembourg)†(b)	9.125%		6/1/2018	30	31,425

Automotive 0.26%
Ford Motor Co.	6.375%		2/1/2029	40	44,117
Ford Motor Co.	6.625%		10/1/2028	9	10,129
Ford Motor Co.	7.45%		7/16/2031	270	331,532
Total					385,778

Banks: Diversified 2.53%
Bank of America Corp.	5.625%		7/1/2020	70	80,100
Bank of America Corp.	5.875%		1/5/2021	170	195,681
Compagnie de Financement Foncier SA (France)†(b)	0.992%	#	4/17/2014	100	100,141
DnB NOR Boligkreditt AS (Norway)†(b)	2.10%		10/14/2016	280	287,280
Goldman Sachs Group, Inc. (The)	5.25%		7/27/2021	72	78,953
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	450	507,388
Goldman Sachs Group, Inc. (The)	5.95%		1/15/2027	191	203,301
JPMorgan Chase & Co.	4.35%		8/15/2021	123	129,842
Lloyds TSB Bank plc (United Kingdom)†(b)	6.50%		9/14/2020	102	116,107

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks: Diversified (continued)
Macquarie Bank Ltd. (Australia)†(b)	6.625%	4/7/2021	$256	$283,532
Morgan Stanley	4.10%	5/22/2023	75	72,721
Morgan Stanley	5.00%	11/24/2025	224	225,170
Morgan Stanley	5.50%	7/28/2021	152	170,120
National Savings Bank (Sri Lanka)†(b)	8.875%	9/18/2018	200	213,750
Regions Financial Corp.	7.75%	11/10/2014	8	8,442
Santander UK plc (United Kingdom)†(b)	5.00%	11/7/2023	400	402,263
Turkiye Halk Bankasi AS (Turkey)†(b)	3.875%	2/5/2020	200	175,980
Wells Fargo & Co.	3.45%	2/13/2023	513	485,942
Total				3,736,713

Banks: Money Center 0.72%
Banco Nacional de Costa Rica (Costa Rica)†(b)	6.25%	11/1/2023	230	223,675
BBVA Banco Continental SA (Peru)†(b)	5.00%	8/26/2022	200	200,500
SVB Financial Group	5.375%	9/15/2020	396	437,350
Zions Bancorporation	4.50%	3/27/2017	40	42,385
Zions Bancorporation	4.50%	6/13/2023	166	162,116
Total				1,066,026

Beverages 1.07%
Central American Bottling Corp.†	6.75%	2/9/2022	411	421,275
Corporacion Lindley SA (Peru)†(b)	4.625%	4/12/2023	260	240,500
Cott Beverages, Inc.	8.375%	11/15/2017	5	5,225
Embotelladora Andina SA (Chile)†(b)	5.00%	10/1/2023	200	201,162
Fomento Economico Mexicano SAB de CV (Mexico)(b)	2.875%	5/10/2023	150	133,299
Fomento Economico Mexicano SAB de CV (Mexico)(b)	4.375%	5/10/2043	300	249,019
Pernod Ricard SA (France)†(b)	5.75%	4/7/2021	300	331,175
Total				1,581,655

Biotechnology Research & Production 0.35%
Amgen, Inc.	6.40%	2/1/2039	453	520,298

Broadcasting 0.10%
Cox Communications, Inc.†	8.375%	3/1/2039	115	140,285

Brokers 0.47%
Jefferies Group, Inc.	6.875%	4/15/2021	271	310,032
Raymond James Financial, Inc.	8.60%	8/15/2019	310	390,304
Total				700,336

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Building Materials 0.59%
Building Materials Corp. of America†	7.00%	2/15/2020	$236	$254,880
Nortek, Inc.	10.00%	12/1/2018	25	27,719
Owens Corning, Inc.	9.00%	6/15/2019	295	364,605
Voto-Votorantim Ltd.†	6.75%	4/5/2021	200	219,000
Total				866,204

Business Services 0.23%
Expedia, Inc.	5.95%	8/15/2020	51	55,277
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	61	64,050
Iron Mountain, Inc.	8.375%	8/15/2021	208	225,160
Total				344,487

Cable Services 0.29%
Mediacom Communications Corp.	9.125%	8/15/2019	103	111,884
Time Warner Cable, Inc.	6.55%	5/1/2037	125	116,000
Time Warner Cable, Inc.	7.30%	7/1/2038	194	194,001
Total				421,885

Chemicals 1.02%
CF Industries, Inc.	7.125%	5/1/2020	368	431,910
Grupo Idesa SA de CV (Mexico)†(b)	7.875%	12/18/2020	225	228,375
Methanex Corp. (Canada)(b)	5.25%	3/1/2022	390	413,577
Montell Finance Co. BV (Netherlands)†(b)	8.10%	3/15/2027	230	291,050
NewMarket Corp.	4.10%	12/15/2022	135	128,842
Yara International ASA (Norway)†(b)	5.25%	12/15/2014	15	15,560
Total				1,509,314

Communications Technology 0.23%
Juniper Networks, Inc.	4.60%	3/15/2021	333	338,269

Computer Hardware 0.20%
Hewlett-Packard Co.	6.125%	3/1/2014	300	302,553

Computer Software 0.52%
Autodesk, Inc.	3.60%	12/15/2022	160	148,025
Netflix, Inc.†	5.375%	2/1/2021	316	321,530
SunGard Data Systems, Inc.	7.375%	11/15/2018	280	297,150
Total				766,705

Consumer Products 0.15%
Tupperware Brands Corp.	4.75%	6/1/2021	225	226,622

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Containers 0.38%
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	$175	$162,750
Rock-Tenn Co.	4.90%	3/1/2022	392	404,189
Total				566,939

Copper 0.03%
Southern Copper Corp.	5.25%	11/8/2042	63	51,407

Data Product, Equipment & Communications 0.28%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	300	306,750
Total System Services, Inc.	3.75%	6/1/2023	116	107,435
Total				414,185

Diversified 0.13%
Tenedora Nemak SA de CV (Mexico)†(b)	5.50%	2/28/2023	200	196,500

Drugs 0.31%
CFR International SpA (Chile)†(b)	5.125%	12/6/2022	200	184,674
Hospira, Inc.	5.80%	8/12/2023	176	182,136
Salix Pharmaceuticals Ltd.†	6.00%	1/15/2021	85	87,337
Total				454,147

Electric: Power 1.51%
CEZ AS (Czech Republic)†(b)	4.25%	4/3/2022	100	100,395
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	301	344,767
Entergy Corp.	5.125%	9/15/2020	552	583,802
Indiantown Cogeneration LP	9.77%	12/15/2020	64	70,070
Listrindo Capital BV (Netherlands)†(b)	6.95%	2/21/2019	200	209,500
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.	10.875%	6/1/2016	15	15,685
Perusahaan Listrik Negara PT (Indonesia)†(b)	5.50%	11/22/2021	200	193,500
PPL WEM Holdings plc (United Kingdom)†(b)	5.375%	5/1/2021	550	585,698
Red Oak Power LLC	8.54%	11/30/2019	102	109,488
Texas-New Mexico Power Co.†	9.50%	4/1/2019	12	15,414
Total				2,228,319

Electrical: Household 0.10%
Energizer Holdings, Inc.	4.70%	5/19/2021	141	142,652

Electronics 0.15%
PerkinElmer, Inc.	5.00%	11/15/2021	225	227,401

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy Equipment & Services 0.80%
Cameron International Corp.	7.00%	7/15/2038	$80	$97,040
Energy Transfer Partners LP	6.125%	2/15/2017	58	64,558
Energy Transfer Partners LP	6.625%	10/15/2036	30	32,427
Energy Transfer Partners LP	7.50%	7/1/2038	80	94,148
Energy Transfer Partners LP	9.00%	4/15/2019	295	373,251
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	370	390,228
Stone Energy Corp.	7.50%	11/15/2022	125	131,250
Total				1,182,902

Engineering & Contracting Services 0.38%
AGCO Corp.	5.875%	12/1/2021	27	28,877
OAS Investments GmbH (Austria)†(b)	8.25%	10/19/2019	200	196,000
URS Corp.†	5.50%	4/1/2022	335	330,510
Total				555,387

Entertainment 0.51%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.375%	6/1/2020	100	108,750
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	198	215,820
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	127	140,017
Seminole Indian Tribe of Florida†	6.535%	10/1/2020	200	220,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	75	74,391
Total				758,978

Fertilizers 0.05%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	58	68,866

Financial Services 1.60%
Air Lease Corp.	4.75%	3/1/2020	156	162,825
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	125	120,734
General Electric Capital Corp.	6.75%	3/15/2032	801	994,681
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	199	209,945
Lender Processing Services, Inc.	5.75%	4/15/2023	139	144,560
Marsh & McLennan Cos., Inc.	9.25%	4/15/2019	65	84,297
Merrill Lynch & Co., Inc.	5.70%	5/2/2017	25	27,810
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	155	153,291
Virgin Media Secured Finance plc (United Kingdom)(b)	6.50%	1/15/2018	285	296,044
Western Union Co. (The)	3.35%	5/22/2019	175	174,900
Total				2,369,087

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial: Miscellaneous 0.32%
Moody’s Corp.	4.875%	2/15/2024	$100	$100,107
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	56	60,664
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	281	305,225
Total				465,996

Food 0.83%
Alicorp SAA (Peru)†(b)	3.875%	3/20/2023	300	270,750
Cencosud SA (Chile)†(b)	4.875%	1/20/2023	400	375,270
Cosan Luxembourg SA (Luxembourg)†(b)	5.00%	3/14/2023	200	174,260
ESAL GmbH (Austria)†(b)	6.25%	2/5/2023	200	180,500
Flowers Foods, Inc.	4.375%	4/1/2022	65	64,130
Grupo Bimbo SAB de CV (Mexico)†(b)	4.875%	6/30/2020	100	104,480
Mondelez International, Inc.	6.50%	11/1/2031	45	51,344
Total				1,220,734

Gaming 0.02%
CCM Merger, Inc.†	9.125%	5/1/2019	25	26,250

Health Care Products 0.09%
Life Technologies Corp.	6.00%	3/1/2020	112	128,859

Health Care Services 0.20%
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	165	179,850
DaVita Healthcare Partner Inc.	6.625%	11/1/2020	71	76,503
Dignity Health	4.50%	11/1/2042	42	34,044
Total				290,397

Industrial Products 0.25%
KOC Holding AS (Turkey)†(b)	3.50%	4/24/2020	200	172,240
Mueller Water Products, Inc.	7.375%	6/1/2017	187	192,610
Total				364,850

Insurance 0.37%
CNO Financial Group, Inc.†	6.375%	10/1/2020	184	196,880
Markel Corp.	7.125%	9/30/2019	142	169,278
Willis North America, Inc.	7.00%	9/29/2019	151	174,928
Total				541,086

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Investment Management Companies 0.25%
Lazard Group LLC	4.25%	11/14/2020	$125	$124,913
Lazard Group LLC	6.85%	6/15/2017	180	203,109
Oaktree Capital Management LP†	6.75%	12/2/2019	40	46,979
Total				375,001

Leasing 0.24%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.875%	7/11/2022	342	351,460

Leisure 0.51%
Carnival plc (United Kingdom)(b)	7.875%	6/1/2027	277	326,599
Easton-Bell Sports, Inc.	9.75%	12/1/2016	102	106,974
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	295	316,387
Total				749,960

Lodging 0.66%
Host Hotels & Resorts LP	5.25%	3/15/2022	459	479,267
Hyatt Hotels Corp.†	6.875%	8/15/2019	369	419,277
Sugarhouse HSP Gaming Prop. Mezz.
LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	83	80,510
Total				979,054

Machinery: Agricultural 0.31%
Lorillard Tobacco Co.	8.125%	6/23/2019	302	368,299
Lorillard Tobacco Co.	8.125%	5/1/2040	78	94,210
Total				462,509

Machinery: Oil Well Equipment & Services 0.51%
National Oilwell Varco, Inc.	6.125%	8/15/2015	42	42,048
Pride International, Inc.	8.50%	6/15/2019	558	704,462
Total				746,510

Manufacturing 0.19%
Hillenbrand, Inc.	5.50%	7/15/2020	125	131,783
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022	139	149,078
Total				280,861

Media 1.04%
21st Century Fox America, Inc.	6.20%	12/15/2034	106	117,695
21st Century Fox America, Inc.	6.90%	8/15/2039	204	243,933
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	5.00%	3/1/2021	408	429,253
Globo Comunicacao e Participacoes SA (Brazil)†(b)	4.875%	4/11/2022	300	297,750
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	209	200,355

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Time Warner, Inc.	7.625%	4/15/2031	$156	$197,945
Videotron Ltee (Canada)(b)	9.125%	4/15/2018	47	49,350
Total				1,536,281

Metal Fabricating 0.16%
Severstal Columbus LLC	10.25%	2/15/2018	215	228,975

Metals & Minerals: Miscellaneous 0.64%
Anglo American Capital plc (United Kingdom)†(b)	9.375%	4/8/2019	400	507,388
Barrick Gold Corp. (Canada)(b)	4.10%	5/1/2023	192	173,875
Barrick North America Finance LLC	4.40%	5/30/2021	87	83,898
Compass Minerals International, Inc.	8.00%	6/1/2019	45	47,981
KGHM International Ltd. (Canada)†(b)	7.75%	6/15/2019	128	135,680
Total				948,822

Natural Gas 0.05%
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2	2,191
Spectra Energy Capital LLC	5.50%	3/1/2014	4	4,031
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	52	67,340
Total				73,562

Oil 2.44%
Afren plc (United Kingdom)†(b)	6.625%	12/9/2020	250	251,250
Antero Resources Finance Corp.	7.25%	8/1/2019	40	43,200
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	7.875%	4/15/2022	104	108,680
Canadian Oil Sands Ltd. (Canada)†(b)	7.75%	5/15/2019	286	343,263
Chaparral Energy, Inc.	7.625%	11/15/2022	42	45,150
Chaparral Energy, Inc.	8.25%	9/1/2021	122	132,980
CNOOC Curtis Funding No 1 Pty Ltd. (Australia)†(b)	4.50%	10/3/2023	200	198,884
Concho Resources, Inc.	5.50%	4/1/2023	212	219,420
Continental Resources, Inc.	8.25%	10/1/2019	64	70,240
Ecopetrol SA (Colombia)(b)	5.875%	9/18/2023	250	264,375
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	258	277,995
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(b)	7.50%	2/11/2020	400	409,000
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	200	218,000
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	50	54,375
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	131	146,065
MEG Energy Corp. (Canada)†(b)	6.375%	1/30/2023	287	290,229
MEG Energy Corp. (Canada)†(b)	6.50%	3/15/2021	36	38,070

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
SEACOR Holdings, Inc.	7.375%	10/1/2019	$302	$328,425
Valero Energy Corp.	10.50%	3/15/2039	108	162,653
Total				3,602,254

Oil: Crude Producers 1.55%
Enable Oklahoma Intrastate Transmission LLC†	6.875%	7/15/2014	13	13,369
Enbridge Energy Partners LP	9.875%	3/1/2019	225	291,431
Enterprise Products Operating LLC	7.55%	4/15/2038	263	333,496
Kerr-McGee Corp.	7.125%	10/15/2027	130	146,697
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	247	252,234
Pacific Rubiales Energy Corp. (Canada)†(b)	5.125%	3/28/2023	250	230,625
Plains Exploration & Production Co.	6.125%	6/15/2019	110	120,375
Plains Exploration & Production Co.	6.75%	2/1/2022	549	605,158
Regency Energy Partners LP/Regency Energy Finance Corp.	5.75%	9/1/2020	115	119,312
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018	25	26,938
Ruby Pipeline LLC†	6.00%	4/1/2022	146	153,509
Southeast Supply Header LLC†	4.85%	8/15/2014	2	2,047
Total				2,295,191

Oil: Integrated Domestic 0.71%
EDC Finance Ltd. (Ireland)†(b)	4.875%	4/17/2020	200	194,750
Kinder Morgan Energy Partners LP	6.95%	1/15/2038	30	34,571
Kinder Morgan Energy Partners LP	7.30%	8/15/2033	201	237,347
Rowan Cos., Inc.	7.875%	8/1/2019	486	584,380
Total				1,051,048

Oil: Integrated International 1.51%
ENI SpA (Italy)†(b)	5.70%	10/1/2040	600	585,479
Petrobras International Finance Co. (Brazil)(b)	6.875%	1/20/2040	2	1,911
Petrohawk Energy Corp.	6.25%	6/1/2019	162	178,929
Petrohawk Energy Corp.	7.25%	8/15/2018	254	274,447
Petrohawk Energy Corp.	7.875%	6/1/2015	2	2,053
Transocean, Inc.	2.50%	10/15/2017	90	91,035
Transocean, Inc.	6.375%	12/15/2021	347	390,546
Tullow Oil plc (United Kingdom)†(b)	6.00%	11/1/2020	200	204,000
Weatherford International Ltd.	9.875%	3/1/2039	362	508,242
Total				2,236,642

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Paper & Forest Products 0.64%
Georgia-Pacific LLC	8.875%	5/15/2031	$540	$751,985
Plum Creek Timberlands LP	4.70%	3/15/2021	171	177,539
West Fraser Timber Co. Ltd. (Canada)†(b)	5.20%	10/15/2014	10	10,350
Total				939,874

Production Technology Equipment 0.11%
Nuance Communications, Inc.†	5.375%	8/15/2020	163	160,148

Real Estate Investment Trusts 1.11%
American Tower Corp.	5.05%	9/1/2020	206	218,148
Corrections Corp. of America	4.125%	4/1/2020	186	183,210
EPR Properties	5.25%	7/15/2023	225	220,210
EPR Properties	7.75%	7/15/2020	269	308,631
Goodman Funding Pty Ltd. (Australia)†(b)	6.375%	11/12/2020	250	277,272
Kilroy Realty LP	6.625%	6/1/2020	372	424,901
Total				1,632,372

Retail 0.93%
DBP Holding Corp.†	7.75%	10/15/2020	133	133,000
Family Dollar Stores, Inc.	5.00%	2/1/2021	225	229,957
QVC, Inc.†	7.375%	10/15/2020	937	1,010,592
Total				1,373,549

Savings & Loan 0.40%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	512	592,950

Steel 0.82%
Allegheny Ludlum Corp.	6.95%	12/15/2025	84	89,400
Allegheny Technologies, Inc.	5.875%	8/15/2023	129	130,514
Allegheny Technologies, Inc.	9.375%	6/1/2019	290	354,697
Samarco Mineracao SA (Brazil)†(b)	4.125%	11/1/2022	200	180,500
Severstal OAO Via Steel Capital SA (Luxembourg)†(b)	4.45%	3/19/2018	200	198,750
Valmont Industries, Inc.	6.625%	4/20/2020	224	251,648
Total				1,205,509

Telecommunications 1.20%
Block Communications, Inc.†	7.25%	2/1/2020	20	21,300
Consolidated Communications Finance Co.	10.875%	6/1/2020	267	309,053
GTE Corp.	6.94%	4/15/2028	420	477,874

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Millicom International Cellular SA (Luxembourg)†(b)	4.75%	5/22/2020	$200	$193,000
Millicom International Cellular SA (Luxembourg)†(b)	6.625%	10/15/2021	200	207,900
Telemovil Finance Co., Ltd. (El Salvador)†(b)	8.00%	10/1/2017	150	160,500
Verizon Communications, Inc.	7.75%	12/1/2030	315	403,368
Total				1,772,995

Tobacco 0.40%
Altria Group, Inc.	9.95%	11/10/2038	390	596,661

Transportation: Miscellaneous 0.59%
Marquette Transportation Co./Marquette Transportation Finance Corp.	10.875%	1/15/2017	150	159,000
Viterra, Inc. (Canada)†(b)	5.95%	8/1/2020	676	718,956
Total				877,956

Utilities 0.55%
Origin Energy Finance Ltd. (Australia)†(b)	3.50%	10/9/2018	375	377,263
Public Service Co. of New Mexico	7.95%	5/15/2018	179	212,972
Williams Cos., Inc. (The)	8.75%	3/15/2032	190	222,368
Total				812,603

Utilities: Electrical 0.13%
Tennessee Valley Authority	3.50%	12/15/2042	240	189,993
Total Corporate Bonds (cost $52,379,424)				51,879,105

FOREIGN GOVERNMENT OBLIGATIONS 1.58%

Bermuda 0.07%
Bermuda Government†	5.603%	7/20/2020	100	108,000

Brazil 0.16%
Federal Republic of Brazil(b)	4.25%	1/7/2025	200	190,750
Federal Republic of Brazil(b)	8.25%	1/20/2034	40	51,300
Total				242,050

Dominican Republic 0.14%
Dominican Republic†(b)	6.60%	1/28/2024	200	201,500

Ghana 0.13%
Republic of Ghana†(b)	7.875%	8/7/2023	200	189,500

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Hungary 0.00%
Hungary Government Bond(b)	5.75%		11/22/2023	$2	$2,020

Indonesia 0.13%
Perusahaan Penerbit SBSN†(b)	4.00%		11/21/2018	200	197,000

Mexico 0.06%
United Mexican States(b)	4.00%		10/2/2023	84	83,265

Panama 0.05%
Republic of Panama(b)	6.70%		1/26/2036	64	71,840

Philippines 0.17%
Republic of Philippines(b)	7.50%		9/25/2024	200	250,500

Russia 0.14%
Russia Eurobonds†(b)	4.875%		9/16/2023	200	202,500

South Africa 0.14%
Republic of South Africa(b)	5.875%		9/16/2025	200	208,600

Trinidad And Tobago 0.14%
Republic of Trinidad & Tobago†(b)	4.375%		1/16/2024	200	205,800

Turkey 0.14%
Republic of Turkey(b)	5.625%		3/30/2021	200	201,800

Uruguay 0.05%
Republic of Uruguay(b)	4.50%		8/14/2024	74	74,185

Venezuela 0.06%
Republic of Venezuela(b)	9.375%		1/13/2034	131	97,792
Total Foreign Government Obligations (cost $2,413,531)					2,336,352

GOVERNMENT SPONSORED ENTERPRISES BOND 2.70%
Federal Home Loan Mortgage Corp. (cost $4,025,351)	2.375%		1/13/2022	4,166	3,989,757

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.71%
Federal Home Loan Mortgage Corp. K035 A1	2.615%		3/25/2023	392	393,397
Federal Home Loan Mortgage Corp. K035 A2	3.458%	#	8/25/2023	393	391,381
Federal National Mortgage Assoc. 2013-M14 A	1.70%		8/25/2018	268	265,863
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,068,879)					1,050,641

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 22.60%
Federal Home Loan Mortgage Corp.(c)	3.00%	TBA	$4,280	$4,360,584
Federal Home Loan Mortgage Corp.(c)	3.50%	TBA	2,195	2,178,538
Federal Home Loan Mortgage Corp.	5.00%	9/1/2020–6/1/2026	187	199,904
Federal Home Loan Mortgage Corp.(c)	5.00%	TBA	900	954,141
Federal National Mortgage Assoc.(c)	3.50%	TBA	6,670	6,627,792
Federal National Mortgage Assoc.(c)	4.50%	TBA	3,480	3,688,392
Federal National Mortgage Assoc.	4.50%	11/1/2018	324	345,651
Federal National Mortgage Assoc.(c)	5.50%	TBA	9,790	10,770,149
Federal National Mortgage Assoc.	5.50%	11/1/2034–2/1/2038	776	855,501
Government National Mortgage Assoc.(c)	4.00%	TBA	3,260	3,388,490
Total Government Sponsored Enterprises Pass-Throughs (cost $33,480,020)				33,369,142

MUNICIPAL BONDS 1.86%

Education 0.09%
Univ of California Bd of Regs	6.27%	5/15/2031	125	132,926

Electric Revenue Bonds 0.22%
American Municipal Power, Inc.	6.27%	2/15/2050	100	105,297
American Municipal Power, Inc.	7.834%	2/15/2041	175	222,051
Total				327,348

Other Revenue 0.98%
Chicago, IL	6.845%	1/1/2038	235	248,428
Dallas Convention Center Hotel	7.088%	1/1/2042	105	118,844
Miami Dade Cnty, FL	6.91%	7/1/2039	65	69,804
Nashville & Davidson Cnty Met	6.731%	7/1/2043	100	110,239
New York City	6.646%	12/1/2031	50	55,066
San Diego Cnty Regl Arpt Auth	6.628%	7/1/2040	400	430,456
Southern California Metro Wtr	6.538%	7/1/2039	155	166,869
Southern California Metro Wtr	6.947%	7/1/2040	60	66,864
Univ of Massachusetts Bldg Auth	6.573%	5/1/2039	175	187,299
Total				1,453,869

Transportation 0.20%
Clark Cnty, NV	6.881%	7/1/2042	135	143,278
Metropolitan Washington Arpt	7.462%	10/1/2046	135	149,541
Total				292,819

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Utilities 0.37%
Chicago, IL	6.742%		11/1/2040	$160		$175,926
Los Angeles Dept Wtr & Pwr, CA	7.003%		7/1/2041	30		33,123
Municipal Elec Auth of Georgia	7.055%		4/1/2057	42		42,022
New York City Wtr & Swr Sys	5.79%		6/15/2041	45		46,986
New York City Wtr & Swr Sys	6.282%		6/15/2042	30		32,380
New York City Wtr & Swr Sys	6.491%		6/15/2042	80		86,230
San Francisco Pub Util Comm, CA	6.00%		11/1/2040	60		68,377
San Francisco Pub Util Comm, CA	6.00%		11/1/2040	50		57,034
Total						542,078
Total Municipal Bonds (cost $2,848,617)						2,749,040

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.99%
Banc of America Funding Corp. 2007-6 A1	0.456%	#	7/25/2037	16		13,088
Bear Stearns ALT-A Trust 2004-8 1A	0.866%	#	9/25/2034	163		158,300
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 AAB	5.687%	#	9/11/2038	6		6,506
Commercial Mortgage Pass-Through Certificates 2013-CR13 A4	4.194%		10/10/2046	355		365,342
Commercial Mortgage Pass-Through Certificates 2013-LC6 AM	3.282%		1/10/2046	270		255,736
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	355		310,846
Credit Suisse Mortgage Capital Certificates 2013-TH1 A1†	2.13%		2/25/2043	91		83,014
Cobalt Commercial Trust Mortgage Pass-Through Certificates. 2007-C2 AMFX	5.526%		4/15/2047	165		182,685
Granite Master Issuer plc 2005-1 A4 (United Kingdom)(b)	0.367%	#	12/20/2054	60		59,688
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	—	(a)	729
GS Mortgage Securities Corp. II 2011-GC3 A2†	3.645%		3/10/2044	170		178,275
LB-UBS Commercial Mortgage Trust 2006-C4 AM	5.878%	#	6/15/2038	240		262,291
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	393		425,176
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	16		15,153
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	36		34,764
Merrill Lynch Mortgage Investors, Inc. 2006-AF2 AF1	6.25%		10/25/2036	44		40,108
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 C	4.188%	#	2/15/2046	45		42,468
Sequoia Mortgage Trust 2012-6 A2	1.808%		12/25/2042	88		77,152
Sequoia Mortgage Trust 2013-1 2A1	1.855%		2/25/2043	81		69,503

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2013

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust 2013-2 A	1.874%		2/25/2043	$112	$96,168
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	144	143,380
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	143	142,585
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	20	20,171
UBS-BAMLL Trust 2012-WRM E†	4.238%	#	6/10/2030	595	512,800
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%		8/10/2049	200	198,451
Wachovia Bank Commercial Mortgage Trust 2007-C30 A3	5.246%		12/15/2043	6	5,579
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.71%	#	3/18/2028	370	325,868
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.304%	#	7/15/2046	364	302,404
WF-RBS Commercial Mortgage Trust 2012-C6 AS	3.835%		4/15/2045	85	85,073
Total Non-Agency Commercial Mortgage-Backed Securities (cost $4,561,130)					4,413,303

U.S. TREASURY OBLIGATIONS 27.08%
U.S. Treasury Bond	3.625%		8/15/2043	4,750	4,486,893
U.S. Treasury Note	0.25%		4/15/2016	11,008	10,951,243
U.S. Treasury Note	0.375%		3/15/2015	16,874	16,910,245
U.S. Treasury Note	1.25%		11/30/2018	7,501	7,341,019
U.S. Treasury Note	1.50%		12/31/2018	296	292,681
Total U.S. Treasury Obligations (cost $40,130,235)					39,982,081
Total Long-Term Investments (cost $158,427,202)					157,300,874

24	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2013

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 11.15%

U.S. TREASURY OBLIGATIONS 5.90%
U.S. Treasury Note	0.25%	3/31/2014	$4,097	$4,098,840
U.S. Treasury Note	0.625%	7/15/2014	4,600	4,613,119
Total U.S. Treasury Obligations (cost $8,710,547)				8,711,959

REPURCHASE AGREEMENT 5.25% Repurchase Agreement dated 12/31/2013, Zero Coupon due 1/2/2014 with Fixed Income Clearing Corp. collateralized by $7,845,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014; value: $7,913,644; proceeds: $7,754,925 (cost $7,754,925)			7,755	7,754,925
Total Short-Term Investments (cost $16,465,472)				16,466,884
Total Investments in Securities 117.67% (cost $174,892,674)				173,767,758
Liabilities in Excess of Cash and Other Assets (17.67%)				(26,097,499)
Net Assets 100.00%				$147,670,259

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2013.
(a)	Amount is less than $1,000.
(b)	Foreign security traded in U.S. dollars.
(c)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Asset-Backed Securities	$—	$17,531,453	$—	$17,531,453
Corporate Bonds	—	51,879,105	—	51,879,105
Foreign Government Obligations	—	2,336,352	—	2,336,352
Government Sponsored Enterprises Bonds	—	3,989,757	—	3,989,757
Government Sponsored Enterprises Collateralized Mortgage Obligations	—	1,050,641	—	1,050,641
Government Sponsored Enterprises Pass-throughs	—	33,369,142	—	33,369,142
Municipal Bonds	—	2,749,040	—	2,749,040
Non-Agency Commercial Mortgage- Backed Securities	—	4,413,303	—	4,413,303
U.S. Treasury Obligations	—	48,694,040	—	48,694,040
Repurchase Agreement	—	7,754,925	—	7,754,925
Total	$—	$173,767,758	$—	$173,767,758

(1)	Refer to note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2013.

See Notes to Financial Statements.	25

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in securities, at fair value (cost $174,892,674)	$173,767,758
Cash	7,443,518
Receivables:
Investment securities sold	6,229,961
Interest	1,037,390
Capital shares sold	279,022
From advisor (See Note 3)	36,135
Prepaid expenses	539
Total assets	188,794,323
LIABILITIES:
Payables:
Investment securities purchased	40,943,504
Management fee	54,478
Fund administration	4,842
Directors’ fees	3,442
Capital shares reacquired	1
Accrued expenses	117,797
Total liabilities	41,124,064
NET ASSETS	$147,670,259
COMPOSITION OF NET ASSETS:
Paid-in capital	$150,719,391
Undistributed net investment income	12,651
Accumulated net realized loss on investments	(1,936,867)
Net unrealized depreciation on investments	(1,124,916)
Net Assets	$147,670,259
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	9,104,189
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.22

26	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2013

Investment income:
Interest and other	$2,319,798
Total investment income	2,319,798
Expenses:
Management fee	436,777
Non 12b-1 service fees	339,716
Professional	47,001
Fund administration	38,825
Reports to shareholders	23,550
Custody	17,370
Shareholder servicing	9,334
Directors’ fees	3,834
Other	6,643
Gross expenses	923,050
Expense reductions (See Note 8)	(102)
Management fee waived (See Note 3)	(301,754)
Net expenses	621,194
Net investment income	1,698,604
Net realized and unrealized loss:
Net realized loss on investments	(665,790)
Net change in unrealized appreciation/depreciation on investments	(1,847,756)
Net realized and unrealized loss	(2,513,546)
Net Decrease in Net Assets Resulting From Operations	$(814,942)

See Notes to Financial Statements.	27

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$1,698,604	$498,700
Net realized gain (loss) on investments	(665,790)	524,737
Net change in unrealized appreciation/depreciation on investments	(1,847,756)	586,310
Net increase (decrease) in net assets resulting from operations	(814,942)	1,609,747
Distributions to shareholders from:
Net investment income	(2,770,732)	(854,408)
Net realized gain	(53,509)	(311,155)
Total distributions to shareholders	(2,824,241)	(1,165,563)
Capital share transactions (See Note 11):
Proceeds from sales of shares	98,625,770	36,234,291
Reinvestment of distributions	2,824,242	1,165,563
Cost of shares reacquired	(379,928)	(482,853)
Net increase in net assets resulting from capital share transactions	101,070,084	36,917,001
Net increase in net assets	97,430,901	37,361,185
NET ASSETS:
Beginning of year	$50,239,358	$12,878,173
End of year	$147,670,259	$50,239,358
Undistributed net investment income	$12,651	$2,575

28	See Notes to Financial Statements.

Financial Highlights

				4/16/2010(a)
	Year Ended 12/31			to
	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$16.73	$16.06	$15.28	$15.00
Investment operations:
Net investment income(b)				.01
Net realized and unrealized gain				.06
Total from investment operations				.07
Net asset value on SEC Effective Date, 5/1/2010				$15.07
Investment operations:
Net investment income(b)	.29	.31	.40	.29
Net realized and unrealized gain (loss)	(.47)	.78	.95	.44
Total from investment operations	(.18)	1.09	1.35	.73
Distributions to shareholders from:
Net investment income	(.32)	(.30)	(.34)	(.26)
Net realized gain	(.01)	(.12)	(.23)	(.26)
Total distributions	(.33)	(.42)	(.57)	(.52)
Net asset value, end of period	$16.22	$16.73	$16.06	$15.28
Total Return(c)				5.39	%(d)(e)
Total Return(c)	(1.10)%	6.82%	8.77%	4.90	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64%	.64%	.64%	.64	%(g)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.64%	.64%	.64%	.64	%(g)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.95%	1.16%	1.95%	6.98	%(g)
Net investment income	1.74%	1.85%	2.48%	2.71	%(g)

Supplemental Data:
Net assets, end of period (000)	$147,670	$50,239	$12,878	$2,257
Portfolio turnover rate	625.23%	588.93%	645.34%	440.61%
(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

See Notes to Financial Statements.	29

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

30

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 through the fiscal year ended December 31, 2013. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

31

Notes to Financial Statements (continued)

(h)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(j)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

32

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2013, the effective management fee, net of waivers, was at an annualized rate of .14% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013 and continuing through April 30, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .64%. This agreement may be terminated only by the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. Such amounts are included in Non 12b-1 service fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or

33

Notes to Financial Statements (continued)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/2013	Year Ended 12/31/2012
Distributions paid from:
Ordinary income	$2,824,241	$1,161,465
Net long-term capital gains	—	4,098
Total distributions paid	$2,824,241	$1,165,563

As of December 31, 2013, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$16,093
Total undistributed earnings	$16,093
Capital loss carryforwards*	(1,280,059)
Temporary differences	(157,081)
Unrealized losses – net	(1,628,085)
Total accumulated losses – net	$(3,049,132)

*	As of December 31, 2013, the Fund had a capital loss carryforward of $1,280,059 with no expiration.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $153,639 during fiscal 2013.

As of December 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$175,395,843
Gross unrealized gain	632,061
Gross unrealized loss	(2,260,146)
Net unrealized security loss	$(1,628,085)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization and wash sales.

34

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,082,204	$(1,082,204)

The permanent differences are primarily attributable to the tax treatment of premium amortization, principal paydown gains and losses and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2013 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$666,995,265	$85,977,968	$601,799,229	$35,114,749

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$7,754,925	$—	$7,754,925
Total	$7,754,925	$—	$7,754,925

35

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instrument Collateral(a)	Cash Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$7,754,925	$(7,754,925)	$—	$—
Total	$7,754,925	$(7,754,925)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2013.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features

36

Notes to Financial Statements (concluded)

may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	5,949,994	2,160,924
Reinvestment of distributions	173,665	69,848
Shares reacquired	(23,035)	(29,087)
Increase	6,100,624	2,201,685

37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the twelve portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2014

38

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

39

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

40

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

41

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

42

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President - Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003 - 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

43

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2013. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and three-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and

44

Approval of Advisory Contract (continued)

discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. The Board also noted that the expense peer group did not include any funds with either Rule 12b-1 or servicing fees.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

45

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

46

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

47

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Total Return Portfolio	SFTR-PORT-2-1213 (02/14)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2013 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2013 and 2012 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2013	2012
Audit Fees {a}	$446,500	$435,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	446,500	435,000

Tax Fees {b}	103,678	101,418
All Other Fees	- 0 -	- 0 -

Total Fees	$550,178	$536,418

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2013 and 2012 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2013 and 2012 were:

	Fiscal year ended:
	2013	2012
All Other Fees {a}	$180,602	$194,431

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2013 and 2012 were:

	Fiscal year ended:
	2013	2012
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 13, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 13, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 13, 2014